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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03826

AIM Sector Funds (Invesco Sector Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 4/30

Date of reporting period: 4/30/13

Item 1. Report to Stockholders.

Annual Report to Shareholders April 30, 2013
Invesco Energy Fund Nasdaq: A: IENAX ■ B: IENBX ■ C: IEFCX ■ Y: IENYX ■ Investor: FSTEX ■ R5: IENIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    The reporting period covered by this report was challenging. For much of the reporting period, US economic data was only mildly positive, and investors closely monitored eurozone governments’ efforts to reduce debt levels, strengthen the banking system and stimulate economic growth. The economic uncertainty of 2012 gave way to greater optimism in the first quarter of 2013, and investors pushed major US equity indexes to multiyear or even all-time highs. Despite these market changes, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

    Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                      Invesco Energy Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

    No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

    Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

    To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

    You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

    In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

    Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                      Invesco Energy Fund

Management’s Discussion of Fund Performance

Performance summary

Despite a bumpy macroeconomic recovery and continued economic uncertainty, equity markets experienced strong performance for the fiscal year ended April 30, 2013. Energy stocks, however, were generally market laggards, producing minor gains which lagged the broad market for the reporting period. Invesco Energy Fund underperformed its style-specific index, the MSCI World Energy Index ND, primarily as a result of security selection and underweight exposure in the integrated oil and gas sub-industry. Additionally, an underweight position in the oil and gas storage and transportation sub-industry and an overweight position in the oil and gas equipment and services sub-industry further impacted the Fund’s relative performance.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/12 to 4/30/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.90%
Class B Shares	3.12
Class C Shares	3.12
Class Y Shares	4.17
Investor Class Shares	3.91
Class R5 Shares	4.27
S&P 500 Index‚ (Broad Market Index)	16.89
MSCI World Energy Index ND■ (Style-Specific Index)	4.69
Lipper Natural Resource Funds Index♦ (Peer Group Index)	10.66

Source(s):	‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■MSCI via FactSet Research Systems Inc.; ♦Lipper Inc.

How we invest

Effective February 21, 2013, Norman MacDonald was named portfolio manager of Invesco Energy Fund.

    We invest in companies involved in the exploration, production, service, drilling, transportation, refining and marketing of oil, natural gas and other forms of energy.

    We select stocks based on our bottom-up fundamental analysis of individual companies. Our investment strategy is considered contrarian. However, our strategy focuses on companies with quality management teams and quality assets, resulting in an emphasis on valuation and risk-reward profiles rather than potential turnaround scenarios.

    In valuing companies, we take a long-term view on commodity prices and use a constant marginal cost of production commodity price. The price does not change unless a persistent structural change in the commodity occurs. We believe this helps us avoid the “cloud of noise” associated with volatile commodity prices. Price-to-cash flow, price-to-net asset value and price-to-earnings are the valuation metrics we use to assess the attractiveness of a security.

    Our target portfolio includes 40 to 45 stocks of all market capitalizations. This limited number of positions allows us to know our companies, their management teams, their business structures and how their products and services fit into the energy value chain – the process that moves oil and natural gas from the ground to the consumer.

    We may sell or reduce our position in a stock when:

■	A security reaches its price target.
■	A change in fundamentals occurs – either company-specific or industry-wide.
■	A change in corporate focus and/or management occurs.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified, and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the US, where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

    In early fall, as the European Central Bank implemented new measures to support member economies and the US Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013. However, for the first time in years, markets appeared willing to look past headline events. US equity markets were generally strong in the final few months of the reporting period, with major market indexes setting multiyear or even all-time highs.1

    All 10 economic sectors in the S&P 500 Index posted gains during the fiscal year.2 Health care, telecommunication services, financials and both consumer sectors led the market, while information technology, materials, energy and industrials were the market laggards.

Portfolio Composition
By industry

Oil & Gas Exploration & Production	35.5%
Oil & Gas Equipment & Services	27.5
Integrated Oil & Gas	24.2
Oil & Gas Drilling	5.4
Oil & Gas Refining & Marketing	3.8
Diversified Chemicals	1.1
Money Market Funds Plus Other Assets Less Liabilities	2.5

Top 10 Equity Holdings*

1. Weatherford International Ltd.	5.9%
2. Anadarko Petroleum Corp.	5.7
3. Chevron Corp.	5.4
4. Occidental Petroleum Corp.	5.4
5. Schlumberger Ltd.	4.5
6. Halliburton Co.	4.3
7. Cameron International Corp.	4.0
8. Exxon Mobil Corp.	3.6
9. Marathon Oil Corp.	3.6
10. National Oilwell Varco Inc.	3.4

Total Net Assets	$1.3 billion

Total Number of Holdings*	42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                      Invesco Energy Fund

    Crude oil prices, as measured by Brent crude oil, fell approximately 14% to close the fiscal year at $102.37 a barrel.2 Oil prices reflect low underlying excess global supply and uncertainty regarding world-wide demand prospects. Natural gas prices, as measured at Henry Hub, rose steadily during the fiscal year, practically doubling to close at $4.34 per million cubic feet.2 After spending all of 2012 above their five-year average, natural gas inventories declined in 2013, falling below their five-year average at the close of the fiscal year.3

    Most energy sub-industries contributed to the Fund’s absolute performance during the fiscal year. The greatest contribution to performance came from oil and gas refining and marketing, oil and gas exploration and production, and integrated oil and gas. Coal and consumable fuels, along with oil and gas equipment and services, however, detracted from Fund performance during the fiscal year.

    Relative to the MSCI World Energy Index ND, Fund performance was negatively affected by security selection and underweight exposure to integrated oil and gas stocks, as well as underweight exposure to oil and gas storage and transportation stocks and overweight exposure to oil and gas equipment and services stocks. A minor allocation to cash also detracted from relative performance during the fiscal year. Conversely, security selection in the following sub-industries contributed to the Fund’s relative performance: oil and gas refining and marketing, oil and gas exploration and production, and oil and gas drilling.

    The top individual contributor to the Fund’s relative performance was Anadarko. During the fiscal year, Anadarko announced significant oil and gas discoveries. In June 2012, Anadarko announced a natural gas discovery in offshore Mozambique, which has the potential to support liquefied natural gas sales in the future.4 In March 2013, Anadarko announced successful results from one of its wells in the Shenandoah Basin of the deepwater Gulf of Mexico. To date, it marks Anadarko’s largest oil discovery in the Gulf.4

    Conversely, the top individual detractor from Fund performance was Midstates Petroleum. An independent exploration and production company, Midstates uses modern fracking technology to extract oil from previously discovered yet under-developed wells in central Louisiana, northwestern Oklahoma and southern Kansas. The share price of Midstates fell following its initial public offering in early April 2012.2 Since that time, Midstates has been active in issuing private placements and acquiring acreage in the Mississippian Lime oil play in Oklahoma and Kansas. We increased our exposure to Midstates following its share price weakness.

    Barring any supply disruptions, continued non-OPEC supply growth should keep an upward cap on crude oil prices over the near term, in our opinion. We estimated oil prices would remain range-bound around $85 to $95 a barrel. As North American natural gas prices had been close to their long-term marginal cost of production for some time, we saw more upside potential here over the short term. Despite the potential of range-bound crude oil prices, oil and gas equities appeared cheap based on historical multiples, particularly where quality companies are concerned. We preferred the better growth opportunities of oil and gas exploration and production companies over the slower-growing global integrated oil and gas companies and have positioned the Fund accordingly.

    We believe the energy sector offers potential for long-term appreciation for the following reasons: oil supplies remain constrained and global consumption should continue to expand; the world is likely to derive most of its energy from hydrocarbons for the foreseeable future; global development and industrialization, driven by fast-growing nations such as India and China, are likely to continue, resulting in a growing need for energy; and, virtually all new sources of crude oil merely replace supplies being lost to depletion.

    While oil prices may be headline news, the Fund should be considered a long-term investment. As always, thank you for your continued investment in Invesco Energy Fund.

1	Source: Reuters
2	Source: Bloomberg Financial L.P.
3	Source: US Energy Information Administration
4	Source: Anadarko Petroleum Corp.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Norman MacDonald Chartered Financial Analyst, portfolio manager, is manager of Invesco Energy Fund. He joined
Invesco in 2008. Mr. MacDonald earned a Bachelor of Commerce degree from the University of Windsor.

5                      Invesco Energy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

1	Source: Lipper Inc.
2	Source: MSCI via FactSet Research Systems Inc.
3	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

*	It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                      Invesco Energy Fund

Average Annual Total Returns
As of 4/30/13, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	10.71%
10 Years	13.61
5 Years	-4.43
1 Year	-1.82

Class B Shares
Inception (3/28/02)	10.69%
10 Years	13.59
5 Years	-4.44
1 Year	-1.88

Class C Shares
Inception (2/14/00)	11.73%
10 Years	13.42
5 Years	-4.06
1 Year	2.12

Class Y Shares
10 Years	14.38%
5 Years	-3.12
1 Year	4.17

Investor Class Shares
Inception (1/19/84)	9.59%
10 Years	14.25
5 Years	-3.34
1 Year	3.91

Class R5 Shares
Inception (1/31/06)	3.92%
5 Years	-2.95
1 Year	4.27

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested

Average Annual Total Returns
As of 3/31/13, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	11.00%
10 Years	13.68
5 Years	-1.86
1 Year	-1.08

Class B Shares
Inception (3/28/02)	10.98%
10 Years	13.67
5 Years	-1.88
1 Year	-1.11

Class C Shares
Inception (2/14/00)	11.99%
10 Years	13.51
5 Years	-1.48
1 Year	2.90

Class Y Shares
10 Years	14.46%
5 Years	-0.52
1 Year	4.93

Investor Class Shares
Inception (1/19/84)	9.70%
10 Years	14.33
5 Years	-0.75
1 Year	4.67

Class R5 Shares
Inception (1/31/06)	4.26%
5 Years	-0.34
1 Year	5.06

distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares was 1.13%, 1.88%, 1.88%, 0.88%, 1.13% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses on Class B and Class C shares in the past, performance would have been lower.

continued	from page 8

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                      Invesco Energy Fund

Invesco Energy Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.
Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the adviser elects not to do so due to availability, cost, market conditions or other factors.

■	Energy industry sector risk. The businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale as well as supply-and-demand for energy resources. Although individual security selection drives the performance of the Fund, short-term fluctuations in energy prices may cause price fluctuations in its shares.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility.
Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer.
They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The MSCI World Energy Index ND is a free float-adjusted market-capitalization index that represents the energy segment in global developed market equity performance. The index is computed using the net return which withholds applicable taxes for non-resident investors.
■	The Lipper Natural Resource Funds Index is an unmanaged index considered representative of natural resource funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions.

continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	IENAX
Class B Shares	IENBX
Class C Shares	IEFCX
Class Y Shares	IENYX
Investor Class Shares	FSTEX
Class R5 Shares	IENIX

8                      Invesco Energy Fund

Schedule of Investments(a)

April 30, 2013

	Shares	Value
Common Stocks & Other Equity Interests–97.47%
Diversified Chemicals–1.10%
Dow Chemical Co. (The)	414,358	$14,050,880

Integrated Oil & Gas–24.15%
BG Group PLC (United Kingdom)	1,142,508	19,285,550
BP PLC–ADR (United Kingdom)	633,358	27,614,409
Cenovus Energy Inc. (Canada)(b)	427,317	12,788,969
Chevron Corp.	569,554	69,491,283
Exxon Mobil Corp.	510,304	45,411,953
Galp Energia, SGPS, S.A. (Portugal)	630,663	10,108,197
Occidental Petroleum Corp.	777,961	69,440,799
Royal Dutch Shell PLC–ADR (United Kingdom)	286,669	19,484,892
Suncor Energy, Inc. (Canada)	1,129,119	35,205,110
		308,831,162

Oil & Gas Drilling–5.41%
Ensco PLC–Class A	637,085	36,747,063
Helmerich & Payne, Inc.	345,853	20,273,903
Transocean Ltd.(c)	235,930	12,143,317
		69,164,283

Oil & Gas Equipment & Services–27.49%
Cameron International Corp.(c)	837,706	51,560,804
FMC Technologies, Inc.(c)	296,434	16,096,366
Halliburton Co.	1,277,511	54,639,146
National Oilwell Varco Inc.	664,277	43,324,146
Oceaneering International, Inc.	217,770	15,280,921
Schlumberger Ltd.	776,405	57,787,824
Superior Energy Services, Inc.(c)	309,764	8,546,389
Tidewater Inc.	552,767	28,992,629
Weatherford International Ltd.(c)	5,895,323	75,401,181
		351,629,406

Oil & Gas Exploration & Production–35.51%
Anadarko Petroleum Corp.	865,784	73,383,852
Apache Corp.	521,352	38,517,486
Cabot Oil & Gas Corp.	259,550	17,662,377
Canadian Natural Resources Ltd. (Canada)	872,779	25,601,171
Cobalt International Energy, Inc.(c)	301,874	8,434,360
Concho Resources Inc.(c)	280,506	24,159,982

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Devon Energy Corp.	601,581	$33,123,050
EOG Resources, Inc.	323,705	39,220,098
EQT Corp.	199,046	14,952,336
Marathon Oil Corp.	1,388,866	45,374,252
Midstates Petroleum Co. Inc.(c)	3,245,596	18,727,089
Noble Energy, Inc.	223,053	25,269,674
Oasis Petroleum Inc.(c)	259,947	8,897,986
Range Resources Corp.	170,096	12,505,458
Resolute Energy Corp.(b)(c)	401,169	3,698,778
Southwestern Energy Co.(c)	512,839	19,190,435
Ultra Petroleum Corp.(b)(c)	653,758	13,990,421
Whiting Petroleum Corp.(c)	705,555	31,397,197
		454,106,002

Oil & Gas Refining & Marketing–3.81%
Marathon Petroleum Corp.	309,509	24,253,125
Phillips 66	402,313	24,520,977
		48,774,102
Total Common Stocks & Other Equity Interests (Cost $1,025,427,884)		1,246,555,835

Money Market Funds–2.35%
Liquid Assets Portfolio–Institutional Class(d)	15,047,294	15,047,294
Premier Portfolio–Institutional Class(d)	15,047,294	15,047,294
Total Money Market Funds (Cost $30,094,588)		30,094,588
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.82% (Cost $1,055,522,472)		1,276,650,423

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.07%
Liquid Assets Portfolio–Institutional Class (Cost $13,678,199)(d)(e)	13,678,199	13,678,199
TOTAL INVESTMENTS–100.89% (Cost $1,069,200,671)		1,290,328,622
OTHER ASSETS LESS LIABILITIES–(0.89)%		(11,413,673)
NET ASSETS–100.00%		$1,278,914,949

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2013.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Energy Fund

Statement of Assets and Liabilities

April 30, 2013

Assets:
Investments, at value (Cost $1,025,427,884)*	$1,246,555,835
Investments in affiliated money market funds, at value and cost	43,772,787
Total investments, at value (Cost $1,069,200,671)	1,290,328,622
Foreign currencies, at value	14,267
Receivable for:
Investments sold	23,990,682
Fund shares sold	1,045,246
Dividends	212,181
Investment for trustee deferred compensation and retirement plans	58,767
Other assets	39,131
Total assets	1,315,688,896

Liabilities:
Payable for:
Investments purchased	18,495,350
Fund shares reacquired	3,249,459
Collateral upon return of securities loaned	13,678,199
Accrued fees to affiliates	986,723
Accrued trustees’ and officers’ fees and benefits	3,167
Accrued other operating expenses	124,241
Trustee deferred compensation and retirement plans	236,808
Total liabilities	36,773,947
Net assets applicable to shares outstanding	$1,278,914,949

Net assets consist of:
Shares of beneficial interest	$1,090,150,961
Undistributed net investment income	2,009,866
Undistributed net realized gain (loss)	(34,367,783)
Unrealized appreciation	221,121,905
$1,278,914,949

Net Assets:
Class A	$619,826,402
Class B	$50,240,745
Class C	$164,978,376
Class Y	$55,195,757
Investor Class	$363,981,057
Class R5	$24,692,612

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	15,296,888
Class B	1,371,521
Class C	4,615,800
Class Y	1,356,223
Investor Class	9,014,930
Class R5	594,817
Class A:
Net asset value per share	$40.52
Maximum offering price per share
(Net asset value of $40.52 ÷ 94.50%)	$42.88
Class B:
Net asset value and offering price per share	$36.63
Class C:
Net asset value and offering price per share	$35.74
Class Y:
Net asset value and offering price per share	$40.70
Investor Class:
Net asset value and offering price per share	$40.38
Class R5:
Net asset value and offering price per share	$41.51

*	At April 30, 2013, securities with an aggregate value of $13,269,712 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Energy Fund

Statement of Operations

For the year ended April 30, 2013

Investment income:
Dividends (net of foreign withholding taxes of $308,866)	$19,948,128
Dividends from affiliated money market funds (includes securities lending income of $146,876)	207,487
Total investment income	20,155,615

Expenses:
Advisory fees	8,329,088
Administrative services fees	333,576
Custodian fees	47,190
Distribution fees:
Class A	1,566,379
Class B	597,303
Class C	1,736,304
Investor Class	951,460
Transfer agent fees — A, B, C, Y and Investor	2,831,931
Transfer agent fees — R5	22,368
Trustees’ and officers’ fees and benefits	68,988
Other	368,907
Total expenses	16,853,494
Less: Fees waived and expense offset arrangement(s)	(81,838)
Net expenses	16,771,656
Net investment income	3,383,959

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	8,374,334
Foreign currencies	(188,846)
8,185,488
Change in net unrealized appreciation (depreciation) of:
Investment securities	21,629,801
Foreign currencies	(7,324)
21,622,477
Net realized and unrealized gain	29,807,965
Net increase in net assets resulting from operations	$33,191,924

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Energy Fund

Statement of Changes in Net Assets

For the years ended April 30, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$3,383,959	$(1,692,879)
Net realized gain	8,185,488	97,150,656
Change in net unrealized appreciation (depreciation)	21,622,477	(470,786,911)
Net increase (decrease) in net assets resulting from operations	33,191,924	(375,329,134)

Share transactions–net:
Class A	(120,237,028)	(142,552,355)
Class B	(24,331,767)	(22,207,524)
Class C	(40,623,146)	(29,736,198)
Class Y	(19,758,938)	6,265,580
Investor Class	(74,607,820)	(63,107,318)
Class R5	3,296,806	8,674,978
Net increase (decrease) in net assets resulting from share transactions	(276,261,893)	(242,662,837)
Net increase (decrease) in net assets	(243,069,969)	(617,991,971)

Net assets:
Beginning of year	1,521,984,918	2,139,976,889
End of year (includes undistributed net investment income (loss) of $2,009,866 and $(1,160,192), respectively)	$1,278,914,949	$1,521,984,918

Notes to Financial Statements

April 30, 2013

NOTE 1—Significant Accounting Policies

Invesco Energy Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

12                         Invesco Energy Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

13                         Invesco Energy Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

The businesses in which the Fund invests may be adversely affected by foreign, federal or state regulations governing energy production, distribution and sale. Although individual security selection drives the performance of the Fund, short-term fluctuations in commodity prices may cause price fluctuations in its shares.

14                         Invesco Energy Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2013, the Adviser waived advisory fees of $75,750.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2013, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2013, IDI advised the Fund that IDI retained $100,417 in front-end sales commissions from the sale of Class A shares and $17,449, $116,864 and $14,089 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2013, the Fund incurred $14 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

15                         Invesco Energy Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,271,043,072	$19,285,550	$—	$1,290,328,622

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended April 30, 2013, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $6,088.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or long term capital gain distributions paid during the years ended April 30, 2013 and 2012.

Tax Components of Net Assets at Period–End:

2013
Undistributed ordinary income	$1,593,835
Net unrealized appreciation — investments	215,874,560
Net unrealized appreciation (depreciation) — other investments	(6,046)
Temporary book/tax differences	(227,638)
Post-October deferrals	(5,455,739)
Capital loss carryforward	(23,014,984)
Shares of beneficial interest	1,090,150,961
Total net assets	$1,278,914,949

16                         Invesco Energy Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2018	$18,311,213	$—	$18,311,213
Not subject to expiration	4,703,771	—	4,703,771
	$23,014,984	$—	$23,014,984

*	Capital loss carryforward listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2013 was $713,357,929 and $936,521,595, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$236,034,554
Aggregate unrealized (depreciation) of investment securities	(20,159,994)
Net unrealized appreciation of investment securities	$215,874,560

Cost of investments for tax purposes is $1,074,454,062.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and partnership reclasses, on April 30, 2013, undistributed net investment income was decreased by $213,901 and undistributed net realized gain (loss) was increased by $213,901. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Energy Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended April 30,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	3,466,046	$132,651,907	5,299,676	$214,398,044
Class B	33,992	1,160,280	133,385	4,936,346
Class C	459,310	15,461,294	1,038,929	37,569,135
Class Y	537,792	20,325,514	1,122,529	45,651,471
Investor Class	1,601,961	61,059,919	2,374,357	95,790,501
Class R5	520,942	20,023,673	368,848	14,974,267

Automatic conversion of Class B shares to Class A shares:
Class A	222,281	8,527,717	179,827	7,228,474
Class B	(245,147)	(8,527,717)	(200,855)	(7,228,474)

Reacquired:
Class A	(6,937,707)	(261,416,652)	(9,111,795)	(364,178,873)
Class B	(497,562)	(16,964,330)	(536,818)	(19,915,396)
Class C	(1,685,634)	(56,084,440)	(1,893,362)	(67,305,333)
Class Y	(1,078,646)	(40,084,452)	(999,702)	(39,385,891)
Investor Class	(3,605,150)	(135,667,739)	(3,973,334)	(158,897,819)
Class R5	(428,441)	(16,726,867)	(156,014)	(6,299,289)
Net increase (decrease) in share activity	(7,635,963)	$(276,261,893)	(6,354,329)	$(242,662,837)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco Energy Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/13	$39.00	$0.14	$1.38	$1.52	$—	$—	$—	$40.52	3.90%	$619,826	1.15	%(d)	1.16	%(d)	0.37	%(d)	56%
Year ended 04/30/12	47.26	0.01	(8.27)	(8.26)	—	—	—	39.00	(17.48)	723,304	1.12		1.13		0.03		61
Year ended 04/30/11	35.99	(0.03)	11.33	11.30	(0.03)	—	(0.03)	47.26	31.42	1,048,194	1.13		1.13		(0.10)		58
One month ended 04/30/10	35.34	(0.03)	0.68	0.65	—	—	—	35.99	1.84	742,987	1.16	(e)	1.16	(e)	(1.00	)(e)	9
Year ended 03/31/10	23.91	0.07	11.38	11.45	(0.02)	—	(0.02)	35.34	47.91	725,470	1.17		1.18		0.22		49
Year ended 03/31/09	43.71	0.07	(19.47)	(19.40)	—	(0.40)	(0.40)	23.91	(44.39)	453,133	1.16		1.17		0.20		61
Class B
Year ended 04/30/13	35.52	(0.13)	1.24	1.11	—	—	—	36.63	3.12	50,241	1.90	(d)	1.91	(d)	(0.38	)(d)	56
Year ended 04/30/12	43.37	(0.26)	(7.59)	(7.85)	—	—	—	35.52	(18.10)	73,896	1.87		1.88		(0.72)		61
Year ended 04/30/11	33.25	(0.29)	10.41	10.12	—	—	—	43.37	30.44	116,438	1.88		1.88		(0.85)		58
One month ended 04/30/10	32.68	(0.05)	0.62	0.57	—	—	—	33.25	1.75	109,771	1.91	(e)	1.91	(e)	(1.75	)(e)	9
Year ended 03/31/10	22.26	(0.16)	10.58	10.42	—	—	—	32.68	46.81	108,880	1.92		1.93		(0.53)		49
Year ended 03/31/09	41.04	(0.19)	(18.19)	(18.38)	—	(0.40)	(0.40)	22.26	(44.79)	78,085	1.91		1.92		(0.55)		61
Class C
Year ended 04/30/13	34.66	(0.13)	1.21	1.08	—	—	—	35.74	3.12	164,978	1.90	(d)	1.91	(d)	(0.38	)(d)	56
Year ended 04/30/12	42.32	(0.26)	(7.40)	(7.66)	—	—	—	34.66	(18.10)	202,489	1.87		1.88		(0.72)		61
Year ended 04/30/11	32.44	(0.29)	10.17	9.88	—	—	—	42.32	30.46	283,422	1.88		1.88		(0.85)		58
One month ended 04/30/10	31.88	(0.05)	0.61	0.56	—	—	—	32.44	1.76	207,451	1.91	(e)	1.91	(e)	(1.75	)(e)	9
Year ended 03/31/10	21.71	(0.16)	10.33	10.17	—	—	—	31.88	46.85	205,003	1.92		1.93		(0.53)		49
Year ended 03/31/09	40.06	(0.19)	(17.76)	(17.95)	—	(0.40)	(0.40)	21.71	(44.82)	122,123	1.91		1.92		(0.55)		61
Class Y
Year ended 04/30/13	39.07	0.23	1.40	1.63	—	—	—	40.70	4.17	55,196	0.90	(d)	0.91	(d)	0.62	(d)	56
Year ended 04/30/12	47.24	0.11	(8.28)	(8.17)	—	—	—	39.07	(17.28)	74,126	0.87		0.88		0.28		61
Year ended 04/30/11	35.96	0.06	11.33	11.39	(0.12)	—	(0.12)	47.23	31.73	83,807	0.88		0.88		0.15		58
One month ended 04/30/10	35.31	(0.02)	0.67	0.65	—	—	—	35.96	1.84	48,291	0.91	(e)	0.91	(e)	(0.75	)(e)	9
Year ended 03/31/10	23.86	0.16	11.36	11.52	(0.07)	—	(0.07)	35.31	48.29	47,084	0.92		0.93		0.47		49
Year ended 03/31/09(f)	31.13	0.04	(6.91)	(6.87)	—	(0.40)	(0.40)	23.86	(22.08)	8,894	1.04	(e)	1.05	(e)	0.32	(e)	61
Investor Class
Year ended 04/30/13	38.86	0.14	1.38	1.52	—	—	—	40.38	3.91	363,981	1.15	(d)	1.16	(d)	0.37	(d)	56
Year ended 04/30/12	47.09	0.01	(8.24)	(8.23)	—	—	—	38.86	(17.48)	428,174	1.12		1.13		0.03		61
Year ended 04/30/11	35.86	(0.03)	11.29	11.26	(0.03)	—	(0.03)	47.09	31.42	594,201	1.13		1.13		(0.10)		58
One month ended 04/30/10	35.22	(0.03)	0.67	0.64	—	—	—	35.86	1.82	484,002	1.16	(e)	1.16	(e)	(1.00	)(e)	9
Year ended 03/31/10	23.82	0.07	11.35	11.42	(0.02)	—	(0.02)	35.22	47.96	475,026	1.17		1.18		0.22		49
Year ended 03/31/09	43.56	0.07	(19.41)	(19.34)	—	(0.40)	(0.40)	23.82	(44.40)	335,874	1.16		1.17		0.20		61
Class R5
Year ended 04/30/13	39.81	0.29	1.41	1.70	—	—	—	41.51	4.27	24,693	0.78	(d)	0.79	(d)	0.74	(d)	56
Year ended 04/30/12	48.07	0.16	(8.42)	(8.26)	—	—	—	39.81	(17.18)	19,996	0.76		0.77		0.39		61
Year ended 04/30/11	36.60	0.10	11.55	11.65	(0.18)	—	(0.18)	48.07	31.92	13,915	0.77		0.77		0.26		58
One month ended 04/30/10	35.93	(0.02)	0.69	0.67	—	—	—	36.60	1.87	7,667	0.77	(e)	0.77	(e)	(0.61	)(e)	9
Year ended 03/31/10	24.32	0.21	11.59	11.80	(0.19)	—	(0.19)	35.93	48.57	6,411	0.74		0.75		0.65		49
Year ended 03/31/09	44.23	0.24	(19.75)	(19.51)	—	(0.40)	(0.40)	24.32	(44.11)	3,416	0.70		0.71		0.66		61

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $626,552, $59,730, $173,630, $60,606, $380,584 and $22,368 for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 03, 2008.

19                         Invesco Energy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Energy Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 27, 2013

Houston, Texas

20                         Invesco Energy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/13)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,099.30	$5.93	$1,019.14	$5.71	1.14%
B	1,000.00	1,095.10	9.82	1,015.42	9.44	1.89
C	1,000.00	1,095.30	9.82	1,015.42	9.44	1.89
Y	1,000.00	1,100.60	4.64	1,020.38	4.46	0.89
Investor	1,000.00	1,099.40	5.93	1,019.14	5.71	1.14
R5	1,000.00	1,101.10	4.17	1,020.83	4.01	0.80

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2012 through April 30, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21                         Invesco Energy Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Energy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief, Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco Energy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Energy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Energy Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905 I-ENE-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2013

Invesco Gold & Precious Metals Fund
Nasdaq: A: IGDAX ¡ B: IGDBX ¡ C: IGDCX ¡ Y: IGDYX ¡ Investor: FGLDX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    The reporting period covered by this report was challenging. For much of the reporting period, US economic data was only mildly positive, and investors closely monitored eurozone governments’ efforts to reduce debt levels, strengthen the banking system and stimulate economic growth. The economic uncertainty of 2012 gave way to greater optimism in the first quarter of 2013, and investors pushed major US equity indexes to multiyear or even all-time highs. Despite these market changes, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

    Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Gold & Precious Metals Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

    No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

    Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

    To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

    You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

    In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

    Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Gold & Precious Metals Fund

Management’s Discussion of Fund Performance

Performance summary

Outflows from gold bullion exchange-traded funds (ETFs) caused the price of the underlying metal to drop significantly during the fiscal year ended April 30, 2013. Metals and mining equities, which were already out of investor favor before the fiscal year began, continued to experience losses. As a result, Invesco Gold & Precious Metals Fund underperformed the broad market, as measured by the S&P 500 Index. The Fund, however, at net asset value (NAV), outperformed both its style-specific index, the Philadelphia Gold & Silver Index (price only), and its peer group index, the Lipper Precious Metals Equity Funds Index. Outperformance relative to its style-specific index was primarily the result of security selection in precious metals and minerals, as well as security selection and underweight exposure to gold mining equities. Additionally, the Fund’s weight in gold bullion, an exposure which the style-specific index lacks, contributed to relative performance.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/12 to 4/30/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-28.65%
Class B Shares	-29.03
Class C Shares	-29.05
Class Y Shares	-28.35
Investor Class Shares	-28.59
S&P 500 Index‚ (Broad Market Index)	16.89
Philadelphia Gold & Silver Index (price only)■ (Style-Specific Index)	-33.68
Lipper Precious Metals Equity Funds Index■ (Peer Group Index)	-33.48

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

Effective February 21, 2013, Norman MacDonald was named portfolio manager of Invesco Gold & Precious Metals Fund.

    The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers engaged in exploring for, mining, processing, or dealing and investing in gold and other precious metals, as well as diamonds. The Fund may invest up to 100% of its net assets in foreign securities of issuers doing business in gold and precious metals. We select stocks based on our bottom-up fundamental analysis of individual companies. Our investment strategy is considered contrarian. However, our strategy focuses on companies with quality management teams and quality assets, resulting in an emphasis on valuation and risk-reward profiles rather than potential turnaround scenarios.

    In valuing companies, we take a long-term view on commodity prices and use a constant marginal cost of production commodity price. The price does not change unless a persistent structural change in the commodity occurs. We believe this helps us avoid the “cloud of noise” associated with volatile commodity prices. Price-to-cash flow, price-to-net asset value and price-to-earnings are the valuation metrics we use to assess the attractiveness of a security.

    Our target portfolio includes 30 to 40 stocks of all market capitalizations. Additionally, our prospectus allows for up to a 10% total net asset weight in gold bullion,

which we typically hold through gold bullion ETFs – a more liquid and less expensive way to hold the underlying metal.

    We may sell or reduce our position in a stock when:

■	A security reaches its price target.
■	A change in fundamentals occurs – either company-specific or industry-wide.
■	A change in corporate focus and/or management occurs.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified, and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the US, where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

    In early fall, as the European Central Bank implemented new measures to support member economies and the US Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013. However, for the first time in years, markets appeared willing to look past headline events. US equity markets were generally strong in the final few months of the reporting period, with major market indexes setting multiyear or even all-time highs.1

    All 10 economic sectors in the S&P 500 Index posted gains during the fiscal year.2 Health care, telecommunication

Portfolio Composition By industry
Gold	66.9%
Precious Metals & Minerals	16.1
Investment Companies – Exchange Traded Funds	9.1
Coal & Consumable Fuels	2.7
Construction & Engineering	1.4
Diversified Metals & Mining	1.0
Money Market Funds Plus Other Assets Less Liabilities	2.8

Top 10 Equity Holdings*

1. Goldcorp, Inc.	6.7%
2. SPDR® Gold Trust – ETF	5.4
3. Yamana Gold Inc.	5.3
4. Stillwater Mining Co.	5.0
5. Agnico-Eagle Mines Ltd.	5.0
6. Franco-Nevada Corp.	4.6
7. Kinross Gold Corp.	4.6
8. New Gold Inc.	4.5
9. Silver Wheaton Corp.	4.4
10. Eldorado Gold Corp.	4.2

Total Net Assets	$325.7 million

Total Number of Holdings*	31

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Gold & Precious Metals Fund

services, financials and both consumer sectors led the market, while information technology, materials, energy and industrials were the market laggards.

    The U.S. Dollar Index, which tracks the value of the US dollar against a basket of six major currencies, trended higher during the fiscal year, despite losing some ground during the US elections and fiscal cliff negotiations. As most commodities are denominated in dollars, a strong US dollar tends to make dollar-denominated commodities fall. Volatility, as measured by the Chicago Board Options Exchange Volatility Index (VIX), ended the fiscal year lower. Investors tend to view gold as “stores of value” during periods with a weak US dollar, rising inflation and geopolitical or economic uncertainty.

    Gold bullion prices were volatile during the fiscal year. Prices reached a high of $1,750 a troy ounce during October 2012, before falling to a low of $1,347 in April 2013.3 In general, the sharp correction in gold bullion prices was the result of a mass exodus from gold bullion ETFs. We believe investors reacted to speculation that the government of Cyprus could sell its gold reserves to fund the country’s debts. However, Cyprus’ gold reserves are nominal and central banks overall remain net buyers of gold bullion.

    On an absolute basis, the Fund’s gold mining equities had the greatest negative impact on performance during the reporting period. The Fund’s outperformance, at NAV, relative to the Fund’s style-specific index, the Philadelphia Gold & Silver Index (price only), was primarily driven by security selection in precious metals and minerals, an overweight position in gold bullion ETFs, as well as security selection and underweight exposure to gold mining equities.

    Gold mining equities, whose share prices did not rise in conjunction with the increase in gold bullion in 2011, still experienced large losses during the correction in bullion. However, we believed the risk-reward profile of owning good-quality, low-cost gold mining equities continued to be a compelling strategy.

    Although the world has not solved its currency devaluation issues, the continued exit of money from gold ETFs may continue to cap the price of gold bullion in the short term.

    Within industrial metals, we believed copper was the most promising as new supply was affected by production delays and operating cost inflation in energy and labor. We believed there were opportunities to capitalize on the discrepancies between the cost to build a new mine and the price for which miners are trading on the equity markets. For instance, copper stocks were trading at a discount to their net asset value, essentially pricing copper below current commodity prices.

    As always, thank you for your continued investment in Invesco Gold & Precious Metals Fund.

1	Source: Reuters
2	Source: Lipper Inc.
3	Source: Bloomberg Finance L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Norman MacDonald Chartered Financial Analyst, portfolio manager, is manager of Invesco Gold & Precious Metals Fund.
He joined Invesco in 2008. Mr. MacDonald earned a Bachelor of Commerce degree from the University of Windsor.

5                Invesco Gold & Precious Metals Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

1	Source: Lipper Inc.
2	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

*	It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Gold & Precious Metals Fund

Average Annual Total Returns
As of 4/30/13, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	9.75%
10 Years	10.47
5 Years	-4.35
1 Year	-32.55

Class B Shares
Inception (3/28/02)	9.87%
10 Years	10.53
5 Years	-4.32
1 Year	-32.51

Class C Shares
Inception (2/14/00)	10.88%
10 Years	10.32
5 Years	-4.00
1 Year	-29.75

Class Y Shares
10 Years	11.29%
5 Years	-3.05
1 Year	-28.35

Investor Class Shares
Inception (1/19/84)	1.07%
10 Years	11.16
5 Years	-3.28
1 Year	-28.59

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 3/31/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	11.63%
10 Years	12.38
5 Years	-1.69
1 Year	-23.64

Class B Shares
Inception (3/28/02)	11.76%
10 Years	12.45
5 Years	-1.70
1 Year	-23.81

Class C Shares
Inception (2/14/00)	12.47%
10 Years	12.22
5 Years	-1.37
1 Year	-20.70

Class Y Shares
10 Years	13.20%
5 Years	-0.36
1 Year	-18.97

Investor Class Shares
Inception (1/19/84)	1.69%
10 Years	13.06
5 Years	-0.60
1 Year	-19.29

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.29%, 2.04%, 2.04%, 1.04% and 1.29%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                Invesco Gold & Precious Metals Fund

Invesco Gold & Precious Metals Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.
Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the adviser elects not to do so due to availability, cost, market conditions or other factors.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Gold bullion risk. To the extent the Fund invests in gold bullion, it will earn no income. Appreciation in the market price of gold is the sole manner in which the Fund can realize gains on gold bullion, and such investments may incur higher storage and custody costs as compared to purchasing, holding and selling more traditional investments.
■	Gold and precious metals industry risk. Fluctuations in the price of gold and precious metals may affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic conditions of countries where companies in the gold and precious metals sector are located may have a direct effect on the price of gold and precious metals.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Philadelphia Gold & Silver Index (price-only) is a capitalization-weighted, price-only index on the Philadelphia Stock Exchange that includes the leading companies involved in mining gold and silver.
■	The Lipper Precious Metals Equity Funds Index is an unmanaged index considered representative of precious metals funds tracked by Lipper.
■	The U.S. Dollar Index measures the performance of the US dollar against a basket of currencies: Euro, Japanese Yen, Pound sterling, Canadian dollar, Swedish krona, and Swiss franc.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols Class A Shares Class B Shares Class C Shares Class Y Shares Investor Class Shares	IGDAX IGDBX IGDCX IGDYX FGLDX

8                Invesco Gold & Precious Metals Fund

Schedule of Investments

April 30, 2013

	Shares	Value
Common Stocks & Other Equity Interests–97.23%
Australia–2.82%
BHP Billiton Ltd.–ADR(a)	46,628	$3,134,334
Newcrest Mining Ltd.	345,585	6,047,484
		9,181,818

Brazil–5.30%
Yamana Gold Inc.(a)	1,402,301	17,248,302

Canada–63.27%
Agnico-Eagle Mines Ltd.	499,066	16,114,841
Alamos Gold Inc.	573,825	8,014,411
B2Gold Corp.(b)	2,718,118	6,826,324
Barrick Gold Corp.	453,859	8,945,561
Cameco Corp.	456,447	8,905,281
Detour Gold Corp.(b)	838,500	10,087,969
Eldorado Gold Corp.	1,735,098	13,727,150
Franco-Nevada Corp.(a)	341,996	14,889,760
Goldcorp, Inc.(a)	737,869	21,826,165
International Tower Hill Mines Ltd.(b)	522,162	516,940
Kinross Gold Corp.(a)	2,720,729	14,827,082
Lydian International, Ltd.(a)(b)	4,349,989	7,211,119
New Gold Inc.(b)	1,830,207	14,679,445
Osisko Mining Corp.(b)	2,066,929	8,719,921
Pan American Silver Corp.	624,735	8,246,502
Rubicon Minerals Corp.(b)	3,390,180	5,889,235
SEMAFO Inc.	1,743,987	3,306,547
Silver Wheaton Corp.	586,042	14,375,610
Tahoe Resources Inc.(a)(b)	505,504	8,781,338
Torex Gold Resources Inc.(b)	7,353,512	10,219,294
		206,110,495

Mali–4.12%
Randgold Resources Ltd.–ADR	164,172	13,425,986

	Shares	Value
Mexico–1.51%
Fresnillo PLC	274,044	$4,904,064

South Africa–1.02%
Gold Fields Ltd.–ADR	445,976	3,326,981

United States–19.19%
Boart Longyear Ltd.	4,521,210	4,476,217
iShares® Gold Trust–ETF(a)(b)	859,000	12,326,650
Newmont Mining Corp.	373,213	12,092,101
SPDR® Gold Trust–ETF(a)(b)	122,500	17,489,325
Stillwater Mining Co.(b)	1,296,233	16,125,139
		62,509,432
Total Common Stocks & Other Equity Interests (Cost $375,943,377)		316,707,078

Money Market Funds–2.87%
Liquid Assets Portfolio–Institutional Class(c)	4,682,977	4,682,977
Premier Portfolio–Institutional Class(c)	4,682,976	4,682,976
Total Money Market Funds (Cost $9,365,953)		9,365,953
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.10% (Cost $385,309,330)		326,073,031

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–11.47%
Liquid Assets Portfolio–Institutional Class (Cost $37,363,760)(c)(d)	37,363,760	37,363,760
TOTAL INVESTMENTS–111.57% (Cost $422,673,090)		363,436,791
OTHER ASSETS LESS LIABILITIES–(11.57)%		(37,696,780)
NET ASSETS–100.00%		$325,740,011

Investment Abbreviations:

ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund
SPDR	– Standard & Poor’s Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at April 30, 2013.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Gold & Precious Metals Fund

Statement of Assets and Liabilities

April 30, 2013

Assets:
Investments, at value (Cost $375,943,377)*	$316,707,078
Investments in affiliated money market funds, at value and cost	46,729,713
Total investments, at value (Cost $422,673,090)	363,436,791
Foreign currencies, at value (Cost $209)	3,590
Receivable for:
Fund shares sold	960,335
Dividends	141,563
Investment for trustee deferred compensation and retirement plans	33,737
Other assets	31,007
Total assets	364,607,023

Liabilities:
Payable for:
Investments purchased	386,252
Fund shares reacquired	684,180
Collateral upon return of securities loaned	37,363,760
Accrued fees to affiliates	278,881
Accrued trustees’ and officers’ fees and benefits	2,295
Accrued other operating expenses	63,692
Trustee deferred compensation and retirement plans	87,952
Total liabilities	38,867,012
Net assets applicable to shares outstanding	$325,740,011

Net assets consist of:
Shares of beneficial interest	$461,947,594
Undistributed net investment income (loss)	(32,957,584)
Undistributed net realized gain (loss)	(44,014,213)
Unrealized appreciation (depreciation)	(59,235,786)
$325,740,011

Net Assets:
Class A	$131,605,490
Class B	$16,834,248
Class C	$34,820,077
Class Y	$17,776,755
Investor Class	$124,703,441

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	24,171,268
Class B	3,215,017
Class C	6,221,938
Class Y	3,219,884
Investor Class	22,750,601
Class A:
Net asset value per share	$5.44
Maximum offering price per share
(Net asset value of $5.44 ÷ 94.50%)	$5.76
Class B:
Net asset value and offering price per share	$5.24
Class C:
Net asset value and offering price per share	$5.60
Class Y:
Net asset value and offering price per share	$5.52
Investor Class:
Net asset value and offering price per share	$5.48

*	At April 30, 2013, securities with an aggregate value of $36,831,437 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Gold & Precious Metals Fund

Statement of Operations

For the year ended April 30, 2013

Investment income:
Dividends (net of foreign withholding taxes of $557,162)	$5,007,296
Dividends from affiliated money market funds (includes securities lending income of $53,127)	64,224
Total investment income	5,071,520

Expenses:
Advisory fees	3,327,374
Administrative services fees	128,696
Custodian fees	43,024
Distribution fees:
Class A	468,049
Class B	270,756
Class C	495,015
Investor Class	439,191
Transfer agent fees	1,124,855
Trustees’ and officers’ fees and benefits	38,946
Other	233,024
Total expenses	6,568,930
Less: Fees waived and expense offset arrangement(s)	(16,565)
Net expenses	6,552,365
Net investment income (loss)	(1,480,845)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(37,875,103)
Foreign currencies	(151,804)
(38,026,907)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(98,250,579)
Foreign currencies	565
(98,250,014)
Net realized and unrealized gain (loss)	(136,276,921)
Net increase (decrease) in net assets resulting from operations	$(137,757,766)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Gold & Precious Metals Fund

Statement of Changes in Net Assets

For the years ended April 30, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$(1,480,845)	$(3,094,434)
Net realized gain (loss)	(38,026,907)	18,517,269
Change in net unrealized appreciation (depreciation)	(98,250,014)	(192,486,619)
Net increase (decrease) in net assets resulting from operations	(137,757,766)	(177,063,784)

Distributions to shareholders from net investment income:
Class A	—	(5,825,221)
Class B	—	(913,904)
Class C	—	(1,320,193)
Class Y	—	(360,851)
Investor Class	—	(5,386,967)
Total distributions from net investment income	—	(13,807,136)

Distributions to shareholders from net realized gains:
Class A	(3,925,111)	(11,917,726)
Class B	(562,938)	(2,110,472)
Class C	(1,055,242)	(3,048,685)
Class Y	(385,077)	(713,773)
Investor Class	(3,657,066)	(11,021,107)
Total distributions from net realized gains	(9,585,434)	(28,811,763)

Share transactions–net:
Class A	(7,251,414)	13,026,620
Class B	(7,338,493)	(7,358,957)
Class C	276,979	(4,625,749)
Class Y	4,509,038	10,925,562
Investor Class	(8,126,848)	(6,784,691)
Net increase (decrease) in net assets resulting from share transactions	(17,930,738)	5,182,785
Net increase (decrease) in net assets	(165,273,938)	(214,499,898)

Net assets:
Beginning of year	491,013,949	705,513,847
End of year (includes undistributed net investment income (loss) of $(32,957,584) and $(32,726,716), respectively)	$325,740,011	$491,013,949

Notes to Financial Statements

April 30, 2013

NOTE 1—Significant Accounting Policies

Invesco Gold & Precious Metals Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

12                         Invesco Gold & Precious Metals Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

13                         Invesco Gold & Precious Metals Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

14                         Invesco Gold & Precious Metals Fund

The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

Fluctuations in the price of gold and precious metals may affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic conditions of countries where companies in the gold and precious metals sector are located may have a direct effect on the price of gold and precious metals.

M.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund eliminated the 2% redemption fee assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2013, the Adviser waived advisory fees of $13,684.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption

15                         Invesco Gold & Precious Metals Fund

proceeds prior to remittance to the shareholder. During the year ended April 30, 2013, IDI advised the Fund that IDI retained $80,152 in front-end sales commissions from the sale of Class A shares and $908, $53,761 and $6,596 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Australia	$3,134,334	$6,047,484	$—	$9,181,818
Brazil	17,248,302	—	—	17,248,302
Canada	206,110,495	—	—	206,110,495
Mali	13,425,986	—	—	13,425,986
Mexico	4,904,064	—	—	4,904,064
South Africa	3,326,981	—	—	3,326,981
United States	109,239,145	—	—	109,239,145
Total Investments	$357,389,307	$6,047,484	$—	$363,436,791

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,881.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco Gold & Precious Metals Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2013 and 2012:

	2013	2012
Ordinary income	$—	$36,442,778
Long-term capital gain	9,585,434	6,176,121
Total distributions	$9,585,434	$42,618,899

Tax Components of Net Assets at Period-End:

2013
Net unrealized appreciation (depreciation) — investments	$(85,817,715)
Net unrealized appreciation — other investments	513
Temporary book/tax differences	(82,681)
Post-October deferrals	(34,830,690)
Late year ordinary loss deferrals	(8,975,954)
Capital loss carryforward	(6,501,056)
Shares of beneficial interest	461,947,594
Total net assets	$325,740,011

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to treatment of passive foreign investment companies and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of April 30, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$4,625,448	$1,875,608	$6,501,056

*	Capital loss carryforward listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2013 was $112,731,667 and $141,951,971, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$39,350,342
Aggregate unrealized (depreciation) of investment securities	(125,168,057)
Net unrealized appreciation (depreciation) of investment securities	$(85,817,715)

Cost of investments for tax purposes is $449,254,506.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and net operating losses, on April 30, 2013, undistributed net investment income (loss) was increased by $1,249,977, undistributed net realized gain (loss) was decreased by $1,397,845 and shares of beneficial interest was increased by $147,868. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Gold & Precious Metals Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended April 30,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	10,290,702	$75,679,608	9,546,933	$92,252,175
Class B	171,317	1,165,562	453,870	4,359,950
Class C	2,236,088	17,158,589	1,936,727	19,496,451
Class Y	2,447,149	17,034,833	2,110,953	19,772,806
Investor Class	4,885,301	36,002,644	4,728,938	45,765,064

Issued as reinvestment of dividends:
Class A	487,583	3,656,873	1,832,528	16,657,676
Class B	70,481	510,279	307,401	2,717,425
Class C	127,725	987,317	435,672	4,112,743
Class Y	46,016	349,725	108,603	998,065
Investor Class	462,771	3,493,925	1,739,843	15,919,565

Automatic conversion of Class B shares to Class A shares:
Class A	333,482	2,324,382	402,943	3,756,197
Class B	(345,410)	(2,324,382)	(414,486)	(3,756,197)

Reacquired:(b)
Class A	(12,498,930)	(88,912,277)	(10,704,485)	(99,639,428)
Class B	(954,748)	(6,689,952)	(1,141,870)	(10,680,135)
Class C	(2,482,531)	(17,868,927)	(2,933,478)	(28,234,943)
Class Y	(1,833,641)	(12,875,520)	(1,028,265)	(9,845,309)
Investor Class	(6,739,718)	(47,623,417)	(7,115,143)	(68,469,320)
Net increase (decrease) in share activity	(3,296,363)	$(17,930,738)	266,684	$5,182,785

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $109,111 allocated among the classes based on relative net assets of each class for the year ended April 30, 2012.

18                         Invesco Gold & Precious Metals Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Year ended 04/30/13	$7.78	$(0.02)	$(2.17)	$(2.19)	$—	$(0.15)	$(0.15)	$5.44	(28.65)%	$131,605	1.32	%(e)	1.32	%(e)	(0.21	)%(e)	25%
Year ended 04/30/12	11.22	(0.04)	(2.69)	(2.73)	(0.23)	(0.48)	(0.71)	7.78	(25.24)	198,717	1.27		1.27		(0.39)		14
Year ended 04/30/11	8.64	(0.06)	2.97	2.91	(0.33)	—	(0.33)	11.22	33.86	274,558	1.23		1.23		(0.65)		30
One month ended 04/30/10	7.84	(0.01)	0.81	0.80	—	—	—	8.64	10.20	179,158	1.29	(f)	1.30	(f)	(0.77	)(f)	2
Year ended 03/31/10	5.91	(0.06)	2.13	2.07	(0.14)	—	(0.14)	7.84	34.88	157,681	1.31		1.32		(0.79)		3
Year ended 03/31/09	7.77	(0.01)	(1.82)	(1.83)	(0.03)	—	(0.03)	5.91	(23.51)	97,402	1.46		1.47		(0.18)		39
Class B
Year ended 04/30/13	7.54	(0.07)	(2.08)	(2.15)	—	(0.15)	(0.15)	5.24	(29.03)	16,834	2.07	(e)	2.07	(e)	(0.96	)(e)	25
Year ended 04/30/12	10.95	(0.11)	(2.61)	(2.72)	(0.21)	(0.48)	(0.69)	7.54	(25.82)	32,217	2.02		2.02		(1.14)		14
Year ended 04/30/11	8.46	(0.13)	2.89	2.76	(0.27)	—	(0.27)	10.95	32.73	55,497	1.98		1.98		(1.40)		30
One month ended 04/30/10	7.68	(0.01)	0.79	0.78	—	—	—	8.46	10.16	45,239	2.04	(f)	2.05	(f)	(1.52	)(f)	2
Year ended 03/31/10	5.77	(0.11)	2.08	1.97	(0.06)	—	(0.06)	7.68	34.07	41,467	2.06		2.07		(1.54)		3
Year ended 03/31/09	7.64	(0.06)	(1.80)	(1.86)	(0.01)	—	(0.01)	5.77	(24.22)	31,584	2.21		2.22		(0.93)		39
Class C
Year ended 04/30/13	8.05	(0.07)	(2.23)	(2.30)	—	(0.15)	(0.15)	5.60	(29.05)	34,820	2.07	(e)	2.07	(e)	(0.96	)(e)	25
Year ended 04/30/12	11.63	(0.11)	(2.78)	(2.89)	(0.21)	(0.48)	(0.69)	8.05	(25.77)	51,017	2.02		2.02		(1.14)		14
Year ended 04/30/11	8.97	(0.14)	3.07	2.93	(0.27)	—	(0.27)	11.63	32.77	80,280	1.98		1.98		(1.40)		30
One month ended 04/30/10	8.15	(0.01)	0.83	0.82	—	—	—	8.97	10.06	53,588	2.04	(f)	2.05	(f)	(1.52	)(f)	2
Year ended 03/31/10	6.12	(0.12)	2.21	2.09	(0.06)	—	(0.06)	8.15	34.08	51,104	2.06		2.07		(1.54)		3
Year ended 03/31/09	8.11	(0.06)	(1.92)	(1.98)	(0.01)	—	(0.01)	6.12	(24.30)	35,563	2.21		2.22		(0.93)		39
Class Y
Year ended 04/30/13	7.86	(0.00)	(2.19)	(2.19)	—	(0.15)	(0.15)	5.52	(28.35)	17,777	1.07	(e)	1.07	(e)	0.04	(e)	25
Year ended 04/30/12	11.32	(0.01)	(2.73)	(2.74)	(0.24)	(0.48)	(0.72)	7.86	(25.14)	20,131	1.02		1.02		(0.14)		14
Year ended 04/30/11	8.71	(0.04)	3.00	2.96	(0.35)	—	(0.35)	11.32	34.19	15,493	0.98		0.98		(0.40)		30
One month ended 04/30/10	7.91	(0.00)	0.80	0.80	—	—	—	8.71	10.11	5,690	1.04	(f)	1.05	(f)	(0.52	)(f)	2
Year ended 03/31/10	5.95	(0.04)	2.15	2.11	(0.15)	—	(0.15)	7.91	35.46	4,973	1.06		1.07		(0.54)		3
Year ended 03/31/09(g)	5.09	(0.00)	0.89	0.89	(0.03)	—	(0.03)	5.95	17.56	1,365	1.44	(f)	1.45	(f)	(0.16	)(f)	39
Investor Class
Year ended 04/30/13	7.83	(0.02)	(2.18)	(2.20)	—	(0.15)	(0.15)	5.48	(28.59)	124,703	1.32	(e)	1.32	(e)	(0.21	)(e)	25
Year ended 04/30/12	11.28	(0.04)	(2.70)	(2.74)	(0.23)	(0.48)	(0.71)	7.83	(25.20)	188,933	1.27		1.27		(0.39)		14
Year ended 04/30/11	8.69	(0.06)	2.98	2.92	(0.33)	—	(0.33)	11.28	33.78	279,686	1.23		1.23		(0.65)		30
One month ended 04/30/10	7.89	(0.01)	0.81	0.80	—	—	—	8.69	10.14	205,022	1.29	(f)	1.30	(f)	(0.77	)(f)	2
Year ended 03/31/10	5.94	(0.06)	2.15	2.09	(0.14)	—	(0.14)	7.89	35.04	187,995	1.31		1.32		(0.79)		3
Year ended 03/31/09	7.82	(0.01)	(1.84)	(1.85)	(0.03)	—	(0.03)	5.94	(23.61)	136,151	1.46		1.47		(0.18)		39

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share, for years prior to April 30, 2013.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $187,220, $27,076, $49,501, $18,584 and $175,676 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(f)	Annualized.
(g)	Commencement date of October 3, 2008.

19                         Invesco Gold & Precious Metals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Gold & Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Gold & Precious Metals Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 27, 2013

Houston, Texas

20                         Invesco Gold & Precious Metals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/13)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/13)	Expenses Paid During Period[2]
A	$1,000.00	$640.30	$5.33	$1,018.30	$6.56	1.31%
B	1,000.00	639.30	8.37	1,014.58	10.29	2.06
C	1,000.00	638.80	8.37	1,014.58	10.29	2.06
Y	1,000.00	641.40	4.31	1,019.54	5.31	1.06
Investor	1,000.00	640.50	5.33	1,018.30	6.56	1.31

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2012 through April 30, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21                         Invesco Gold & Precious Metals Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$9,585,434
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                         Invesco Gold & Precious Metals Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief, Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Gold & Precious Metals Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Gold & Precious Metals Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s
Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905                 I-GPM-AR-1                 Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2013
Invesco Leisure Fund Nasdaq: A: ILSAX ¡ B: ILSBX ¡ C: IVLCX ¡ R: ILSRX ¡ Y: ILSYX ¡ Investor: FLISX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    The reporting period covered by this report was challenging. For much of the reporting period, US economic data was only mildly positive, and investors closely monitored eurozone governments’ efforts to reduce debt levels, strengthen the banking system and stimulate economic growth. The economic uncertainty of 2012 gave way to greater optimism in the first quarter of 2013, and investors pushed major US equity indexes to multiyear or even all-time highs. Despite these market changes, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

    Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Leisure Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

    No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

    Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As

Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

    To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

    You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

    In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

    Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Leisure Fund

Management’s Discussion of Fund Performance

Performance summary

Despite a bumpy macroeconomic recovery and continued uncertainty, equity markets experienced strong performance for the fiscal year ended April 30, 2013. At net asset value (NAV), Invesco Leisure Fund outperformed the S&P 500 Index, its broad market index, and performed in line with the S&P 500 Consumer Discretionary Index, its style-specific index, during the reporting period. Relative to the S&P 500 Consumer Discretionary Index, the Fund’s performance was negatively affected by security selection in the specialty retail and media industries, as well as an overweight position in the Internet software and services industry.

Your Fund’s long-term performance can be found later in this report.

Fund vs. Indexes

Total returns, 4/30/12 to 4/30/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.90%
Class B Shares	19.95
Class C Shares	19.96
Class R Shares	20.59
Class Y Shares	21.17
Investor Class Shares	20.86
S&P 500 Index‚ (Broad Market Index)	16.89
S&P 500 Consumer Discretionary Index‚ (Style-Specific Index)	21.83
Lipper Consumer Services Funds Classification Average¡ (Peer Group)	19.06

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ¡Lipper Inc.

How we invest

We focus on companies that profit from consumer spending on leisure activities – products or services purchased with consumers’ discretionary dollars. The Fund emphasizes stocks of cable television, publishing, cruise line, advertising, hotel, casino, electronic game and toy manufacturing, restaurant, retailing and entertainment companies.

    Stock selection is based on a research-driven, bottom-up investment approach focusing on company fundamentals and growth prospects. Quantitative screens are used to help identify attractive stock candidates within the universe of leisure-related companies. Portfolio candidates are further refined by fundamental analysis performed at the company level, which includes an evaluation of industry dynamics, competitive intensity and drivers of growth.

    The investment process seeks to identify attractively valued, leisure-related companies exhibiting the following characteristics:

■	Attractive revenue growth profile.
■	Strong free cash flow generation.
■	Returns on invested capital in excess of weighted-average cost of capital.
■	Operating in low capital intensity businesses.
■	Management teams that are good stewards of capital.

    We construct the portfolio with the goal of holding from 40 to 75 individual stocks with an average investment horizon of 18 to 24 months. Portfolio weightings are adjusted based on current economic and industry conditions.

    We may reduce or eliminate exposure to a stock when:

■	A company reaches its price target.
■	A more compelling opportunity is identified.

■	A change in fundamentals occurs – either company specific or industry wide.
■	A stock’s technical profile indicates negative underlying information which is further determined to have violated a fundamental investment thesis.

Market conditions and your Fund

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified, and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the US, where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

    In early fall, as the European Central Bank implemented new measures to support member economies and the US Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013. However, for the first time in years, markets appeared willing to look past headline events. US equity markets were generally strong in the final few months of the reporting period, with major market indexes setting multiyear or even all-time highs.1

    All 10 economic sectors in the S&P 500 Index posted gains during the fiscal year.2 Health care, telecommunication services, financials and both consumer sectors led the market, while information technology, materials, energy and industrials were the market laggards.

    On an absolute basis, the media industry was the greatest contributor to the Fund’s performance over the fiscal year. Household durables, automobiles and building

Portfolio Composition

By sector

Consumer Discretionary	88.9%
Information Technology	7.8
Industrials	2.3
Consumer Staples	0.2
Money Market Funds
Plus Other Assets Less Liabilities	0.8

Top 10 Equity Holdings*

1. DISH Network Corp.–Class A	4.4%
2. Interpublic Group of Cos., Inc. (The)	4.0
3. Walt Disney Co. (The)	3.8
4. Home Depot, Inc. (The)	3.7
5. Comcast Corp.–Class A	3.1
6. DIRECTV	3.0
7. CBS Corp.–Class B	3.0
8. Facebook Inc.–Class A	3.0
9. PulteGroup Inc.	2.9
10. General Motors Co.	2.8

Total Net Assets	$411.2 million

Total Number of Holdings*	66

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4                Invesco Leisure Fund

products also were significant contributors. Software, Internet software and services, auto components, and food products, however, detracted from absolute Fund performance during the fiscal year.

    Relative to the S&P 500 Consumer Discretionary Index, the Fund’s style-specific index, security selection in specialty retail and media, as well as overweight exposures in Internet software and services, software, and computers and peripherals, were detractors from Fund performance. Security selection and overweight exposure to the household-durables industry, however, were relative contributors during the fiscal year. Additionally, the Fund benefited from security selection in textiles, apparel and luxury goods, underweight exposure to hotels, restaurants and leisure, and overweight exposure to building products.

    Top individual detractors from Fund performance included restaurant stocks Chipotle and Starbucks. Within specialty retail, bebe stores and Express were sig-nificant detractors. Additionally, Nike, which we sold during the fiscal year, was among the Fund’s top detractors.

    Top individual contributors to the Fund’s absolute performance during the fiscal year included PulteGroup and Home Depot, stocks connected to a US housing recovery. Also, the following media stocks were among the Fund’s top contributors: Walt Disney, Time Warner and DISH Network.

    During the fiscal year, we maintained an overweight position in automobiles relative to our style-specific benchmark, and in fact we increased our exposure. We believe the automobile industry was poised for recovery after years of relative underperformance within the consumer group. In particular, we believe the continued US housing recovery could spur higher sales of pickup trucks. Our overweight exposure in household durables also grew, given our expectation for a continued recovery in the US housing market. We also added to the media industry by increasing our exposure to DISH Network, Sirius XM Radio and News Corp. Media holdings DIRECTV and Discovery Communications were established as new holdings during the reporting period.

    We made significant reductions in exposure to certain specialty retail stocks, with the complete sale of Bed Bath & Beyond and AutoZone. Additionally, we trimmed existing restaurant stocks following weak demand during the winter months of 2012–2013. Exposure to Apple was also trimmed during the fiscal year, given an impressive run in the stock and the potential for margin pressure with the introduction of a lower-end iPhone.

    The Fund is positioned with exposure to trends we expect to continue for the foreseeable future. First, we expect income growth in emerging markets to continue to outpace US income growth, and companies with exposure to both high- and low-end discretionary spending in emerging markets will continue to experience more rapid growth than US- and European-focused peers. Second, we expect the shift toward increased online retail consumption to continue. As a result, we expect online retailers should continue to take market share from traditional retailers, and thus see more rapid growth. And third, we expect the shift toward online media consumption will continue, and will take market share from more traditional media formats.

    As always, we thank you for your continued investment in Invesco Leisure Fund.

1	Source: Reuters
2	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ido Cohen Portfolio manager, is lead manager of Invesco Leisure Fund. He joined Invesco in 2010.
Mr. Cohen earned a BS in economics from The Wharton School of the University of Pennsylvania.

Juan Hartsfield Chartered Financial Analyst, portfolio manager, is manager of Invesco Leisure Fund. He joined
Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.

5                Invesco Leisure Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

1	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
2	Source: Lipper Inc.

*	It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge, we also show the oldest share class with a sales charge, Class C shares.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-

mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Leisure Fund

Average Annual Total Returns
As of 4/30/13, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	5.41%
10 Years	7.61
5 Years	5.43
1 Year	14.24

Class B Shares
Inception (3/28/02)	5.40%
10 Years	7.59
5 Years	5.51
1 Year	14.95

Class C Shares
Inception (2/14/00)	4.44%
10 Years	7.41
5 Years	5.83
1 Year	18.96

Class R Shares
Inception (10/25/05)	6.82%
5 Years	6.36
1 Year	20.59

Class Y Shares
10 Years	8.36%
5 Years	6.88
1 Year	21.17

Investor Class Shares
Inception (1/19/84)	13.62%
10 Years	8.23
5 Years	6.63
1 Year	20.86

Average Annual Total Returns
As of 3/31/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	5.06%
10 Years	8.07
5 Years	5.00
1 Year	10.46

Class B Shares
Inception (3/28/02)	5.04%
10 Years	8.05
5 Years	5.08
1 Year	11.07

Class C Shares
Inception (2/14/00)	4.15%
10 Years	7.87
5 Years	5.40
1 Year	15.03

Class R Shares
Inception (10/25/05)	6.31%
5 Years	5.93
1 Year	16.62

Class Y Shares
10 Years	8.82%
5 Years	6.44
1 Year	17.21

Investor Class Shares
Inception (1/19/84)	13.50%
10 Years	8.69
5 Years	6.19
1 Year	16.92

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Investor

Class shares was 1.34%, 2.09%, 2.09%, 1.59%, 1.09% and 1.34%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Leisure Fund

Invesco Leisure Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Initial public offerings risk. The prices of IPO securities fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.
■	Leisure industry risk. The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Securities of companies that make video and electronic games may be affected by the games’ risk of rapid obsolescence.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The S&P 500 Consumer Discretionary Index is an unmanaged index considered representative of the consumer discretionary market.
■	The Lipper Consumer Services Funds Classification Average represents an average of all funds in the Lipper Consumer Services Funds classification.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund Nasdaq Symbols
	Class A Shares	ILSAX
	Class B Shares	ILSBX
	Class C Shares	IVLCX
	Class R Shares	ILSRX
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	Class Y Shares	ILSYX
	Investor Class Shares	FLISX

8                Invesco Leisure Fund

Schedule of Investments(a)

April 30, 2013

	Shares	Value
Common Stocks & Other Equity Interests–99.21%
Advertising–4.95%
Interpublic Group of Cos., Inc. (The)	1,178,962	$16,316,834
National CineMedia, Inc.	248,970	4,043,273
		20,360,107

Apparel Retail–3.79%
bebe stores, inc.	653,428	3,698,402
Express, Inc.(b)	151,838	2,764,970
Gap, Inc. (The)	158,727	6,030,039
Tilly’s Inc.–Class A(b)	72,936	1,053,196
TJX Cos., Inc. (The)	41,506	2,024,248
		15,570,855

Apparel, Accessories & Luxury Goods–5.71%
Michael Kors Holdings Ltd.(b)	84,534	4,813,366
Prada S.p.A. (Italy)(c)	453,092	4,096,545
Prada S.p.A. (Italy)	286,000	2,585,814
PVH Corp.	58,855	6,792,455
Under Armour, Inc.–Class A(b)	91,286	5,210,605
		23,498,785

Automobile Manufacturers–6.96%
Ford Motor Co.	722,429	9,904,501
General Motors Co.(b)	367,965	11,348,041
Tesla Motors, Inc.(b)	95,040	5,131,210
Thor Industries, Inc.	60,039	2,226,846
		28,610,598

Automotive Retail–1.00%
Group 1 Automotive, Inc.	67,871	4,104,838

Broadcasting–5.74%
CBS Corp.–Class B	268,884	12,309,509
Discovery Communications, Inc.–Class A(b)	44,663	3,520,338
Scripps Networks Interactive–Class A	116,938	7,785,732
		23,615,579

Building Products–2.33%
Trex Co., Inc.(b)	197,044	9,592,102

Cable & Satellite–12.43%
Comcast Corp.–Class A	306,122	12,642,839
DIRECTV(b)	220,606	12,477,475
DISH Network Corp.–Class A	462,905	18,141,247
Sirius XM Radio Inc.	2,409,225	7,829,981
		51,091,542

Casinos & Gaming–4.18%
Las Vegas Sands Corp.	109,700	6,170,625
Penn National Gaming, Inc.(b)	188,042	11,009,859
		17,180,484

	Shares	Value
Computer Hardware–0.48%
Apple Inc.	4,462	$1,975,551

Department Stores–3.67%
Macy’s, Inc.	242,828	10,830,129
Nordstrom, Inc.	75,242	4,257,945
		15,088,074

Distributors–1.82%
Pool Corp.	152,409	7,471,089

General Merchandise Stores–0.69%
Dollar General Corp.(b)	54,763	2,852,605

Home Entertainment Software–0.55%
Electronic Arts Inc.(b)	127,560	2,246,332

Home Furnishings–1.56%
La-Z-Boy Inc.	355,789	6,425,549

Home Improvement Retail–4.68%
Home Depot, Inc. (The)	206,315	15,133,205
Lowe’s Cos., Inc.	107,205	4,118,816
		19,252,021

Homebuilding–5.60%
D.R. Horton, Inc.	319,392	8,329,743
PulteGroup Inc.(b)	564,170	11,841,928
Taylor Morrison Home Corp.–Class A(b)	110,157	2,839,848
		23,011,519

Homefurnishing Retail–1.55%
Mattress Firm Holding Corp.(b)(d)	166,895	6,395,416

Hotels, Resorts & Cruise Lines–3.19%
Marriott International Inc.–Class A	43,699	1,881,679
Norwegian Cruise Line Holdings Ltd.(b)	83,748	2,597,025
Royal Caribbean Cruises Ltd.	186,222	6,802,690
Wyndham Worldwide Corp.	30,536	1,834,603
		13,115,997

Housewares & Specialties–0.97%
Jarden Corp.(b)	88,323	3,975,418

Internet Retail–3.41%
Amazon.com, Inc.(b)	32,610	8,276,744
Priceline.com Inc.(b)	8,275	5,759,317
		14,036,061

Internet Software & Services–5.92%
Baidu, Inc.–ADR (China)(b)	20,989	1,801,906
eBay Inc.(b)	68,840	3,606,528
Facebook Inc.–Class A(b)	441,649	12,260,176
Google Inc.–Class A(b)	6,250	5,153,562
Millennial Media Inc.(b)(d)	77,256	535,384

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Leisure Fund

	Shares	Value
Internet Software & Services–(continued)
Yandex NV–Class A (Russia)(b)	38,113	$981,029
		24,338,585

Leisure Products–0.86%
Brunswick Corp.	111,390	3,526,607

Motorcycle Manufacturers–1.20%
Harley-Davidson, Inc.	90,196	4,929,211

Movies & Entertainment–11.20%
News Corp.–Class A	309,657	9,590,078
Time Warner Inc.	169,331	10,122,607
Viacom Inc.–Class A	102,750	6,649,980
Viacom Inc.–Class B	66,475	4,253,735
Walt Disney Co. (The)	245,902	15,452,482
		46,068,882

Packaged Foods & Meats–0.18%
Annie’s, Inc.(b)	19,102	721,865

Restaurants–3.73%
Chipotle Mexican Grill, Inc.(b)	6,833	2,481,677
Domino’s Pizza, Inc.	129,676	7,158,115
Papa John’s International, Inc.(b)	20,196	1,272,348
Starbucks Corp.	28,852	1,755,356
Yum! Brands, Inc.	39,297	2,676,912
		15,344,408

	Shares	Value
Systems Software–0.86%
Rovi Corp.(b)	150,631	$3,523,259
Total Common Stocks & Other Equity Interests (Cost $277,975,013)		407,923,339

Money Market Funds–1.00%
Liquid Assets Portfolio–Institutional Class(e)	2,067,948	2,067,948
Premier Portfolio–Institutional Class(e)	2,067,947	2,067,947
Total Money Market Funds (Cost $4,135,895)		4,135,895
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.21% (Cost $282,110,908)		412,059,234

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.28%
Liquid Assets Portfolio–Institutional Class (Cost $5,243,895)(e)(f)	5,243,895	5,243,895
TOTAL INVESTMENTS–101.49% (Cost $287,354,803)		417,303,129
OTHER ASSETS LESS LIABILITIES–(1.49)%		(6,138,522)
NET ASSETS–100.00%		$411,164,607

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2013 represented 1.00% of the Fund’s Net Assets.
(d)	All or a portion of this security was out on loan at April 30, 2013.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Leisure Fund

Statement of Assets and Liabilities

April 30, 2013

Assets:
Investments, at value (Cost $277,975,013)*	$407,923,339
Investments in affiliated money market funds, at value and cost	9,379,790
Total investments, at value (Cost $287,354,803)	417,303,129
Receivable for:
Investments sold	790,719
Fund shares sold	108,453
Dividends	59,504
Investment for trustee deferred compensation and retirement plans	39,388
Other assets	27,656
Total assets	418,328,849

Liabilities:
Payable for:
Investments purchased	851,787
Fund shares reacquired	454,536
Collateral upon return of securities loaned	5,243,895
Accrued fees to affiliates	256,930
Accrued trustees’ and officers’ fees and benefits	1,995
Accrued other operating expenses	240,533
Trustee deferred compensation and retirement plans	114,566
Total liabilities	7,164,242
Net assets applicable to shares outstanding	$411,164,607

Net assets consist of:
Shares of beneficial interest	$264,829,037
Undistributed net investment income (loss)	(108,381)
Undistributed net realized gain	16,495,497
Unrealized appreciation	129,948,454
$411,164,607

Net Assets:
Class A	$69,875,831
Class B	$3,508,098
Class C	$14,236,850
Class R	$1,302,903
Class Y	$9,062,812
Investor Class	$313,178,113

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,671,823
Class B	89,738
Class C	379,521
Class R	31,482
Class Y	215,848
Investor Class	7,513,733
Class A:
Net asset value per share	$41.80
Maximum offering price per share
(Net asset value of $41.80 ÷ 94.50%)	$44.23
Class B:
Net asset value and offering price per share	$39.09
Class C:
Net asset value and offering price per share	$37.51
Class R:
Net asset value and offering price per share	$41.39
Class Y:
Net asset value and offering price per share	$41.99
Investor Class:
Net asset value and offering price per share	$41.68

*	At April 30, 2013, securities with an aggregate value of $5,195,079 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Leisure Fund

Statement of Operations

For the year ended April 30, 2013

Investment income:
Dividends (net of foreign withholding taxes of $11,162)	$4,571,954
Dividends from affiliated money market funds (includes securities lending income of $489,085)	494,969
Total investment income	5,066,923

Expenses:
Advisory fees	2,773,981
Administrative services fees	114,950
Custodian fees	21,354
Distribution fees:
Class A	146,722
Class B	38,376
Class C	121,647
Class R	6,476
Investor Class	722,468
Transfer agent fees	780,012
Trustees’ and officers’ fees and benefits	34,479
Other	371,984
Total expenses	5,132,449
Less: Fees waived and expense offset arrangement(s)	(9,400)
Net expenses	5,123,049
Net investment income (loss)	(56,126)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $149,379)	44,983,244
Foreign currencies	(7,926)
44,975,318
Change in net unrealized appreciation (depreciation) of:
Investment securities	25,663,421
Foreign currencies	(558)
25,662,863
Net realized and unrealized gain	70,638,181
Net increase in net assets resulting from operations	$70,582,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Leisure Fund

Statement of Changes in Net Assets

For the years ended April 30, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$(56,126)	$(840,932)
Net realized gain	44,975,318	36,516,622
Change in net unrealized appreciation (depreciation)	25,662,863	(1,989,268)
Net increase in net assets resulting from operations	70,582,055	33,686,422

Distributions to shareholders from net investment income:
Class A	(79,495)	—
Class Y	(22,285)	—
Investor Class	(398,914)	—
Total distributions from net investment income	(500,694)	—

Distributions to shareholders from net realized gains:
Class A	(6,610,138)	(1,560,232)
Class B	(442,624)	(150,734)
Class C	(1,554,183)	(352,457)
Class R	(169,783)	(34,584)
Class Y	(854,106)	(132,471)
Investor Class	(33,170,515)	(8,145,664)
Total distributions from net realized gains	(42,801,349)	(10,376,142)

Share transaction-net:
Class A	(4,896,374)	7,880,094
Class B	(1,118,914)	(2,504,149)
Class C	511,352	(358,626)
Class R	(109,145)	(171,375)
Class Y	1,641,371	4,062,149
Investor Class	(11,946,085)	(14,752,771)
Net increase (decrease) in net assets resulting from share transactions	(15,917,795)	(5,844,678)
Net increase in net assets	11,362,217	17,465,602

Net assets:
Beginning of year	399,802,390	382,336,788
End of year (includes undistributed net investment income (loss) of $(108,381) and $(464,438), respectively)	$411,164,607	$399,802,390

Notes to Financial Statements

April 30, 2013

NOTE 1—Significant Accounting Policies

Invesco Leisure Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

13                         Invesco Leisure Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

14                         Invesco Leisure Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

15                         Invesco Leisure Fund

The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns. Securities of gambling casinos are often subject to high price volatility and are considered speculative. Securities of companies that make video and electronic games may be affected by the games’ risk of rapid obsolescence.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2013, the Adviser waived advisory fees of $7,346.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2013, IDI advised the Fund that IDI retained $10,668 in front-end sales commissions from the sale of Class A shares and $0, $3,176 and $906 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

16                         Invesco Leisure Fund

For the year ended April 30, 2013, the Fund incurred $649 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$410,620,770	$6,682,359	$—	$417,303,129

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2013, the Fund engaged in securities sales of $1,632,184, which resulted in net realized gains of $149,379.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,054.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Leisure Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2013 and 2012:

	2013	2012
Ordinary income	$2,801,732	$—
Long-term capital gain	40,500,311	10,376,142
Total distributions	$43,302,043	$10,376,142

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$2,237,407
Undistributed long-term gain	15,227,372
Net unrealized appreciation — investments	128,979,044

Net unrealized appreciation — other investments	128
Temporary book/tax differences	(108,381)
Shares of beneficial interest	264,829,037
Total net assets	$411,164,607

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of April 30, 2013.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2013 was $165,335,502 and $219,789,280, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$136,786,054
Aggregate unrealized (depreciation) of investment securities	(7,807,010)
Net unrealized appreciation of investment securities	$128,979,044

Cost of investments for tax purposes is $288,324,085.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, proxy costs and net operating losses, on April 30, 2013, undistributed net investment income (loss) was increased by $912,877, undistributed net realized gain was decreased by $737,360 and shares of beneficial interest was decreased by $175,517. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Leisure Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	652,778	$25,201,003	923,066	$33,574,158
Class B	13,959	505,598	11,034	372,878
Class C	116,792	4,072,165	86,649	2,983,000
Class R	13,985	540,284	9,758	341,341
Class Y	188,322	7,170,376	148,694	5,494,531
Investor Class	1,234,378	47,270,692	814,930	29,621,422

Issued as reinvestment of dividends:
Class A	180,388	6,394,756	45,595	1,490,512
Class B	12,658	420,872	4,351	135,264
Class C	45,653	1,456,775	11,120	333,607
Class R	4,817	169,230	1,065	34,584
Class Y	23,717	843,627	3,827	125,395
Investor Class	910,421	32,183,370	241,791	7,884,795

Automatic conversion of Class B shares to Class A shares:
Class A	27,210	1,045,556	41,392	1,451,584
Class B	(28,879)	(1,045,556)	(43,427)	(1,451,584)

Reacquired:
Class A	(983,898)	(37,537,689)	(816,919)	(28,636,160)
Class B	(27,109)	(999,828)	(46,770)	(1,560,707)
Class C	(146,463)	(5,017,588)	(113,079)	(3,675,233)
Class R	(21,678)	(818,659)	(14,812)	(547,300)
Class Y	(161,865)	(6,372,632)	(45,135)	(1,557,777)
Investor Class	(2,387,017)	(91,400,147)	(1,481,446)	(52,258,988)
Net increase (decrease) in share activity	(331,831)	$(15,917,795)	(218,316)	$(5,844,678)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Leisure Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/13	$39.28	$0.01	(d)	$7.33	(e)	$7.34	$(0.06)	$(4.76)	$(4.82)	$41.80	20.86	%(e)	$69,876	1.35	%(f)	1.35	%(f)	0.01	%(d)(f)	45%
Year ended 04/30/12	36.78	(0.07)		3.66		3.59	—	(1.09)	(1.09)	39.28	10.35		70,518	1.34		1.34		(0.21)		78
Year ended 04/30/11	32.56	(0.01)		4.27		4.26	(0.04)	—	(0.04)	36.78	13.10		58,922	1.33		1.33		(0.03)		53
One month ended 04/30/10	31.19	0.02		1.35		1.37	—	—	—	32.56	4.39		66,194	1.34	(g)	1.34	(g)	0.83	(g)	6
Year ended 03/31/10	20.32	0.04		11.27		11.31	(0.44)	—	(0.44)	31.19	55.88		58,698	1.39		1.39		0.16		55
Year ended 03/31/09	39.82	0.36		(17.29)		(16.93)	—	(2.57)	(2.57)	20.32	(42.67)		46,322	1.36		1.36		1.16		17
Class B
Year ended 04/30/13	37.25	(0.26	)(d)	6.86	(e)	6.60	—	(4.76)	(4.76)	39.09	19.95	(e)	3,508	2.10	(f)	2.10	(f)	(0.74	)(d)(f)	45
Year ended 04/30/12	35.20	(0.32)		3.46		3.14	—	(1.09)	(1.09)	37.25	9.52		4,437	2.09		2.09		(0.96)		78
Year ended 04/30/11	31.36	(0.24)		4.08		3.84	—	—	—	35.20	12.25		6,826	2.08		2.08		(0.78)		53
One month ended 04/30/10	30.06	0.00		1.30		1.30	—	—	—	31.36	4.33		9,534	2.09	(g)	2.09	(g)	0.08	(g)	6
Year ended 03/31/10	19.51	(0.15)		10.80		10.65	(0.10)	—	(0.10)	30.06	54.66		9,399	2.14		2.14		(0.59)		55
Year ended 03/31/09	38.68	0.13		(16.73)		(16.60)	—	(2.57)	(2.57)	19.51	(43.08)		9,454	2.11		2.11		0.41		17
Class C
Year ended 04/30/13	35.94	(0.26	)(d)	6.59	(e)	6.33	—	(4.76)	(4.76)	37.51	19.92	(e)	14,237	2.10	(f)	2.10	(f)	(0.74	)(d)(f)	45
Year ended 04/30/12	34.00	(0.31)		3.34		3.03	—	(1.09)	(1.09)	35.94	9.53		13,065	2.09		2.09		(0.96)		78
Year ended 04/30/11	30.29	(0.24)		3.95		3.71	—	—	—	34.00	12.25		12,881	2.08		2.08		(0.78)		53
One month ended 04/30/10	29.03	0.00		1.26		1.26	—	—	—	30.29	4.34		14,536	2.09	(g)	2.09	(g)	0.08	(g)	6
Year ended 03/31/10	18.84	(0.14)		10.43		10.29	(0.10)	—	(0.10)	29.03	54.69		13,955	2.14		2.14		(0.59)		55
Year ended 03/31/09	37.51	0.12		(16.22)		(16.10)	—	(2.57)	(2.57)	18.84	(43.09)		11,232	2.11		2.11		0.41		17
Class R
Year ended 04/30/13	38.98	(0.09	)(d)	7.26	(e)	7.17	—	(4.76)	(4.76)	41.39	20.56	(e)	1,303	1.60	(f)	1.60	(f)	(0.24	)(d)(f)	45
Year ended 04/30/12	36.59	(0.16)		3.64		3.48	—	(1.09)	(1.09)	38.98	10.10		1,339	1.59		1.59		(0.46)		78
Year ended 04/30/11	32.44	(0.09)		4.24		4.15	—	—	—	36.59	12.79		1,403	1.58		1.58		(0.28)		53
One month ended 04/30/10	31.08	0.02		1.34		1.36	—	—	—	32.44	4.38		1,208	1.59	(g)	1.59	(g)	0.58	(g)	6
Year ended 03/31/10	20.22	(0.02)		11.21		11.19	(0.33)	—	(0.33)	31.08	55.50		1,154	1.64		1.64		(0.09)		55
Year ended 03/31/09	39.75	0.27		(17.23)		(16.96)	—	(2.57)	(2.57)	20.22	(42.82)		599	1.61		1.61		0.91		17
Class Y
Year ended 04/30/13	39.41	0.10	(d)	7.36	(e)	7.46	(0.12)	(4.76)	(4.88)	41.99	21.17	(e)	9,063	1.10	(f)	1.10	(f)	0.26	(d)(f)	45
Year ended 04/30/12	36.80	0.01		3.69		3.70	—	(1.09)	(1.09)	39.41	10.64		6,529	1.09		1.09		0.04		78
Year ended 04/30/11	32.57	0.07		4.28		4.35	(0.12)	—	(0.12)	36.80	13.37		2,145	1.08		1.08		0.22		53
One month ended 04/30/10	31.19	0.03		1.35		1.38	—	—	—	32.57	4.43		3,120	1.09	(g)	1.09	(g)	1.08	(g)	6
Year ended 03/31/10	20.31	0.11		11.25		11.36	(0.48)	—	(0.48)	31.19	56.19		2,482	1.14		1.14		0.41		55
Year ended 03/31/09(h)	30.39	0.14		(7.65)		(7.51)	—	(2.57)	(2.57)	20.31	(24.90)		576	1.27	(g)	1.28	(g)	1.25	(g)	17
Investor Class
Year ended 04/30/13	39.18	0.01	(d)	7.31	(e)	7.32	(0.06)	(4.76)	(4.82)	41.68	20.86	(e)	313,178	1.35	(f)	1.35	(f)	0.01	(d)(f)	45
Year ended 04/30/12	36.69	(0.07)		3.65		3.58	—	(1.09)	(1.09)	39.18	10.34		303,914	1.34		1.34		(0.21)		78
Year ended 04/30/11	32.49	(0.01)		4.25		4.24	(0.04)	—	(0.04)	36.69	13.07		300,160	1.33		1.33		(0.03)		53
One month ended 04/30/10	31.11	0.02		1.36		1.38	—	—	—	32.49	4.44		310,119	1.34	(g)	1.34	(g)	0.83	(g)	6
Year ended 03/31/10	20.28	0.04		11.23		11.27	(0.44)	—	(0.44)	31.11	55.79		297,887	1.39		1.39		0.16		55
Year ended 03/31/09	39.74	0.35		(17.24)		(16.89)	—	(2.57)	(2.57)	20.28	(42.65)		217,365	1.36		1.36		1.16		17

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.07) and (0.20)%, $(0.34) and (0.95)%, $(0.34) and (0.95)%, $(0.17) and (0.45)%, $0.02 and 0.05%, and $(0.07) and (0.20)% for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains (losses) on securities (both realized and unrealized) per share would have been $7.01, $6.54, $6.27, $6.94, $7.04 and $6.99 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively and total returns would have been lower.
(f)	Ratios are based on average daily net assets (000’s omitted) of $58,689, $3,838, $12,165, $1,295, $7,947 and $288,987 for Class A, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.
(g)	Annualized.
(h)	Commencement date of October 3, 2008.

NOTE 13—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco American Franchise Fund (the “Acquiring Fund”).

The Agreement was approved by the Fund’s shareholders on April 24, 2013 and the reorganization is expected to close on July 15, 2013. Upon the closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

20                         Invesco Leisure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Leisure Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 13, the Board of Trustees and the Fund’s shareholders have approved an Agreement and Plan of Reorganization, which is expected to occur on July 15, 2013, after which date it is expected that the Fund will liquidate and cease operations.

PRICEWATERHOUSECOOPERS LLP

June 27, 2013

Houston, Texas

21                         Invesco Leisure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/13)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/13)	Expenses Paid During Period [2]
A	$1,000.00	$1,203.10	$7.54	$1,017.95	$6.90	1.38%
B	1,000.00	1,198.50	11.61	1,014.23	10.64	2.13
C	1,000.00	1,198.60	11.61	1,014.23	10.64	2.13
R	1,000.00	1,201.60	8.90	1,016.71	8.15	1.63
Y	1,000.00	1,204.60	6.18	1,019.19	5.66	1.13
Investor	1,000.00	1,203.10	7.54	1,017.95	6.90	1.38

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2012 through April 30, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22                         Invesco Leisure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$40,500,311
Qualified Dividend Income*	88.81%
Corporate Dividends Received Deduction*	85.98%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Leisure Fund

Proxy Results

A Joint Special Meeting (“Meeting”) of Shareholders of Invesco Leisure Fund was held on April 24, 2013. The Meeting was held for the following purpose:

(1)	Approval of an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1)	Approval of an Agreement and Plan of Reorganization	4,087,048	705,437	529,617	0

24                         Invesco Leisure Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Leisure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief, Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco Leisure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Leisure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Leisure Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905 I-LEI-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders April 30, 2013
Invesco Technology Fund Nasdaq: A: ITYAX ■ B: ITYBX ■ C: ITHCX ■ Y: ITYYX ■ Investor: FTCHX ■ R5: FTPIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    The reporting period covered by this report was challenging. For much of the reporting period, US economic data was only mildly positive, and investors closely monitored eurozone governments’ efforts to reduce debt levels, strengthen the banking system and stimulate economic growth. The economic uncertainty of 2012 gave way to greater optimism in the first quarter of 2013, and investors pushed major US equity indexes to multiyear or even all-time highs. Despite these market changes, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

    Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Technology Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

    No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

    Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

    To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

    You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

    In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

    Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Technology Fund

Management’s Discussion of Fund Performance

Performance summary

Despite a bumpy macroeconomic recovery and continued uncertainty about future economic conditions, equity markets experienced strong performance for the fiscal year ended April 30, 2013. Information technology (IT) stocks, however, were an exception as tepid enterprise spending resulted in the IT sector being the market laggard over the reporting period. At net asset value (NAV), Invesco Technology Fund underperformed the Bank of America Merrill Lynch 100 Technology Index (price only) and the Lipper Science & Technology Funds Index, the Fund’s style-specific and peer group indexes, respectively. The Fund’s underperformance relative to its style-specific index was primarily the result of security selection and underweight exposure to the semiconductors industry, as well as security selection and overweight exposure to the computers and peripherals industry. In particular, disappointing performance from the Fund’s top holding caused a reversal in the Fund’s relative performance for this fiscal year.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/12 to 4/30/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	-4.64%
Class B Shares*	-5.33
Class C Shares*	-5.33
Class Y Shares*	-4.41
Investor Class Shares*	-4.59
Class R5 Shares*	-4.03
S&P 500 Index‚ (Broad Market Index)	16.89
Bank of America Merrill Lynch 100 Technology Index (price only)■ (Style-Specific Index)	7.11
Lipper Science & Technology Funds Index■ (Peer Group Index)	3.92

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

How we invest

We seek to grow capital by investing in companies we believe are capable of generating sustainable, superior earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations. The Fund emphasizes companies we believe have a strategic advantage over their competition and operate in industries we believe to be beneficiaries of secular trends. The Fund invests in industries such as hardware, software, telecommunications equipment and services, semiconductors and service-related companies in the IT sector.

    We use a research-oriented, bottom-up investment approach focusing on company fundamentals and growth prospects. We place great emphasis on companies exhibiting high returns on invested capital and generating free cash flow-metrics we believe are good indicators of financial health and growth potential. We seek companies with management teams that maintain high-quality balance sheets and manageable debt levels. Valuation also plays a critical role in stock selection.

    Risk management is an integral part of our portfolio construction process as we attempt to limit volatility and downside risk. Only stocks that exhibit a proper balance of risk and reward are chosen for the portfolio. We seek to accomplish this goal by thoroughly understanding the key business drivers of companies in which we invest. The portfolio is constructed with the goal of holding a diversified portfolio of stocks we believe are best suited to capitalize on secular trends in the IT sector.

    We may reduce or eliminate a holding when:

■	A stock’s price reaches its valuation target.
■	A company’s fundamentals change or deteriorate.
■	It no longer meets our investment criteria.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified, and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the US, where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

    In early fall, as the European Central Bank implemented new measures to support member economies and the US Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013. However, for the first time in years, markets appeared willing to look past headline events. US equity markets were generally strong in the final few months of the reporting period, with

Portfolio Composition By sector
Information Technology	91.5%
Consumer Discretionary	2.8
Industrials	0.6
Financials	0.4
Money Market Funds Plus Other Assets Less Liabilities	4.7

Top 10 Equity Holdings*

1. Apple Inc.	5.5%
2. Google Inc.-Class A	5.1
3. QUALCOMM, Inc.	5.0
4. Visa Inc.-Class A	3.1
5. Salesforce.com, Inc.	2.7
6. Oracle Corp.	2.3
7. Alliance Data Systems Corp.	2.3
8. Accenture PLC-Class A	2.3
9. Microsemi Corp.	2.2
10. International Business Machines Corp.	2.1

Total Net Assets	$640.0 million

Total Number of Holdings*	69

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Technology Fund

major market indexes setting multiyear or even all-time highs.1

    All 10 economic sectors in the S&P 500 Index posted gains during the fiscal year.2 Health care, telecommunication services, financials and both consumer sectors led the market, while IT, materials, energy and industrials were the market laggards.

    On an absolute basis, the Fund benefited from holdings in the following industries: IT services, Internet software and services, electronic equipment and instruments, life sciences tools and services, and Internet and catalog retail. Holdings within computers and peripherals, semiconductors, communications equipment and software, however, detracted from the Fund’s absolute performance during the reporting period.

    Relative to the Bank of America Merrill Lynch 100 Technology Index (price only), the Fund’s style-specific index, underperformance was primarily attributable to security selection and underweight exposure to the semiconductors industry, as well as security selection and overweight exposure to the computers and peripherals industry. Security selection in the software and the communications equipment industries also negatively impacted performance relative to the Fund’s style-specific benchmark. Conversely, security selection in the IT services industry, as well as underweight exposure to the household durables and office electronics industries, contributed to the Fund’s relative performance.

    The top individual contributor to the Fund’s absolute and relative performance during the fiscal year was Google. Google continued to expand past Internet search with the acquisition of Motorola Mobility (not a Fund holding) during the fiscal year. Since taking over the company, Google has cut costs in an effort to bring Motorola Mobility up to profitability. Google also paired with Asus (not a Fund holding) to bring its first tablet, the Nexus 7, to market during the fiscal year.

    Following approximately three fiscal years of fairly steady price appreciation, the share price of Apple fell meaningfully during the fiscal year. As a result, Apple, which represented a large overweight holding for the Fund relative to the style-specific index, was the top absolute and relative detractor from Fund performance. This relative underperformance was exaggerated by the fact that all holdings in the style-specific index are held at equal weights. In mid-2012, we began reducing our overweight exposure due to concerns about potential margin pressures were Apple to introduce a lower-end iPhone. We continue to believe Apple holds a sustainable competitive advantage over peers; therefore, it remains a top Fund holding.

    At the close of the reporting period, the Fund had overweight exposure (relative to its style-specific index) to the communications equipment, Internet and catalog retail, and software industries. Conversely, we were underweight the IT services, electronic equipment and instruments, and semiconductors industries. Additionally, the Fund did not have exposure to office electronics – an industry in which the style-specific index had minor exposure.

    We remain confident about the medium-term outlook for the IT sector, primarily because of the potential for increased enterprise spending. We believe that many businesses remained reluctant to hire additional employees due to ancillary costs, opting instead to use IT to boost productivity. Additionally, we believe the technology needs of emerging-market economies are likely to continue to increase. At the close of the fiscal year, we also saw the potential for improvements in credit markets and stabilization of demand patterns, both conducive to continued secular growth. We believe that longer term, the IT sector may continue to benefit from three key secular themes, which are independent of any short-term catalysts:

■	Globalization – The desire for productivity gains supports increased technology use in international markets.
■	Consumerization – Technology demand is consumer-driven.
■	Proliferation – Technology continues to penetrate products ranging from automobiles and industrial controls to sporting gear and alternative energy.

    As always, we thank you for your continued investment in Invesco Technology Fund.

1	Source: Reuters
2	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Warren Tennant Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Technology Fund. He joined Invesco in 2000. Mr. Tennant earned a BBA in finance and an MBA from The University of Texas at Austin.

Brian Nelson Chartered Financial Analyst, portfolio manager, is manager of Invesco Technology Fund. He joined
Invesco in 2004. Mr. Nelson earned a BA from the University of California Santa Barbara.

5                Invesco Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

1	Source: Lipper Inc.
2	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

*It	is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge,

 we also show the oldest share class with a sales charge, Class C shares.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued	from page 8

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco Technology Fund

Average Annual Total Returns
As of 4/30/13, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	0.91%
10 Years	6.13
5 Years	3.96
1 Year	-9.88

Class B Shares
Inception (3/28/02)	0.87%
10 Years	6.11
5 Years	4.04
1 Year	-9.91

Class C Shares
Inception (2/14/00)	-7.67%
10 Years	5.96
5 Years	4.37
1 Year	-6.25

Class Y Shares
10 Years	6.83%
5 Years	5.36
1 Year	-4.41

Investor Class Shares
Inception (1/19/84)	9.38%
10 Years	6.73
5 Years	5.18
1 Year	-4.59

Class R5 Shares
Inception (12/21/98)	1.71%
10 Years	7.50
5 Years	5.86
1 Year	-4.03

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Average Annual Total Returns
As of 3/31/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	1.25%
10 Years	7.46
5 Years	6.38
1 Year	-9.39

Class B Shares
Inception (3/28/02)	1.21%
10 Years	7.42
5 Years	6.50
1 Year	-9.43

Class C Shares
Inception (2/14/00)	-7.46%
10 Years	7.27
5 Years	6.81
1 Year	-5.74

Class Y Shares
10 Years	8.14%
5 Years	7.83
1 Year	-3.87

Investor Class Shares
Inception (1/19/84)	9.54%
10 Years	8.04
5 Years	7.64
1 Year	-4.08

Class R5 Shares
Inception (12/21/98)	1.97%
10 Years	8.82
5 Years	8.33
1 Year	-3.51

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares was 1.56%, 2.31%, 2.31%, 1.31%, 1.53% and 0.89%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The

CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7                Invesco Technology Fund

Invesco Technology Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the adviser elects not to do so due to availability, cost, market conditions or other factors.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.
■	Technology sector risk. Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Bank of America Merrill Lynch 100 Technology Index (price only) is an unmanaged, price-only, equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.
■	The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science and technology funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ITYAX
Class B Shares	ITYBX
Class C Shares	ITHCX
Class Y Shares	ITYYX
Investor Class Shares	FTCHX
Class R5 Shares	FTPIX

8                Invesco Technology Fund

Schedule of Investments(a)

April 30, 2013

	Shares	Value
Common Stocks & Other Equity Interests–95.28%
Application Software–13.47%
Aspen Technology, Inc.(b)	257,696	$7,854,574
Autodesk, Inc.(b)	147,464	5,807,132
Cadence Design Systems, Inc.(b)	706,841	9,754,406
Citrix Systems, Inc.(b)	211,975	13,178,486
Informatica Corp.(b)	195,322	6,431,953
MicroStrategy Inc.–Class A(b)	59,921	5,404,275
Nuance Communications, Inc.(b)	233,184	4,439,823
Salesforce.com, Inc.(b)	421,872	17,343,158
Silver Spring Networks, Inc.(b)(c)	215,576	3,891,147
SolarWinds, Inc.(b)	77,490	3,940,367
SS&C Techonologies Holdings, Inc.(b)	266,225	8,170,445
		86,215,766

Communications Equipment–12.56%
ARRIS Group Inc.(b)	412,586	6,811,795
Brocade Communications Systems, Inc.(b)	795,547	4,630,084
Ciena Corp.(b)	205,578	3,075,447
Cisco Systems, Inc.	561,344	11,743,316
F5 Networks, Inc.(b)	51,324	3,922,693
Finisar Corp.(b)	232,037	2,979,355
JDS Uniphase Corp.(b)	752,052	10,152,702
QUALCOMM, Inc.	520,840	32,094,161
Telefonaktiebolaget LM Ericsson–ADR (Sweden)	401,388	4,941,086
		80,350,639

Computer Hardware–6.30%
Apple Inc.	80,082	35,456,306
Hewlett-Packard Co.	236,862	4,879,357
		40,335,663

Computer Storage & Peripherals–1.79%
EMC Corp.(b)	512,059	11,485,483

Data Processing & Outsourced Services–8.53%
Alliance Data Systems Corp.(b)(c)	83,865	14,405,491
Genpact Ltd.	445,389	8,284,235
MasterCard, Inc.–Class A	21,326	11,791,785
Visa Inc.–Class A	119,252	20,089,192
		54,570,703

Electronic Manufacturing Services–2.59%
Jabil Circuit, Inc.	383,241	6,821,690
Sanmina Corp.(b)	775,152	9,782,418
		16,604,108

Internet Retail–2.78%
Amazon.com, Inc.(b)	35,384	8,980,813
Priceline.com Inc.(b)	12,660	8,811,233
		17,792,046

	Shares	Value
Internet Software & Services–14.16%
eBay Inc.(b)	210,499	$11,028,043
ExactTarget Inc.(b)	346,040	6,775,463
Facebook Inc.–Class A(b)	437,360	12,141,114
Google Inc.–Class A(b)	39,670	32,710,692
ValueClick, Inc.(b)	281,104	8,674,869
VeriSign, Inc.(b)	226,779	10,447,708
Web.com Group Inc.(b)	506,055	8,805,357
		90,583,246

IT Consulting & Other Services–4.32%
Accenture PLC–Class A	176,389	14,365,120
International Business Machines Corp.	65,487	13,263,737
		27,628,857

Other Diversified Financial Services–0.36%
BlueStream Ventures L.P. (Acquired 08/03/00-06/13/08; Acquisition Cost $25,801,962)(d)(e)	—	2,283,037

Research & Consulting Services–0.59%
Acacia Research	159,935	3,809,652

Semiconductor Equipment–2.65%
Applied Materials, Inc.	691,008	10,026,526
Teradyne, Inc.(b)	420,538	6,913,645
		16,940,171

Semiconductors–17.10%
ARM Holdings PLC–ADR (United Kingdom)	53,751	2,512,859
Avago Technologies Ltd.	198,033	6,329,135
Broadcom Corp.–Class A	104,329	3,755,844
Cirrus Logic, Inc.(b)	99,630	1,923,855
Diodes Inc.(b)	340,071	6,889,839
Fairchild Semiconductor International, Inc.(b)	796,367	10,273,134
Intermolecular Inc.(b)	437,354	3,809,353
Lattice Semiconductor Corp.(b)	1,675,415	7,790,680
MA-COM Technology Solutions Holdings Inc.(b)	193,965	2,721,329
Maxim Integrated Products, Inc.	257,586	7,967,135
Microsemi Corp.(b)	680,545	14,155,336
NXP Semiconductors N.V. (Netherlands)(b)	299,951	8,263,650
ON Semiconductor Corp.(b)	966,164	7,594,049
Semtech Corp.(b)	373,001	11,962,142
Skyworks Solutions, Inc.(b)	328,712	7,254,674
Texas Instruments Inc.	171,508	6,210,305
		109,413,319

Systems Software–8.08%
Check Point Software Technologies Ltd. (Israel)(b)	126,268	5,886,614
CommVault Systems, Inc.(b)	81,476	5,991,745
Infoblox, Inc.(b)	92,845	2,052,803

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Technology Fund

	Shares	Value
Systems Software–(continued)
MICROS Systems, Inc.(b)	76,129	$3,228,631
Microsoft Corp.	166,463	5,509,926
Oracle Corp.	451,326	14,794,466
Red Hat, Inc.(b)	54,384	2,606,625
Rovi Corp.(b)	130,225	3,045,963
Symantec Corp.(b)	352,924	8,576,053
		51,692,826
Total Common Stocks & Other Equity Interests (Cost $470,623,981)		609,705,516

Money Market Funds–6.17%
Liquid Assets Portfolio–Institutional Class(f)	19,745,309	19,745,309
Premier Portfolio–Institutional Class(f)	19,745,309	19,745,309
Total Money Market Funds (Cost $39,490,618)		39,490,618
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–101.45% (Cost $510,114,599)		649,196,134

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.26%
Liquid Assets Portfolio–Institutional Class (Cost $8,062,550)(f)(g)	8,062,550	$8,062,550
TOTAL INVESTMENTS–102.71% (Cost $518,177,149)		657,258,684
OTHER ASSETS LESS LIABILITIES–(2.71)%		(17,354,534)
NET ASSETS–100.00%		$639,904,150

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2013.
(d)	The Fund has a 10.29% ownership of BlueStream Ventures L.P. (“BlueStream”) and has a remaining commitment of $829,416 to purchase additional interests in BlueStream, which is subject to the terms of the partnership agreement. BlueStream may be considered an affiliated company. Security is considered venture capital. The value of this security as of April 30, 2013 represented 0.36% of the Fund’s Net Assets. See Note 4.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2013 represented 0.36% of the Fund’s Net Assets.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Technology Fund

Statement of Assets and Liabilities

April 30, 2013

Assets:
Investments, at value (Cost $448,712,146)*	$607,422,479
Investments in affiliates, at value (Cost $69,465,003)	49,836,205
Total investments, at value (Cost $518,177,149)	657,258,684
Foreign currencies, at value (Cost $18,584)	19,719
Receivable for:
Investments sold	2,723,406
Fund shares sold	182,153
Dividends	213,195
Investment for trustee deferred compensation and retirement plans	92,063
Other assets	30,944
Total assets	660,520,164

Liabilities:
Payable for:
Investments purchased	10,658,533
Fund shares reacquired	730,500
Collateral upon return of securities loaned	8,062,550
Accrued fees to affiliates	819,535
Accrued trustees’ and officers’ fees and benefits	2,271
Accrued other operating expenses	120,732
Trustee deferred compensation and retirement plans	221,893
Total liabilities	20,616,014
Net assets applicable to shares outstanding	$639,904,150

Net assets consist of:
Shares of beneficial interest	$446,352,465
Undistributed net investment income	14,750,279
Undistributed net realized gain	39,718,736
Unrealized appreciation	139,082,670
$639,904,150

Net Assets:
Class A	$253,013,291
Class B	$14,978,704
Class C	$24,715,687
Class Y	$3,716,212
Investor Class	$342,286,546
Class R5	$1,193,710

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	7,399,540
Class B	473,427
Class C	803,478
Class Y	108,775
Investor Class	10,084,441
Class R5	31,975
Class A:
Net asset value per share	$34.19
Maximum offering price per share
(Net asset value of $34.19 ÷ 94.50%)	$36.18
Class B:
Net asset value and offering price per share	$31.64
Class C:
Net asset value and offering price per share	$30.76
Class Y:
Net asset value and offering price per share	$34.16
Investor Class:
Net asset value and offering price per share	$33.94
Class R5:
Net asset value and offering price per share	$37.33

*	At April 30, 2013, securities with an aggregate value of $8,058,514 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Technology Fund

Statement of Operations

For the year ended April 30, 2013

Investment income:
Dividends (net of foreign withholding taxes of $25,299)	$5,532,879
Dividends from affiliates (includes securities lending income of $2,076)	28,931
Total investment income	5,561,810

Expenses:
Advisory fees	4,784,846
Administrative services fees	186,104
Custodian fees	20,457
Distribution fees:
Class A	677,407
Class B	184,914
Class C	259,349
Investor Class	729,544
Transfer agent fees — A, B, C, Y and Investor	3,299,416
Transfer agent fees — R5	984
Trustees’ and officers’ fees and benefits	46,188
Other	365,838
Total expenses	10,555,047
Less: Fees waived and expense offset arrangement(s)	(41,048)
Net expenses	10,513,999
Net investment income (loss)	(4,952,189)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	40,612,035
Foreign currencies	502
40,612,537
Change in net unrealized appreciation (depreciation) of:
Investment securities	(75,013,436)
Foreign currencies	(251)
(75,013,687)
Net realized and unrealized gain (loss)	(34,401,150)
Net increase (decrease) in net assets resulting from operations	$(39,353,339)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Technology Fund

Statement of Changes in Net Assets

For the years ended April 30, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$(4,952,189)	$(8,046,157)
Net realized gain	40,612,537	75,803,301
Change in net unrealized appreciation (depreciation)	(75,013,687)	(41,778,112)
Net increase (decrease) in net assets resulting from operations	(39,353,339)	25,979,032

Distributions to shareholders from net investment income:
Class A	(2,067,821)	—
Class Y	(42,036)	—
Investor Class	(2,898,473)	—
Class R5	(13,124)	—
Total distributions from net investment income	(5,021,454)	—

Distributions to shareholders from net realized gains:
Class A	(8,145,590)	—
Class B	(584,187)	—
Class C	(859,569)	—
Class Y	(122,937)	—
Investor Class	(10,962,625)	—
Class R5	(26,741)	—
Total distributions from net realized gains	(20,701,649)	—

Share transactions–net:
Class A	(33,413,046)	72,515,088
Class B	(6,807,369)	7,280,021
Class C	(4,406,481)	9,356,894
Class Y	(823,612)	1,057,446
Investor Class	(37,814,964)	(34,217,902)
Class R5	239,100	338,695
Net increase (decrease) in net assets resulting from share transactions	(83,026,372)	56,330,242
Net increase (decrease) in net assets	(148,102,814)	82,309,274

Net assets:
Beginning of year	788,006,964	705,697,690
End of year (includes undistributed net investment income of $14,750,279 and $21,693,850, respectively)	$639,904,150	$788,006,964

Notes to Financial Statements

April 30, 2013

NOTE 1—Significant Accounting Policies

Invesco Technology Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

13                         Invesco Technology Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

14                         Invesco Technology Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.

Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet

15                         Invesco Technology Fund

the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares to 2.00%, 2.75%, 2.75%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares to 1.76%, 2.51%, 2.51%, 1.51%, 1.76% and 1.51%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2013, the Adviser waived advisory fees of $30,524.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

16                         Invesco Technology Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2013, IDI advised the Fund that IDI retained $27,862 in front-end sales commissions from the sale of Class A shares and $31, $16,989 and $1,686 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2013, the Fund incurred $6,450 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$654,975,647	$—	$2,283,037	$657,258,684

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended April 30, 2013.

	Value 04/30/12	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 04/30/13	Dividend Income
BlueStream Ventures L.P.	$2,853,386	$—	$—	$(570,349)	$—	$2,283,037	$—

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $10,524.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

17                         Invesco Technology Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2013 and 2012:

	2013	2012
Ordinary income	$5,021,454	$—
Long-term capital gain	20,701,649	—
Total distributions	$25,723,103	$—

Tax Components of Net Assets at Period-End:

2013
Undistributed long-term gain	$40,858,810
Net unrealized appreciation — investments	154,394,405
Net unrealized appreciation — other investments	1,135
Temporary book/tax differences	(205,432)
Late-year ordinary loss deferral	(1,497,233)
Shares of beneficial interest	446,352,465
Total net assets	$639,904,150

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and treatment of partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward at April 30, 2013.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2013 was $272,910,392 and $392,583,114, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$192,976,174
Aggregate unrealized (depreciation) of investment securities	(38,581,769)
Net unrealized appreciation of investment securities	$154,394,405

Cost of investments for tax purposes is $502,864,279.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2013, undistributed net investment income was increased by $3,030,072, undistributed net realized gain was decreased by $285,311 and shares of beneficial interest was decreased by $2,744,761. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Technology Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	535,960	$18,362,198	1,324,238	$45,523,802
Class B	13,200	423,511	50,053	1,576,848
Class C	107,731	3,345,300	211,083	6,760,376
Class Y	30,394	1,043,683	63,325	2,216,461
Investor Class	464,516	15,778,210	760,954	25,852,726
Class R5	9,456	355,326	13,906	512,695

Issued as reinvestment of dividends:
Class A	291,058	9,558,339	—	—
Class B	18,524	564,438	—	—
Class C	27,577	817,094	—	—
Class Y	4,128	135,265	—	—
Investor Class	407,803	13,290,299	—	—
Class R5	1,101	39,357	—	—

Issued in connection with acquisitions:(b)
Class A	—	—	2,635,778	93,781,193
Class B	—	—	550,787	18,312,828
Class C	—	—	313,417	10,137,110
Class Y	—	—	612	21,728

Automatic conversion of Class B shares to Class A shares:
Class A	126,496	4,332,002	215,420	7,333,296
Class B	(136,661)	(4,332,002)	(231,514)	(7,333,296)

Reacquired:
Class A	(1,922,529)	(65,665,585)	(2,198,283)	(74,123,203)
Class B	(109,439)	(3,463,316)	(167,090)	(5,276,359)
Class C	(277,034)	(8,568,875)	(250,719)	(7,540,592)
Class Y	(58,080)	(2,002,560)	(34,644)	(1,180,743)
Investor Class	(1,959,156)	(66,883,473)	(1,788,344)	(60,070,628)
Class R5	(4,134)	(155,583)	(4,744)	(174,000)
Net increase (decrease) in share activity	(2,429,089)	$(83,026,372)	1,464,235	$56,330,242

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Van Kampen Technology Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 3,500,594 shares of the Fund for 21,922,655 shares outstanding of the Target Fund as of the close of business on May 20, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on May 20, 2011. The Target Fund’s net assets at that date of $122,252,859, including $28,512,048 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $694,559,865 and $816,812,724 immediately after the acquisition.
The pro forma results of operations for the year ended April 30, 2012 assuming the reorganization had been completed on May 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(8,066,933)
Net realized/unrealized gains	31,977,912
Change in net assets resulting from operations	$23,910,979

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 23, 2011.

19                         Invesco Technology Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/13	$37.33	$(0.24	)(d)	$(1.57	)(e)	$(1.81)	$(0.27)	$(1.06)	$(1.33)	$34.19	(4.70	)%(e)	$253,013	1.52	%(f)	1.52	%(f)	(0.70	)%(d)(f)	41%
Year ended 04/30/12	35.86	(0.36)		1.83		1.47	—	—	—	37.33	4.10		312,389	1.55		1.56		(1.06)		48
Year ended 04/30/11	28.53	(0.22)		7.55	(g)	7.33	—	—	—	35.86	25.69		229,174	1.55		1.55		(0.73)		42
One month ended 04/30/10	27.91	(0.04)		0.66		0.62	—	—	—	28.53	2.22		191,274	1.66	(h)	1.66	(h)	(1.56	)(h)	4
Year ended 03/31/10	17.77	(0.20)		10.34		10.14	—	—	—	27.91	57.06		187,989	1.66		1.75		(0.87)		35
Year ended 03/31/09	25.58	(0.00	)(i)	(7.81	)(e)	(7.81)	—	—	—	17.77	(30.53	)(e)	122,823	1.55		1.83		(0.02	)(i)	68
Class B
Year ended 04/30/13	34.61	(0.46	)(d)	(1.45	)(e)	(1.91)	—	(1.06)	(1.06)	31.64	(5.39	)(e)	14,979	2.27	(f)	2.27	(f)	(1.45	)(d)(f)	41
Year ended 04/30/12	33.47	(0.57)		1.71		1.14	—	—	—	34.61	3.41		23,803	2.30		2.31		(1.81)		48
Year ended 04/30/11	26.83	(0.41)		7.05	(g)	6.64	—	—	—	33.47	24.75		16,253	2.30		2.30		(1.48)		42
One month ended 04/30/10	26.26	(0.05)		0.62		0.57	—	—	—	26.83	2.17		18,853	2.41	(h)	2.41	(h)	(2.31	)(h)	4
Year ended 03/31/10	16.84	(0.35)		9.77		9.42	—	—	—	26.26	55.94		19,173	2.41		2.50		(1.62)		35
Year ended 03/31/09	24.43	(0.16	)(i)	(7.43	)(e)	(7.59)	—	—	—	16.84	(31.07	)(e)	16,952	2.30		2.58		(0.77	)(i)	68
Class C
Year ended 04/30/13	33.68	(0.45	)(d)	(1.41	)(e)	(1.86)	—	(1.06)	(1.06)	30.76	(5.39	)(e)	24,716	2.27	(f)	2.27	(f)	(1.45	)(d)(f)	41
Year ended 04/30/12	32.58	(0.55)		1.65		1.10	—	—	—	33.68	3.38		31,836	2.30		2.31		(1.81)		48
Year ended 04/30/11	26.12	(0.41)		6.87	(g)	6.46	—	—	—	32.58	24.73		21,875	2.30		2.30		(1.48)		42
One month ended 04/30/10	25.57	(0.05)		0.60		0.55	—	—	—	26.12	2.15		16,931	2.41	(h)	2.41	(h)	(2.31	)(h)	4
Year ended 03/31/10	16.40	(0.35)		9.52		9.17	—	—	—	25.57	55.92		16,689	2.41		2.50		(1.62)		35
Year ended 03/31/09	23.78	(0.16	)(i)	(7.22	)(e)	(7.38)	—	—	—	16.40	(31.03	)(e)	9,340	2.30		2.58		(0.77	)(i)	68
Class Y
Year ended 04/30/13	37.31	(0.16	)(d)	(1.57	)(e)	(1.73)	(0.36)	(1.06)	(1.42)	34.16	(4.46	)(e)	3,716	1.27	(f)	1.27	(f)	(0.45	)(d)(f)	41
Year ended 04/30/12	35.74	(0.27)		1.84		1.57	—	—	—	37.31	4.39		4,937	1.30		1.31		(0.81)		48
Year ended 04/30/11	28.37	(0.14)		7.51	(g)	7.37	—	—	—	35.74	25.98		3,683	1.30		1.30		(0.48)		42
One month ended 04/30/10	27.74	(0.03)		0.66		0.63	—	—	—	28.37	2.27		2,931	1.41	(h)	1.41	(h)	(1.31	)(h)	4
Year ended 03/31/10	17.63	(0.14)		10.25		10.11	—	—	—	27.74	57.34		2,856	1.41		1.50		(0.62)		35
Year ended 03/31/09(j)	20.92	0.02	(i)	(3.31	)(e)	(3.29)	—	—	—	17.63	(15.73	)(e)	541	1.30	(h)	1.86	(h)	0.23	(h)(i)	68
Investor Class
Year ended 04/30/13	37.06	(0.22	)(d)	(1.56	)(e)	(1.78)	(0.28)	(1.06)	(1.34)	33.94	(4.64	)(e)(k)	342,287	1.48	(f)(k)	1.48	(f)(k)	(0.66	)(d)(f)(k)	41
Year ended 04/30/12	35.58	(0.35)		1.83		1.48	—	—	—	37.06	4.16		414,003	1.52		1.53		(1.03)		48
Year ended 04/30/11	28.29	(0.19)		7.48	(g)	7.29	—	—	—	35.58	25.77		434,078	1.46		1.46		(0.64)		42
One month ended 04/30/10	27.67	(0.04)		0.66		0.62	—	—	—	28.29	2.24		396,631	1.65	(h)	1.65	(h)	(1.55	)(h)	4
Year ended 03/31/10	17.61	(0.20)		10.26		10.06	—	—	—	27.67	57.13		391,424	1.66		1.75		(0.87)		35
Year ended 03/31/09	25.35	(0.00	)(i)	(7.74	)(e)	(7.74)	—	—	—	17.61	(30.53	)(e)	262,730	1.53		1.81		0.00	(i)	68
Class R5
Year ended 04/30/13	40.64	(0.03	)(d)	(1.70	)(e)	(1.73)	(0.52)	(1.06)	(1.58)	37.33	(4.08	)(e)	1,194	0.89	(f)	0.89	(f)	(0.07	)(d)(f)	41
Year ended 04/30/12	38.77	(0.14)		2.01		1.87	—	—	—	40.64	4.82		1,038	0.88		0.89		(0.39)		48
Year ended 04/30/11	30.64	(0.02)		8.15	(g)	8.13	—	—	—	38.77	26.53		635	0.89		0.89		(0.07)		42
One month ended 04/30/10	29.95	(0.02)		0.71		0.69	—	—	—	30.64	2.30		516	0.90	(h)	0.90	(h)	(0.80	)(h)	4
Year ended 03/31/10	18.93	(0.03)		11.05		11.02	—	—	—	29.95	58.21		522	0.91		0.91		(0.12)		35
Year ended 03/31/09	27.07	0.12	(i)	(8.26	)(e)	(8.14)	—	—	—	18.93	(30.07	)(e)	346	0.90		0.91		0.63	(i)	68

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $90,282,548 and sold of $44,478,217 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Technology Fund into the Fund.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.34) and (1.00)%, $(0.56) and (1.75)%, $(0.54) and (1.75)%, $(0.26) and (0.75)%, $(0.33) and (0.96)% and $(0.14) and (0.37)% for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains (losses) on securities (both realized and unrealized) per share for the year ended April 30, 2013 would have been $(1.74), $(1.62), $(1.58), $(1.74), $(1.73) and $(1.87) for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been lower. Net gains (losses) on securities (both realized and unrealized) per share for the year ended March 31, 2009 would have been $(8.01), $(7.63), $(7.42), $(3.33), $(7.94) and $(8.46) for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been lower.
(f)	Ratios are based on average daily net assets (000’s omitted) of $270,963, $18,491, $25,935, $4,204, $361,706 and $985 for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.
(g)	Net gains (losses) on securities (both realized and unrealized) include capital gains realized on a distribution from BlueStream Ventures L.P. on October 17, 2010. Net gains (losses) on securities (both realized and unrealized), excluding the capital gains, are $7.29, $6.81, $6.63, $7.25, $7.22 and $7.87 for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.
(h)	Annualized.
(i)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a distribution from BlueStream Ventures L.P. on October 23, 2008. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the distribution are $(0.13) and (0.57)%, $(0.29) and (1.32)%, $(0.29) and (1.32)%, $(0.02) and (0.32)%, $(0.13) and (0.55)% and $(0.01) and 0.08% for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.
(j)	Commencement date of October 3, 2008 for Class Y shares.
(k)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.20% for the year ended April 30, 2013.

20                         Invesco Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Technology Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 27, 2013

Houston, Texas

21                         Invesco Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/13)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,070.00	$7.85	$1,017.21	$7.65	1.53%
B	1,000.00	1,066.20	11.68	1,013.49	11.38	2.28
C	1,000.00	1,066.00	11.68	1,013.49	11.38	2.28
Y	1,000.00	1,071.10	6.57	1,018.45	6.41	1.28
Investor	1,000.00	1,069.90	7.80	1,017.26	7.60	1.52
R5	1,000.00	1,073.00	4.63	1,020.33	4.51	0.90

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2012 through April 30, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22                         Invesco Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$20,701,649
Qualified Dividend Income*	36.96%
Corporate Dividends Received Deduction*	13.53%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief, Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Technology Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905 I-TEC-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders April 30, 2013
Invesco Technology Sector Fund Nasdaq: A: IFOAX ■ B: IFOBX ■ C: IFOCX ■ Y: IFODX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    The reporting period covered by this report was challenging. For much of the reporting period, US economic data was only mildly positive, and investors closely monitored eurozone governments’ efforts to reduce debt levels, strengthen the banking system and stimulate economic growth. The economic uncertainty of 2012 gave way to greater optimism in the first quarter of 2013, and investors pushed major US equity indexes to multiyear or even all-time highs. Despite these market changes, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.
    Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■	Manage investments - Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices - We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.
■	Connect with you - We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Technology Sector Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

    No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

    Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

    To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

    You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

    In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

    Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Technology Sector Fund

Management’s Discussion of Fund Performance

Performance summary

Despite a bumpy macroeconomic recovery and continued uncertainty about future economic conditions, equity markets experienced strong performance for the fiscal year ended April 30, 2013. Information technology (IT) stocks, however, were an exception as tepid enterprise spending resulted in the IT sector being the market laggard over the reporting period. At net asset value (NAV), Invesco Technology Sector Fund underperformed the Bank of America Merrill Lynch 100 Technology Index (price only) and the Lipper Science & Technology Funds Index, the Fund’s style-specific and peer group indexes, respectively. The Fund’s under performance relative to its style-specific index was primarily the result of security selection and underweight exposure to the semiconductors industry, as well as security selection and overweight exposure to the computers and peripherals industry. In particular, disappointing performance from the Fund’s top holding caused a reversal in the Fund’s relative performance for this fiscal year.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/12 to 4/30/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	-4.61%
Class B Shares*	-5.46
Class C Shares*	-5.46
Class Y Shares*	-4.44
S&P 500 Index‚ (Broad Market Index)	16.89
Bank of America Merrill Lynch 100 Technology Index (price only)■ (Style-Specific Index)	7.11
Lipper Science & Technology Funds Index■ (Peer Group Index)	3.92

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

How we invest

We seek to grow capital by investing in companies we believe are capable of generating sustainable, superior earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations. The Fund emphasizes companies we believe have a strategic advantage over their competition and operate in industries we believe to be beneficiaries of secular trends. The Fund invests in industries such as hardware, software, telecommunications equipment and services, semiconductors and service-related companies in the IT sector.

We use a research-oriented, bottom-up investment approach focusing on company fundamentals and growth prospects. We place great emphasis on companies exhibiting high returns on invested capital and generating free cash flow-metrics we believe are good indicators of financial health and growth potential. We seek companies with management teams that maintain high-quality balance sheets and manageable debt levels. Valuation also plays a critical role in stock selection.

Risk management is an integral part of our portfolio construction process as we attempt to limit volatility and downside risk. Only stocks that exhibit a proper balance of risk and reward are chosen for the portfolio. We seek to accomplish this goal by thoroughly understanding the key business drivers of companies in which we invest. The portfolio is constructed with the goal of holding a diversified portfolio of stocks we believe are best suited to capitalize on secular trends in the IT sector.

    We may reduce or eliminate a holding when:

■	A stock’s price reaches its valuation target.
■	A company’s fundamentals change or deteriorate.
■	It no longer meets our investment criteria.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified, and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the US, where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

    In early fall, as the European Central Bank implemented new measures to support member economies and the US Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013. However, for the first time in years, markets appeared willing to look past headline events. US equity markets were generally strong in the final few months of the reporting period, with major market indexes setting multiyear or even all-time highs.1

Portfolio Composition
By sector
Information Technology	92.5%
Consumer Discretionary	2.8
Industrials	0.6
Money Market Funds Plus Other Assets Less Liabilities	4.1

Top 10 Equity Holdings*
1. Apple Inc.	5.6%
2. Google Inc.-Class A	5.1
3. QUALCOMM, Inc.	5.1
4. Visa Inc.-Class A	3.2
5. Salesforce.com, Inc.	2.7
6. Oracle Corp.	2.3
7. Alliance Data Systems Corp.	2.3
8. Accenture PLC-Class A	2.3
9. Microsemi Corp.	2.3
10. Citrix Systems, Inc.	2.1

Total Net Assets	$91.7 million

Total Number of Holdings*	68

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Technology Sector Fund

    All 10 economic sectors in the S&P 500 Index posted gains during the fiscal year.2 Health care, telecommunication services, financials and both consumer sectors led the market, while IT, materials, energy and industrials were the market laggards.

    On an absolute basis, the Fund benefited from holdings in the following industries: IT services, Internet software and services, electronic equipment and instruments, life sciences tools and services, and Internet and catalog retail. Holdings within computers and peripherals, semiconductors, communications equipment and software, however, detracted from the Fund’s absolute performance during the reporting period.

    Relative to the Bank of America Merrill Lynch 100 Technology Index (price only), the Fund’s style-specific index, underperformance was primarily attributable to security selection and underweight exposure to the semiconductors industry, as well as security selection and overweight exposure to the computers and peripherals industry. Security selection in the software and the communications equipment industries also negatively impacted performance relative to the Fund’s style-specific benchmark. Conversely, security selection in the IT services industry, as well as underweight exposure to the household durables and office electronics industries, contributed to the Fund’s relative performance.

    The top individual contributor to the Fund’s absolute and relative performance during the fiscal year was Google. Google continued to expand past Internet search with the acquisition of Motorola Mobility (not a Fund holding) during the fiscal year. Since taking over the company, Google has cut costs in an effort to bring Motorola Mobility up to profitability. Google also paired with Asus (not a Fund holding) to bring its first tablet, the Nexus 7, to market during the fiscal year.

    Following approximately three fiscal years of fairly steady price appreciation, the share price of Apple fell meaningfully during the the fiscal year covered by this report. As a result, Apple, which represented a large overweight holding for the Fund relative to the style-specific index, was the top absolute and relative detractor from Fund performance. This relative underperformance was exaggerated by the fact that all holdings in the style-specific index are held at equal weights. In mid-2012, we began reducing our overweight exposure due to concerns about potential margin pressures were Apple to introduce a lower-end iPhone. We continue to believe Apple holds a sustainable competitive advantage over peers; therefore, it remains a top Fund holding.

    At the close of the reporting period, the Fund had overweight exposure (relative to its style-specific index) to the communications equipment, Internet and catalog retail, and software industries. Conversely, we were underweight the IT services, electronic equipment and instruments, and semiconductors industries. Additionally, the Fund did not have exposure to office electronics – an industry in which the style-specific index had minor exposure.

    We remain confident about the medium-term outlook for the IT sector, primarily because of the potential for increased enterprise spending. We believe that many businesses remain reluctant to hire additional employees due to ancillary costs, opting instead to use IT to boost productivity. Additionally, we believe the technology needs of emerging-market economies are likely to continue to increase. At the close of the fiscal year, we also saw the potential for improvements in credit markets and stabilization of demand patterns, both conducive to continued secular growth. We believe that longer term, the IT sector may continue to benefit from three key secular themes, which are independent of any short-term catalysts:

■	Globalization - The desire for productivity gains supports increased technology use in international markets.
■	Consumerization - Technology demand is consumer-driven.
■	Proliferation - Technology continues to penetrate products ranging from automobiles and industrial controls to sporting gear and alternative energy.

    As always, we thank you for your continued investment in Invesco Technology Sector Fund.

1	Source: Reuters
2	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Warren Tennant Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Technology Sector Fund. He joined

Invesco in 2000. Mr. Tennant earned a BBA in finance and an MBA from The University of Texas at Austin.

Brian Nelson Chartered Financial Analyst, portfolio manager, is manager of Invesco Technology Sector Fund. He joined

Invesco in 2004. Mr. Nelson earned a BA from the University of California Santa Barbara.

5                Invesco Technology Sector Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

1	Source: Lipper Inc.
2	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued	from page 8

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco Technology Sector Fund

Average Annual Total Returns
As of 4/30/13, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	2.80%
10 Years	4.79
5 Years	0.59
1 Year	-9.83

Class B Shares
Inception (11/28/95)	3.38%
10 Years	4.73
5 Years	0.57
1 Year	-10.18

Class C Shares
Inception (7/28/97)	2.39%
10 Years	4.57
5 Years	0.97
1 Year	-6.40

Class Y Shares
Inception (7/28/97)	3.40%
10 Years	5.64
5 Years	1.99
1 Year	-4.44
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley Technology Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Technology Sector Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Technology Sector Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the

Average Annual Total Returns
As of 3/31/13, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (7/28/97)	3.04%
10 Years	5.81
5 Years	2.64
1 Year	-9.33

Class B Shares
Inception (11/28/95)	3.61%
10 Years	5.76
5 Years	2.67
1 Year	-9.54

Class C Shares
Inception (7/28/97)	2.65%
10 Years	5.60
5 Years	3.05
1 Year	-5.73

Class Y Shares
Inception (7/28/97)	3.66%
10 Years	6.68
5 Years	4.07
1 Year	-3.79
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.82%, 2.57%, 2.55% and 1.57%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Technology Sector Fund

Invesco Technology Sector Fund’s investment objective is long-term capital appreciation.

■	Unless otherwise stated, information presented in this report is as of April 30, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.
■	Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.
■	Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.
■	Technology sector risk. Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Bank of America Merrill Lynch 100 Technology Index (price only) is an unmanaged, price-only, equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.
■	The Lipper Science & Technology Funds Index is an unmanaged index considered representative of science and technology funds tracked by Lipper.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	IFOAX
Class B Shares	IFOBX
Class C Shares	IFOCX
Class Y Shares	IFODX

8                Invesco Technology Sector Fund

Schedule of Investments(a)

April 30, 2013

	Shares	Value
Common Stocks & Other Equity Interests–95.91%
Application Software–13.62%
Aspen Technology, Inc.(b)	37,384	$1,139,464
Autodesk, Inc.(b)	21,473	845,607
Cadence Design Systems, Inc.(b)	102,186	1,410,167
Citrix Systems, Inc.(b)	30,479	1,894,879
Informatica Corp.(b)	28,333	933,006
MicroStrategy Inc.–Class A(b)	8,756	789,704
Nuance Communications, Inc.(b)	34,454	656,004
Salesforce.com, Inc.(b)	60,974	2,506,641
Silver Spring Networks, Inc.(b)	31,045	560,362
SolarWinds, Inc.(b)	11,312	575,215
SS&C Techonologies Holdings, Inc.(b)	38,765	1,189,698
		12,500,747

Communications Equipment–12.79%
ARRIS Group, Inc.(b)	60,173	993,456
Brocade Communications Systems, Inc.(b)	118,195	687,895
Ciena Corp.(b)	30,773	460,364
Cisco Systems, Inc.	82,146	1,718,494
F5 Networks, Inc.(b)	7,599	580,792
Finisar Corp.(b)	33,797	433,953
JDS Uniphase Corp.(b)	110,010	1,485,135
QUALCOMM, Inc.	75,509	4,652,865
Telefonaktiebolaget LM Ericsson–ADR (Sweden)	58,539	720,615
		11,733,569

Computer Hardware–6.33%
Apple Inc.	11,517	5,099,152
Hewlett-Packard Co.	34,375	708,125
		5,807,277

Computer Storage & Peripherals–1.82%
EMC Corp.(b)	74,668	1,674,803

Data Processing & Outsourced Services–8.61%
Alliance Data Systems Corp.(b)	12,307	2,113,974
Genpact Ltd.	64,227	1,194,622
MasterCard, Inc.–Class A	3,001	1,659,343
Visa Inc.–Class A	17,383	2,928,340
		7,896,279

Electronic Manufacturing Services–2.64%
Jabil Circuit, Inc.	55,573	989,199
Sanmina Corp.(b)	113,354	1,430,528
		2,419,727

Internet Retail–2.84%
Amazon.com, Inc.(b)	5,183	1,315,497
Priceline.com Inc.(b)	1,851	1,288,278
		2,603,775

	Shares	Value
Internet Software & Services–14.31%
eBay Inc.(b)	30,690	$1,607,849
ExactTarget Inc.(b)	49,644	972,029
Facebook Inc.–Class A(b)	63,859	1,772,726
Google Inc.–Class A(b)	5,724	4,719,839
ValueClick, Inc.(b)	40,887	1,261,773
VeriSign, Inc.(b)	32,748	1,508,700
Web.com Group Inc.(b)	73,987	1,287,374
		13,130,290

IT Consulting & Other Services–4.20%
Accenture PLC–Class A	25,367	2,065,888
International Business Machines Corp.	8,833	1,789,036
		3,854,924

Research & Consulting Services–0.63%
Acacia Research	24,236	577,302

Semiconductor Equipment–2.59%
Applied Materials, Inc.	98,264	1,425,810
Teradyne, Inc.(b)	57,802	950,265
		2,376,075

Semiconductors–17.38%
ARM Holdings PLC–ADR (United Kingdom)	8,365	391,064
Avago Technologies Ltd.	28,867	922,589
Broadcom Corp.–Class A	15,431	555,516
Cirrus Logic, Inc.(b)	14,485	279,705
Diodes Inc.(b)	50,469	1,022,502
Fairchild Semiconductor International, Inc.(b)	116,071	1,497,316
Intermolecular Inc.(b)	65,644	571,759
Lattice Semiconductor Corp.(b)	243,674	1,133,084
MA-COM Technology Solutions Holdings Inc.(b)	28,153	394,987
Maxim Integrated Products, Inc.	37,153	1,149,142
Microsemi Corp.(b)	99,313	2,065,710
NXP Semiconductors N.V. (Netherlands)(b)	43,522	1,199,031
ON Semiconductor Corp.(b)	135,732	1,066,854
Semtech Corp.(b)	53,776	1,724,596
Skyworks Solutions, Inc.(b)	47,526	1,048,899
Texas Instruments Inc.	25,393	919,481
		15,942,235

Systems Software–8.15%
Check Point Software Technologies Ltd. (Israel)(b)	18,950	883,449
CommVault Systems, Inc.(b)	11,732	862,771
Infoblox, Inc.(b)	13,343	295,014
MICROS Systems, Inc.(b)	11,087	470,200
Microsoft Corp.	23,816	788,309
Oracle Corp.	65,250	2,138,895
Red Hat, Inc.(b)	7,919	379,558
Rovi Corp.(b)	18,074	422,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Technology Sector Fund

	Shares	Value
Systems Software–(continued)
Symantec Corp.(b)	50,890	$1,236,627
		7,477,574
Total Common Stocks & Other Equity Interests (Cost $73,983,220)		87,994,577

Money Market Funds–6.02%
Liquid Assets Portfolio–Institutional Class(c)	2,759,686	2,759,686
Premier Portfolio–Institutional Class(c)	2,759,687	2,759,687
Total Money Market Funds (Cost $5,519,373)		5,519,373
TOTAL INVESTMENTS–101.93% (Cost $79,502,593)		93,513,950
OTHER ASSETS LESS LIABILITIES–(1.93)%		(1,768,683)
NET ASSETS–100.00%		$91,745,267

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Technology Sector Fund

Statement of Assets and Liabilities

April 30, 2013

Assets:
Investments, at value (Cost $73,983,220)	$87,994,577
Investments in affiliated money market funds, at value and cost	5,519,373
Total investments, at value (Cost $79,502,593)	93,513,950
Foreign currencies, at value (Cost $30)	32
Receivable for:
Investments sold	407,561
Fund shares sold	1,695
Dividends	30,766
Investment for trustee deferred compensation and retirement plans	12,212
Other assets	17,684
Total assets	93,983,900

Liabilities:
Payable for:
Investments purchased	1,534,794
Fund shares reacquired	158,826
Accrued fees to affiliates	498,166
Accrued trustees’ and officers’ fees and benefits	1,727
Accrued other operating expenses	26,887
Trustee deferred compensation and retirement plans	18,233
Total liabilities	2,238,633
Net assets applicable to shares outstanding	$91,745,267

Net assets consist of:
Shares of beneficial interest	$116,454,627
Undistributed net investment income (loss)	(467,447)
Undistributed net realized gain (loss)	(38,253,272)
Unrealized appreciation	14,011,359
$91,745,267

Net Assets:
Class A	$80,866,340
Class B	$2,408,261
Class C	$7,840,894
Class Y	$629,772

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	6,732,771
Class B	227,660
Class C	741,234
Class Y	50,428
Class A:
Net asset value per share	$12.01
Maximum offering price per share
(Net asset value of $12.01 ÷ 94.50%)	$12.71
Class B:
Net asset value and offering price per share	$10.58
Class C:
Net asset value and offering price per share	$10.58
Class Y:
Net asset value and offering price per share	$12.49

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Technology Sector Fund

Statement of Operations

For the year ended April 30, 2013

Investment income:
Dividends (net of foreign withholding taxes of $3,690)	$806,758
Dividends from affiliated money market funds (includes securities lending income of $77)	5,220
Total investment income	811,978

Expenses:
Advisory fees	663,717
Administrative services fees	50,000
Custodian fees	8,482
Distribution fees:
Class A	216,292
Class B	31,621
Class C	84,472
Transfer agent fees	639,674
Trustees’ and officers’ fees and benefits	26,125
Other	173,392
Total expenses	1,893,775
Less: Fees waived and expense offset arrangement(s)	(5,846)
Net expenses	1,887,929
Net investment income (loss)	(1,075,951)

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	6,270,201
Change in net unrealized appreciation (depreciation) of investment securities	(10,827,340)
Net realized and unrealized gain (loss)	(4,557,139)
Net increase (decrease) in net assets resulting from operations	$(5,633,090)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Technology Sector Fund

Statement of Changes in Net Assets

For the year ended April 30, 2013, the period April 1, 2012 through April 30, 2012 and the year ended March 31, 2012

	Year ended April 30, 2013	One month ended April 30, 2012	Year ended March 31, 2012
Operations:
Net investment income (loss)	$(1,075,951)	$(135,052)	$(1,556,719)
Net realized gain	6,270,201	1,155,311	13,489,584
Change in net unrealized appreciation (depreciation)	(10,827,340)	(4,454,819)	(1,299,811)
Net increase (decrease) in net assets resulting from operations	(5,633,090)	(3,434,560)	10,633,054

Share transactions–net:
Class A	(13,766,752)	(633,738)	(13,051,672)
Class B	(1,643,341)	(179,827)	(4,078,508)
Class C	(1,366,677)	(106,730)	(1,477,120)
Class Y	87,569	20,940	133,838
Net increase (decrease) in net assets resulting from share transactions	(16,689,201)	(899,355)	(18,473,462)
Net increase (decrease) in net assets	(22,322,291)	(4,333,915)	(7,840,408)

Net assets:
Beginning of period	114,067,558	118,401,473	126,241,881
End of period (includes undistributed net investment income (loss) of $(467,447), $(9,479) and $(529,108), respectively)	$91,745,267	$114,067,558	$118,401,473

Notes to Financial Statements

April 30, 2013

NOTE 1—Significant Accounting Policies

Invesco Technology Sector Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term capital appreciation.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

13                         Invesco Technology Sector Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

14                         Invesco Technology Sector Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $500 million	0.67%
Next $2.5 billion	0.645%
Over $3 billion	0.62%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

15                         Invesco Technology Sector Fund

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.00%, 2.75%, 2.75%, and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2013, the Adviser waived advisory fees of $5,523.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2013, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended April 30, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2013, IDI advised the Fund that IDI retained $734 in front-end sales commissions from the sale of Class A shares and $0, $3,024 and $74 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2013, the Fund incurred $1,053 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2013, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $323.

16                         Invesco Technology Sector Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long term gain distributions paid for the year ended April 30, 2013, the period April 1, 2012 through April 30, 2012 and the year ended March 31, 2012.

Tax Components of Net Assets at Period-End:

2013
Net unrealized appreciation — investments	$13,897,337
Net unrealized appreciation — other investments	2
Temporary book/tax differences	(16,334)
Late-year ordinary loss deferrals	(451,112)
Capital loss carryforward	(38,139,253)
Shares of beneficial interest	116,454,627
Total net assets	$91,745,267

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $6,100,163 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2013 which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2014	$12,249,742	$—	$12,249,742
April 30, 2016	12,866,974	—	12,866,974
April 30, 2018	13,022,537	—	13,022,537
	$38,139,253	$—	$38,139,253

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

17                         Invesco Technology Sector Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2013 was $40,939,025 and $58,327,045, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$16,907,556
Aggregate unrealized (depreciation) of investment securities	(3,010,219)
Net unrealized appreciation of investment securities	$13,897,337

Cost of investments for tax purposes is $79,616,613.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on April 30, 2013, undistributed net investment income (loss) was increased by $617,983, undistributed net realized gain (loss) was decreased by $22 and shares of beneficial interest was decreased by $617,961. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Year ended April 30, 2013(a)		One month ended April 30, 2012		Year ended March 31, 2012
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	104,151	$1,228,065	23,641	$298,639	177,951	$2,069,003
Class B	2,181	23,904	741	8,458	5,235	55,688
Class C	5,966	62,716	266	3,012	24,682	256,576
Class Y	35,593	435,744	2,120	27,670	16,503	201,775

Automatic conversion of Class B shares to Class A shares:
Class A	95,637	1,124,145	12,102	152,399	242,818	2,758,340
Class B	(108,171)	(1,124,145)	(13,629)	(152,399)	(272,363)	(2,758,340)

Reacquired:
Class A	(1,363,725)	(16,118,962)	(85,713)	(1,084,776)	(1,591,354)	(17,879,015)
Class B	(51,972)	(543,100)	(3,187)	(35,886)	(135,477)	(1,375,856)
Class C	(136,674)	(1,429,393)	(9,846)	(109,742)	(174,645)	(1,733,696)
Class Y	(28,062)	(348,175)	(530)	(6,730)	(5,685)	(67,937)
Net increase (decrease) in share activity	(1,445,076)	$(16,689,201)	(74,035)	$(899,355)	(1,712,335)	$(18,473,462)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco Technology Sector Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/13	$12.59	$(0.12	)(d)	$(0.46	)(e)	$(0.58)	$12.01	(4.61	)%(e)	$80,866	1.82	%(f)	1.83	%(f)	(1.00	)%(d)(f)	43%
One month ended 04/30/12	12.97	(0.01)		(0.37)		(0.38)	12.59	(2.93)		99,453	1.71	(g)	1.71	(g)	(1.34	)(g)	4
Year ended 03/31/12	11.70	(0.15)		1.42	(e)	1.27	12.97	10.85	(e)	103,068	1.81		1.82		(1.29)		38
Year ended 03/31/11	10.27	(0.11)		1.54		1.43	11.70	13.92		106,661	1.70		1.70		(1.08)		214
Year ended 03/31/10	7.12	(0.11)		3.26		3.15	10.27	44.24		106,337	1.92	(h)	1.92	(h)	(1.23	)(h)	113
Year ended 03/31/09	10.32	(0.11)		(3.09)		(3.20)	7.12	(31.01)		78,705	2.00	(h)	2.00	(h)	(1.32	)(h)	81
Class B
Year ended 04/30/13	11.18	(0.18	)(d)	(0.42	)(e)	(0.60)	10.58	(5.37	)(e)	2,408	2.57	(f)	2.58	(f)	(1.75	)(d)(f)	43
One month ended 04/30/12	11.52	(0.02)		(0.32)		(0.34)	11.18	(2.95)		4,309	2.46	(g)	2.46	(g)	(2.09	)(g)	4
Year ended 03/31/12	10.47	(0.20)		1.25	(e)	1.05	11.52	10.03	(e)	4,626	2.56		2.57		(2.04)		38
Year ended 03/31/11	9.26	(0.17)		1.38		1.21	10.47	13.07		8,418	2.45		2.45		(1.83)		214
Year ended 03/31/10	6.47	(0.16)		2.95		2.79	9.26	43.12		14,261	2.67	(h)	2.67	(h)	(1.98	)(h)	113
Year ended 03/31/09	9.45	(0.17)		(2.81)		(2.98)	6.47	(31.53)		19,556	2.75	(h)	2.75	(h)	(2.07	)(h)	81
Class C
Year ended 04/30/13	11.18	(0.18	)(d)	(0.42	)(e)	(0.60)	10.58	(5.37	)(e)	7,841	2.57	(f)	2.58	(f)	(1.75	)(d)(f)	43
One month ended 04/30/12	11.52	(0.02)		(0.32)		(0.34)	11.18	(2.95)		9,745	2.46	(g)	2.46	(g)	(2.09	)(g)	4
Year ended 03/31/12	10.46	(0.20)		1.26	(e)	1.06	11.52	10.13	(e)	10,152	2.54		2.55		(2.02)		38
Year ended 03/31/11	9.25	(0.17)		1.38		1.21	10.46	13.08		10,794	2.45		2.45		(1.83)		214
Year ended 03/31/10	6.46	(0.16)		2.95		2.79	9.25	43.19		10,981	2.67	(h)	2.67	(h)	(1.98	)(h)	113
Year ended 03/31/09	9.44	(0.17)		(2.81)		(2.98)	6.46	(31.57)		8,927	2.75	(h)	2.75	(h)	(2.07	)(h)	81
Class Y
Year ended 04/30/13	13.06	(0.09	)(d)	(0.48	)(e)	(0.57)	12.49	(4.36	)(e)	630	1.57	(f)	1.58	(f)	(0.75	)(d)(f)	43
One month ended 04/30/12	13.45	(0.01)		(0.38)		(0.39)	13.06	(2.90)		560	1.46	(g)	1.46	(g)	(1.09	)(g)	4
Year ended 03/31/12	12.10	(0.12)		1.47	(e)	1.35	13.45	11.16	(e)	555	1.56		1.57		(1.04)		38
Year ended 03/31/11	10.59	(0.09)		1.60		1.51	12.10	14.26		369	1.45		1.45		(0.83)		214
Year ended 03/31/10	7.33	(0.09)		3.35		3.26	10.59	44.47		312	1.67	(h)	1.67	(h)	(0.98	)(h)	113
Year ended 03/31/09	10.60	(0.09)		(3.18)		(3.27)	7.33	(30.85)		218	1.75	(h)	1.75	(h)	(1.07	)(h)	81

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.15) and (1.30)%, $(0.21) and (2.05)%, $(0.21) and (2.05)% and $(0.13) and (1.05)%, for Class A, Class B, Class C and Class Y shares, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains (losses) on securities (both realized and unrealized) per share for the year ended April 30, 2013 would have been $(0.55), $(0.51), $(0.51) and $(0.57) for Class A, Class B, Class C and Class Y shares, respectively and total returns would have been lower. Net gains (losses) on securities (both realized and unrealized) per share for the year ended March 31, 2012 would have been $1.29, $1.12, $1.13 and $1.34 for Class A, Class B, Class C and Class Y shares, respectively and total returns would have been lower.
(f)	Ratios and based on average daily net assets (000’s omitted) of $86,810, $3,162, $8,447 and $643 for Class A, Class B, Class C and Class Y shares, respectively.
(g)	Annualized.
(h)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios was less than 0.005% for the years ended March 31, 2010 and 2009, respectively.

19                         Invesco Technology Sector Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Technology Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Technology Sector Fund (one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for the year ended April 30, 2013, the period ended April 30, 2012 and the year ended March 31, 2012 and the financial highlights for the year ended April 30, 2013, the period ended April 30, 2012 and the years ended
March 31, 2012 and March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated May 26, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

June 27, 2013

Houston, Texas

20                         Invesco Technology Sector Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/13)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,064.70	$9.73	$1,015.37	$9.49	1.90%
B	1,000.00	1,060.20	13.54	1,011.65	13.22	2.65
C3	1,000.00	1,060.20	13.54	1,011.65	13.22	2.65
Y	1,000.00	1,065.80	8.45	1,016.61	8.25	1.65

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2012 through April 30, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
[3]	The annualized expense ratio for Class C shares has been restated to reflect estimated 12b-1 on-going expenses for the current fiscal year. The annualized expense ratio, the actual expenses paid during the period and the hypothetical expenses paid during the period prior to restatement were 2.68%, $13.69 and $13.37, respectively.

21                         Invesco Technology Sector Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Technology Sector Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief, Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco Technology Sector Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Technology Sector Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Technology Sector Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your house-hold, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905 MS-TECH-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2013

Invesco Dividend Income Fund

Effective February 6, 2013, Invesco Utilities Fund was renamed

Invesco Dividend Income Fund.

Nasdaq:

A: IAUTX ■ B: IBUTX ■ C: IUTCX ■ Y: IAUYX ■ Investor: FSTUX ■ R5: FSIUX ■ R6: IFUTX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. For much of the reporting period, US economic data was only mildly positive, and investors closely monitored eurozone governments’ efforts to reduce debt levels, strengthen the banking system and stimulate economic growth. The economic uncertainty of 2012 gave way to greater optimism in the first quarter of 2013, and investors pushed major US equity indexes to multiyear or even all-time highs. Despite these market changes, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments - Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices - We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you - We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

PhilipTaylor

Senior Managing Director, Invesco Ltd.

2                             Invesco Dividend Income Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                             Invesco Dividend Income Fund

Management’s Discussion of Fund Performance

Performance summary

Reflecting a modification to its investment strategy, Invesco Utilities Fund was renamed Invesco Dividend Income Fund on February 6, 2013. The results and commentary for this reporting period include the impact of these changes.

    For the fiscal year ended April 30, 2013, Class A shares of Invesco Dividend Income Fund, at net asset value (NAV), performed essentially in line with the S&P 500 Index, the Fund’s broad market index. The Fund’s Class A shares at NAV lagged the Fund’s style-specific benchmarks, the Dow Jones U.S. Select Dividend Index and the Russell 1000 Value Index; the Fund’s Class A shares at NAV also lagged the former style-specific index used by Invesco Utilities Fund, the S&P 500 Utilities Index. Holdings in the utilities sector included the Fund’s top contributors as well as its top detractors.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/12 to 4/30/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.83%
Class B Shares	15.92
Class C Shares	15.99
Class Y Shares	17.16
Investor Class Shares	16.84
Class R5 Shares	17.32
Class R6 Shares*	17.10
S&P 500 Index‚ (Broad Market Index)	16.89
Dow Jones U.S. Select Dividend Index■ (Style-Specific Index)**	20.15
Russell 1000 Value Index♦ (Style-Specific Index)**	21.80
S&P 500 Utilities Index‚ (Former Style-Specific Index)**	21.08
Lipper Equity Income Funds Index▲ (Peer Group Index)**	18.14
Lipper Utility Funds Index▲ (Former Peer Group Index)**	21.83

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

                  ■Dow Jones via FactSet Research Systems Inc.;

                  ♦Invesco, Russell via FactSet Research Systems Inc.; ▲Lipper Inc.

*	Share class incepted during the reporting period. See page 7 for detailed explanation of Fund performance.
**	During the reporting period, the Fund has elected to use the Dow Jones U.S. Select Dividend Index and the Russell 1000 Value Index as its style-specific indexes, rather than the S&P 500 Utilities Index, because they more closely reflect the performance of the types of securities in which the Fund invests. For the same reason, the Fund elected to use the Lipper Equity Income Funds Index as its peer group index, rather than the Lipper Utility Funds Index.

How we invest

The Fund’s investment strategy was modified during the reporting period. Its new strategy seeks to meet its objective of current income and long-term capital growth. It seeks to achieve its objective by investing in above-market-yielding stocks that can help investors earn income, preserve assets and build capital. We believe that dividend-paying stocks should serve as a conservative foundation of investors’ portfolios, and we seek to enhance the value of dividend investing by identifying above-market-yielding stocks with consistent and defensible dividends.

    Through fundamental research, we measure the strength and sustainability of a company’s dividend by analyzing the free cash flow potential over a two-to-three year targeted holding period. We construct a portfolio we believe provides above-average dividend income and the potential to build capital over the long-term. Portfolio risk is managed utilizing careful stock selection, maintaining exposure to multiple sectors and employing a rigorous buy-and-sell discipline.

    Our sell discipline is dynamic and considers both quantitative and qualitative factors, which include, but are not limited to:

■	A holding’s current share price reaches its target price and/or it becomes overvalued.
■	Deterioration occurs in a company’s capital structure and/or earnings that jeopardizes its dividend.
■	We find a more compelling investment opportunity.

Market conditions and your Fund

US equity markets experienced positive results for the fiscal year ended April 30, 2013. The fiscal year began amid negative investor sentiment given the ongoing economic uncertainty in Europe and China. In early fall, accommodative monetary policy and resilient corporate performance helped equity markets. In the final few months of the reporting period, major market indexes set multiyear or even all-time highs.1

    While the Fund was transitioned to a more diversified strategy toward the end of the reporting period, companies in the utilities sector had the largest impact on performance during the year. Top contributors included American Electric Power and Sempra Energy.

    American Electric Power was the largest contributor to Fund performance during the fiscal year. The company benefited

Portfolio Composition By sector

Utilities	28.1%
Consumer Staples	22.4
Financials	8.3
Health Care	8.2
Industrials	7.2
Telecommunication Services	7.1
Energy	3.7
Information Technology	3.4
Consumer Discretionary	3.0
Materials	2.0
Money Market Funds Plus Other Assets Less Liabilities	6.6

Top 10 Equity Holdings*

1. Pepco Holdings, Inc.	3.6%
2. Johnson & Johnson	3.6
3. Lockheed Martin Corp.	3.6
4. Kraft Foods Group, Inc.	3.5
5. Duke Energy Corp.	3.4
6. Altria Group, Inc.	3.3
7. General Mills, Inc.	3.0
8. AGL Resources Inc.	2.8
9. Campbell Soup Co.	2.8
10. Total S.A.	2.6

Total Net Assets	$399.3 million

Total Number of Holdings*	46

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4                             Invesco Dividend Income Fund

from a more constructive regulatory environment. The company won a large rate case that supported continued investment in regulated operations and transmission projects. Planned environmental spending was reduced as the company found more cost-efficient ways to meet Environmental Protection Agency requirements. The company also increased its quarterly dividend.

    Sempra Energy, a regulated gas and electric utility, was among the largest contributors to Fund performance. The company’s new chief executive officer began successfully implementing a strategy to focus growth away from non-regulated businesses and instead toward more profitable regulated gas businesses. The stock further benefited from expectations that Sempra will build liquefied natural gas export facilities if the US Department of Energy issues additional permits. The company also raised its quarterly dividend.

    Top detractors from Fund performance included Exelon and E.ON.

    Exelon was the largest detractor from Fund performance during the fiscal year. Faced with continued weak power and commodity markets, management undertook a series of initiatives including a reduction in spending for capital investment projects and a reduction in the dividend payout to bolster its balance sheet. The company remained focused on paying down debt and will pursue further rate base growth as it continues to invest in the regulated utility business.

    E.ON, one of the largest utilities in Europe, was also a detractor from Fund performance. The company, a nuclear generator based in Germany, suffered as political leaders initiated plans to permanently close nuclear power plants. Cost cutting and asset disposals did not offset the challenges of sluggish demand, low electricity prices and structural changes in the country’s energy industry. We sold the stock before the close of the reporting period.

    As a result of the Fund’s transition to the more diversified Invesco Dividend Income Fund, it issued a capital gain distribution on February 27, 2013. The Fund’s last quarterly dividend was paid at the end of March and, effective April 30, 2013, the Fund started paying distributions on a monthly basis. At the end of the reporting period, and upon completion of the portfolio transition, the Fund’s largest sector weights were in the utilities and consumer staples sectors, while the smallest weights were in the materials and consumer discretionary sectors.

    Thank you for your investment in Invesco Dividend Income Fund.

1	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Meggan Walsh Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Dividend Income Fund.

She joined Invesco in 1991. Ms. Walsh earned a BS in finance from the University of Maryland and an MBA from Loyola University Maryland.

Robert Botard Chartered Financial Analyst, portfolio manager, is manager of Invesco Dividend Income Fund. He joined

Invesco in 1993. Mr. Botard earned a BBA in finance and a BBA in international business from The University of Texas at Austin. He also earned a Master of International Management degree from the Thunderbird School of Global Management.

5                             Invesco Dividend Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

1	Source: Lipper Inc.
2	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
3	Source: Dow Jones via FactSet Research Systems Inc.
4	Source(s): Invesco, Russell via FactSet Research Systems Inc.

*It is Invesco’s policy to chart the Fund’s oldest share class(es). Because Investor Class shares do not have a sales charge,

  we also show the oldest share class with a sales charge, Class C shares.

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund has elected to use the Dow Jones U.S. Select Dividend Index and the Russell 1000 Value Index as its style-specific indexes, rather than the S&P 500 Utilities Index, because they more closely reflect the performance of the types of securities in which the Fund invests. For the same reason, the Fund elected to use the

Lipper Equity Income Funds Index as its peer group index, rather than the Lipper Utility Funds Index. Because this is the first reporting period since we adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                             Invesco Dividend Income Fund

Average Annual Total Returns
As of 4/30/13, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	7.56%
10 Years	10.46
5 Years	1.96
1 Year	10.38

Class B Shares
Inception (3/28/02)	7.54%
10 Years	10.45
5 Years	2.00
1 Year	10.92

Class C Shares
Inception (2/14/00)	1.67%
10 Years	10.28
5 Years	2.37
1 Year	14.99

Class Y Shares
10 Years	11.25%
5 Years	3.36
1 Year	17.16

Investor Class Shares
Inception (6/2/86)	8.37%
10 Years	11.13
5 Years	3.13
1 Year	16.84

Class R5 Shares
Inception (10/25/05)	7.83%
5 Years	3.63
1 Year	17.32

Class R6 Shares
10 Years	11.15%
5 Years	3.17
1 Year	17.10

Average Annual Total Returns
As of 3/31/13, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (3/28/02)	7.34%
10 Years	10.70
5 Years	2.40
1 Year	9.76

Class B Shares
Inception (3/28/02)	7.32%
10 Years	10.68
5 Years	2.42
1 Year	10.22

Class C Shares
Inception (2/14/00)	1.46%
10 Years	10.49
5 Years	2.79
1 Year	14.23

Class Y Shares
10 Years	11.48%
5 Years	3.78
1 Year	16.43

Investor Class Shares
Inception (6/2/86)	8.28%
10 Years	11.35
5 Years	3.55
1 Year	16.07

Class R5 Shares
Inception (10/25/05)	7.50%
5 Years	4.06
1 Year	16.52

Class R6 Shares
10 Years	11.37%
5 Years	3.59
1 Year	16.28

Investor Class, Class R5 and Class R6 shares was 1.36%, 2.11%, 2.11%, 1.11%, 1.36%, 0.89% and 0.85%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2014. See current prospectus for more information.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit

invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.10%, 1.85%, 1.85%, 0.85%, 1.10%, 0.85% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y,

7                             Invesco Dividend Income Fund

Invesco Dividend Income Fund’s investment objective is current income and long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of April 30, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On Sept. 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Dow Jones U.S. Select Dividend™ Index represents the country’s leading stocks by dividend yield.
■

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The S&P 500 Utilities Index is an unmanaged index considered representative of the utilities market.
■	The Lipper Equity Income Funds Index is an unmanaged index considered representative of equity income funds tracked by Lipper.
■	The Lipper Utility Funds Index is an unmanaged index considered representative of utility funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IAUTX
Class B Shares	IBUTX
Class C Shares	IUTCX
Class Y Shares	IAUYX
Investor Class Shares	FSTUX
Class R5 Shares	FSIUX
Class R6 Shares	IFUTX

8                             Invesco Dividend Income Fund

Schedule of Investments(a)

April 30, 2013

	Shares	Value
Common Stocks–93.42%
Aerospace & Defense–5.07%
General Dynamics Corp.	81,989	$6,063,907
Lockheed Martin Corp.	143,223	14,191,967
		20,255,874

Air Freight & Logistics–1.18%
United Parcel Service, Inc.–Class B	55,082	4,728,239

Asset Management & Custody Banks–2.46%
Federated Investors, Inc.–Class B	428,193	9,831,311

Auto Parts & Equipment–1.00%
Johnson Controls, Inc.	113,501	3,973,670

Drug Retail–1.60%
Walgreen Co.	129,223	6,397,831

Electric Utilities–13.70%
American Electric Power Co., Inc.	87,326	4,491,176
Duke Energy Corp.	180,920	13,605,184
Exelon Corp.	144,267	5,411,455
Pepco Holdings, Inc.	640,380	14,472,588
Pinnacle West Capital Corp.	128,965	7,853,968
Portland General Electric Co.	136,323	4,396,417
Xcel Energy, Inc.	140,985	4,481,913
		54,712,701

Food Distributors–2.54%
Sysco Corp.	291,327	10,155,659

Gas Utilities–2.82%
AGL Resources Inc.	256,441	11,244,938

General Merchandise Stores–2.02%
Target Corp.	114,119	8,052,237

Household Products–3.47%
Kimberly-Clark Corp.	72,994	7,532,251
Procter & Gamble Co. (The)	82,310	6,318,939
		13,851,190

Integrated Oil & Gas–3.67%
Exxon Mobil Corp.	46,735	4,158,948
Total S.A. (France)	207,709	10,494,240
		14,653,188

Integrated Telecommunication Services–7.12%
AT&T Inc.	256,439	9,606,205
CenturyLink Inc.	272,439	10,235,533
Verizon Communications Inc.	159,057	8,574,763
		28,416,501

Life & Health Insurance–1.15%
Prudential Financial, Inc.	76,079	4,596,693

	Shares	Value
Multi-Utilities–11.53%
CMS Energy Corp.	168,165	$5,034,860
Dominion Resources, Inc.	114,728	7,076,423
DTE Energy Co.	83,619	6,094,153
National Grid PLC (United Kingdom)	480,913	6,128,995
Public Service Enterprise Group Inc.	257,093	9,412,175
Sempra Energy	50,884	4,215,739
TECO Energy, Inc.	423,115	8,094,190
		46,056,535

Office Services & Supplies–0.98%
Avery Dennison Corp.	94,526	3,918,103

Packaged Foods & Meats–9.26%
Campbell Soup Co.	241,424	11,204,488
General Mills, Inc.	234,700	11,833,574
Kraft Foods Group, Inc.	270,491	13,927,581
		36,965,643

Paper Packaging–1.99%
Sonoco Products Co.	227,001	7,954,115

Pharmaceuticals–8.22%
Eli Lilly & Co.	165,371	9,158,246
Johnson & Johnson	166,914	14,226,080
Merck & Co., Inc.	201,056	9,449,632
		32,833,958

Property & Casualty Insurance–1.18%
Travelers Cos., Inc. (The)	55,035	4,700,539

Regional Banks–3.56%
Cullen/Frost Bankers, Inc.	121,991	7,369,476
M&T Bank Corp.	68,170	6,830,634
		14,200,110

Semiconductors–3.40%
Linear Technology Corp.	167,407	6,110,355
Microchip Technology Inc.	205,037	7,467,448
		13,577,803

Tobacco–5.50%
Altria Group, Inc.	364,593	13,311,290
Philip Morris International Inc.	90,698	8,669,822
		21,981,112
Total Common Stocks (Cost $316,319,653)		373,057,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Dividend Income Fund

	Shares	Value
Money Market Funds–7.12%
Liquid Assets Portfolio–Institutional Class(b)	14,206,316	$14,206,316
Premier Portfolio–Institutional Class(b)	14,206,317	14,206,317
Total Money Market Funds (Cost $28,412,633)		28,412,633
TOTAL INVESTMENTS–100.54% (Cost $344,732,286)		401,470,583
OTHER ASSETS LESS LIABILITIES–(0.54)%		(2,149,810)
NET ASSETS–100.00%		$399,320,773

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Dividend Income Fund

Statement of Assets and Liabilities

April 30, 2013

Assets:
Investments, at value (Cost $316,319,653)	$373,057,950
Investments in affiliated money market funds, at value and cost	28,412,633
Total investments, at value (Cost $344,732,286)	401,470,583
Foreign currencies, at value (Cost $6,577)	6,967
Receivable for:
Fund shares sold	857,409
Dividends	469,356
Investment for trustee deferred compensation and retirement plans	70,029
Other assets	44,034
Total assets	402,918,378

Liabilities:
Payable for:
Investments purchased	2,507,123
Fund shares reacquired	559,524
Foreign currency contracts outstanding	62,411
Accrued fees to affiliates	275,910
Accrued trustees’ and officers’ fees and benefits	2,149
Accrued other operating expenses	62,003
Trustee deferred compensation and retirement plans	128,485
Total liabilities	3,597,605
Net assets applicable to shares outstanding	$399,320,773

Net assets consist of:
Shares of beneficial interest	$336,820,732
Undistributed net investment income	838,313
Undistributed net realized gain	4,991,770
Unrealized appreciation	56,669,958
$399,320,773

Net Assets:
Class A	$262,331,654
Class B	$15,099,020
Class C	$27,793,335
Class Y	$5,145,770
Investor Class	$67,129,531
Class R5	$680,487
Class R6	$21,140,976

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	14,556,669
Class B	835,441
Class C	1,524,114
Class Y	283,086
Investor Class	3,692,553
Class R5	37,739
Class R6	1,171,984
Class A:
Net asset value per share	$18.02
Maximum offering price per share
(Net asset value of $18.02 ÷ 94.50%)	$19.07
Class B:
Net asset value and offering price per share	$18.07
Class C:
Net asset value and offering price per share	$18.24
Class Y:
Net asset value and offering price per share	$18.18
Investor Class:
Net asset value and offering price per share	$18.18
Class R5:
Net asset value and offering price per share	$18.03
Class R6:
Net asset value and offering price per share	$18.04

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Dividend Income Fund

Statement of Operations

For the year ended April 30, 2013

Investment income:
Dividends (net of foreign withholding taxes of $80,159)	$15,188,808
Dividends from affiliated money market funds	21,558
Total investment income	15,210,366

Expenses:
Advisory fees	2,744,058
Administrative services fees	116,891
Custodian fees	21,506
Distribution fees:
Class A	611,747
Class B	169,101
Class C	268,382
Investor Class	160,491
Transfer agent fees — A, B, C, Y and Investor	822,013
Transfer agent fees — R5	761
Transfer agent fees — R6	93
Trustees’ and officers’ fees and benefits	35,042
Other	241,502
Total expenses	5,191,587
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(270,756)
Net expenses	4,920,831
Net investment income	10,289,535

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	40,698,876
Foreign currencies	111,461
Foreign currency contracts	169,466
40,979,803
Change in net unrealized appreciation (depreciation) of:
Investment securities	5,495,084
Foreign currencies	(2,214)
Foreign currency contracts	(62,411)
5,430,459
Net realized and unrealized gain	46,410,262
Net increase in net assets resulting from operations	$56,699,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Dividend Income Fund

Statement of Changes in Net Assets

For the years ended April 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$10,289,535	$9,103,618
Net realized gain	40,979,803	8,133,321
Change in net unrealized appreciation	5,430,459	6,152,658
Net increase in net assets resulting from operations	56,699,797	23,389,597

Distributions to shareholders from net investment income:
Class A	(7,323,571)	(5,891,069)
Class B	(363,781)	(359,269)
Class C	(583,225)	(434,326)
Class Y	(190,042)	(90,371)
Investor Class	(1,913,528)	(1,763,095)
Class R5	(154,290)	(234,908)
Class R6	(183,969)	—
Total distributions from net investment income	(10,712,406)	(8,773,038)

Distributions to shareholders from net realized gains:
Class A	(14,828,315)	—
Class B	(957,458)	—
Class C	(1,515,413)	—
Class Y	(301,604)	—
Investor Class	(3,755,312)	—
Class R5	(44,675)	—
Class R6	(602,241)	—
Total distributions from net realized gains	(22,005,018)	—

Share transactions–net:
Class A	5,174,782	99,559,351
Class B	(4,584,230)	4,250,140
Class C	(460,100)	12,055,371
Class Y	(854,033)	4,054,666
Investor Class	426,966	(701,118)
Class R5	(8,332,612)	505,107
Class R6	20,713,129	—
Net increase in net assets resulting from share transactions	12,083,902	119,723,517
Net increase in net assets	36,066,275	134,340,076

Net assets:
Beginning of year	363,254,498	228,914,422
End of year (includes undistributed net investment income of $838,313 and $1,108,112, respectively)	$399,320,773	$363,254,498
Notes to Financial Statements

April 30, 2013

NOTE 1—Significant Accounting Policies

Invesco Dividend Income Fund, formerly Invesco Utilities Fund (the “Fund”), is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and

13                         Invesco Dividend Income Fund

under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14                         Invesco Dividend Income Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Effective April 1, 2013, distributions from income, if any, are declared and paid monthly. Prior to April 1, 2013, distributions from income, if any, were declared and paid quarterly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                         Invesco Dividend Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective February 6, 2013, the Adviser has contractually agreed, through at least February 28, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.10%, 1.85%, 1.85%, 0.85% , 1.10%, 0.85% and 0.85%, respectively, of average daily net assets. Prior to February 6, 2013, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.32%, 2.07%, 2.07%, 1.07% , 1.32%, 1.07% and 1.07%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2014.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2013, the Adviser waived advisory fees $23,842 and reimbursed class level expenses of $166,781, $11,525, $18,292, $3,999, $43,753 and $39 of Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended April 30, 2013, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2013, IDI advised the Fund that IDI retained $62,415 in front-end sales commissions from the sale of Class A shares and $219, $16,306 and $2,088 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods

16                         Invesco Dividend Income Fund

giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$384,847,348	$16,623,235	$—	$401,470,583

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Foreign currency contracts (a)	$—	$(62,411)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended April 30, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Foreign Currency Contracts*
Realized Gain
Currency risk	$169,466
Change in Unrealized Appreciation (Depreciation)
Currency risk	(62,411)
Total	$107,055

*	The average notional value of foreign currency contracts during the period was $4,877,426.

Open Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/24/13	State Street	EUR	3,577,473	USD	4,650,000	$4,712,411	$(62,411)

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,525.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in

17                         Invesco Dividend Income Fund

which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2013 and 2012:

	2013	2012
Ordinary income	$10,712,547	$8,773,038
Long-term capital gain	22,004,877	—
Total distributions	$32,717,424	$8,773,038

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$955,888
Undistributed long-term gain	4,932,212
Net unrealized appreciation — investments	56,735,445
Net unrealized appreciation (depreciation) — other investments	(5,929)
Temporary book/tax differences	(117,575)
Shares of beneficial interest	336,820,732
Total net assets	$399,320,773

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $13,435,553 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of April 30, 2013.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2013 was $232,730,662 and $257,279,100, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$58,011,832
Aggregate unrealized (depreciation) of investment securities	(1,276,387)
Net unrealized appreciation of investment securities	$56,735,445

Cost of investments for tax purposes is $344,735,138.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on April 30, 2013, undistributed net investment income was increased by $153,072, undistributed net realized gain was decreased by $123,073 and shares of beneficial interest was decreased by $29,999. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Dividend Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	1,897,891	$33,071,615	3,541,640	$57,590,835
Class B	42,841	744,442	207,178	3,398,880
Class C	412,236	7,207,142	620,880	10,216,335
Class Y	344,217	6,070,802	357,217	5,912,838
Investor Class	506,211	8,923,571	2,852,701	46,829,171
Class R5	42,665	744,315	101,093	1,649,716
Class R6(b)	1,140,531	20,188,345	—	—

Issued as reinvestment of dividends:
Class A	1,185,890	20,145,501	329,993	5,364,850
Class B	71,975	1,223,836	20,542	334,541
Class C	110,209	1,890,089	23,778	391,063
Class Y	24,046	412,641	4,951	81,618
Investor Class	311,372	5,336,153	102,174	1,671,736
Class R5	11,325	194,719	14,311	232,691
Class R6	46,360	786,210	—	—

Issued in connection with acquisitions:(c)
Class A	—	—	5,771,955	95,030,805
Class B	—	—	548,086	9,040,291
Class C	—	—	512,232	8,517,635
Class Y	—	—	18,025	299,246

Automatic conversion of Class B shares to Class A shares:
Class A	174,895	3,029,061	239,345	3,926,627
Class B	(174,469)	(3,029,061)	(238,955)	(3,926,627)

Reacquired:
Class A	(2,943,961)	(51,071,395)	(3,821,648)	(62,353,766)
Class B	(202,356)	(3,523,447)	(282,113)	(4,596,945)
Class C	(547,916)	(9,557,331)	(428,603)	(7,069,662)
Class Y	(414,502)	(7,337,476)	(136,238)	(2,239,036)
Investor Class	(798,837)	(13,832,758)	(2,969,799)	(49,202,025)
Class R5	(529,235)	(9,271,646)	(85,361)	(1,377,300)
Class R6	(14,907)	(261,426)	—	—
Net increase in share activity	696,481	$12,083,902	7,303,384	$119,723,517

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 17% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Also, 5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	Commencement date of September 24, 2012.
(c)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Van Kampen Utility Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax free exchange of 6,850,298 shares of the Fund for 5,962,860 shares outstanding of the Target Fund as of the close of business on May 20, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund as of the close of business on May 20, 2011. The Target Fund’s net assets at that date of $112,887,977 including $13,509,797 of unrealized appreciation were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $254,710,579 and $367,598,556 subsequent to the acquisition.
The pro forma results of operations for the year ended April 30, 2012 assuming the reorganization had been completed on May 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$9,513,581
Net realized/unrealized gains	16,390,552
Change in net assets resulting from operations	$25,904,133
The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 23, 2011.

19                         Invesco Dividend Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 04/30/13	$16.93	$0.50	$2.21		$2.71	$(0.52)	$(1.10)	$(1.62)	$18.02	16.83%		$262,332	1.26	%(d)	1.34	%(d)	2.87	%(d)	66%
Year ended 04/30/12	16.18	0.43	0.73		1.16	(0.41)	—	(0.41)	16.93	7.31		241,103	1.32		1.37		2.66		14
Year ended 04/30/11	14.28	0.40	1.87		2.27	(0.37)	—	(0.37)	16.18	16.24		132,403	1.45		1.46		2.75		17
One month ended 04/30/10	14.00	0.01	0.27		0.28	—	—	—	14.28	2.00		130,406	1.49	(e)	1.50	(e)	0.53	(e)	0
Year ended 03/31/10	11.57	0.34	2.43		2.77	(0.34)	—	(0.34)	14.00	24.06		129,685	1.53		1.54		2.58		14
Year ended 03/31/09	17.89	0.35	(6.29	)(f)	(5.94)	(0.38)	—	(0.38)	11.57	(33.56	)(f)	118,328	1.48		1.50		2.26		5
Class B
Year ended 04/30/13	16.97	0.37	2.21		2.58	(0.38)	(1.10)	(1.48)	18.07	15.92		15,099	2.01	(d)	2.09	(d)	2.12	(d)	66
Year ended 04/30/12	16.22	0.31	0.73		1.04	(0.29)	—	(0.29)	16.97	6.50		18,620	2.07		2.12		1.91		14
Year ended 04/30/11	14.31	0.29	1.88		2.17	(0.26)	—	(0.26)	16.22	15.42		13,669	2.20		2.21		2.00		17
One month ended 04/30/10	14.04	(0.00)	0.27		0.27	—	—	—	14.31	1.92		15,680	2.24	(e)	2.25	(e)	(0.22	)(e)	0
Year ended 03/31/10	11.60	0.24	2.44		2.68	(0.24)	—	(0.24)	14.04	23.19		15,828	2.28		2.29		1.83		14
Year ended 03/31/09	17.95	0.24	(6.32	)(f)	(6.08)	(0.27)	—	(0.27)	11.60	(34.12	)(f)	18,254	2.23		2.25		1.51		5
Class C
Year ended 04/30/13	17.11	0.37	2.24		2.61	(0.38)	(1.10)	(1.48)	18.24	15.99		27,793	2.01	(d)	2.09	(d)	2.12	(d)	66
Year ended 04/30/12	16.36	0.31	0.73		1.04	(0.29)	—	(0.29)	17.11	6.46		26,511	2.07		2.12		1.91		14
Year ended 04/30/11	14.43	0.30	1.90		2.20	(0.27)	—	(0.27)	16.36	15.45		13,433	2.20		2.21		2.00		17
One month ended 04/30/10	14.15	(0.00)	0.28		0.28	—	—	—	14.43	1.98		12,457	2.24	(e)	2.25	(e)	(0.22	)(e)	0
Year ended 03/31/10	11.70	0.25	2.45		2.70	(0.25)	—	(0.25)	14.15	23.09		12,723	2.28		2.29		1.83		14
Year ended 03/31/09	18.09	0.24	(6.36	)(f)	(6.12)	(0.27)	—	(0.27)	11.70	(34.06	)(f)	11,817	2.23		2.25		1.51		5
Class Y
Year ended 04/30/13	17.07	0.54	2.24		2.78	(0.57)	(1.10)	(1.67)	18.18	17.16		5,146	1.01	(d)	1.09	(d)	3.12	(d)	66
Year ended 04/30/12	16.32	0.48	0.73		1.21	(0.46)	—	(0.46)	17.07	7.54		5,622	1.07		1.12		2.91		14
Year ended 04/30/11	14.40	0.44	1.89		2.33	(0.41)	—	(0.41)	16.32	16.56		1,393	1.20		1.21		3.00		17
One month ended 04/30/10	14.11	0.01	0.28		0.29	—	—	—	14.40	2.06		1,057	1.24	(e)	1.25	(e)	0.78	(e)	0
Year ended 03/31/10	11.67	0.39	2.43		2.82	(0.38)	—	(0.38)	14.11	24.26		1,038	1.28		1.29		2.83		14
Year ended 03/31/09(g)	14.51	0.15	(2.77	)(f)	(2.62)	(0.22)	—	(0.22)	11.67	(18.13	)(f)	300	1.46	(e)	1.47	(e)	2.28	(e)	5
Investor Class
Year ended 04/30/13	17.07	0.50	2.23		2.73	(0.52)	(1.10)	(1.62)	18.18	16.84		67,130	1.26	(d)	1.34	(d)	2.87	(d)	66
Year ended 04/30/12	16.32	0.44	0.73		1.17	(0.42)	—	(0.42)	17.07	7.28		62,707	1.32		1.37		2.66		14
Year ended 04/30/11	14.40	0.41	1.89		2.30	(0.38)	—	(0.38)	16.32	16.27		60,196	1.45		1.46		2.75		17
One month ended 04/30/10	14.11	0.01	0.28		0.29	—	—	—	14.40	2.06		59,707	1.49	(e)	1.50	(e)	0.53	(e)	0
Year ended 03/31/10	11.67	0.35	2.44		2.79	(0.35)	—	(0.35)	14.11	23.96		59,381	1.53		1.54		2.58		14
Year ended 03/31/09	18.04	0.35	(6.34	)(f)	(5.99)	(0.38)	—	(0.38)	11.67	(33.54	)(f)	53,227	1.48		1.50		2.26		5
Class R5
Year ended 04/30/13	16.94	0.56	2.22		2.78	(0.59)	(1.10)	(1.69)	18.03	17.32		680	0.87	(d)	0.88	(d)	3.26	(d)	66
Year ended 04/30/12	16.19	0.51	0.72		1.23	(0.48)	—	(0.48)	16.94	7.77		8,692	0.85		0.86		3.13		14
Year ended 04/30/11	14.28	0.48	1.88		2.36	(0.45)	—	(0.45)	16.19	16.94		7,820	0.93		0.94		3.27		17
One month ended 04/30/10	14.00	0.01	0.27		0.28	—	—	—	14.28	2.00		10,034	0.98	(e)	0.99	(e)	1.04	(e)	0
Year ended 03/31/10	11.57	0.42	2.43		2.85	(0.42)	—	(0.42)	14.00	24.75		9,934	0.97		0.98		3.14		14
Year ended 03/31/09	17.89	0.42	(6.29	)(f)	(5.87)	(0.45)	—	(0.45)	11.57	(33.24	)(f)	9,228	1.00		1.01		2.74		5
Class R6
Year ended 04/30/13(g)	17.55	0.34	1.58		1.92	(0.33)	(1.10)	(1.43)	18.04	11.58		21,141	0.89	(d)(e)	0.89	(d)(e)	3.24	(d)(e)	66

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $95,656,625 and sold of $8,278,596 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Utility Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $244,699, $16,910, $26,838, $5,867, $64,196, $4,089 and $9,527 for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains (losses) on securities (both realized and unrealized) per share would have been $(6.39), $(6.42), $(6.46), $(2.83), $(6.44) and $(6.39) for Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares respectively and total returns would have been lower.
(g)	Commencement date of October 3, 2008 for Class Y shares and September 24, 2012 for Class R6 shares.

20                         Invesco Dividend Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Dividend Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Dividend Income Fund (formerly known as Invesco Utilities Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

June 27, 2013

Houston, Texas

21                         Invesco Dividend Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/13)[1]	Expenses Paid During Period[2,3]	Ending Account Value (04/30/13)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,101.60	$6.31	$1,018.79	$6.06	1.21%
B	1,000.00	1,097.20	10.19	1,015.08	9.79	1.96
C	1,000.00	1,098.30	10.20	1,015.08	9.79	1.96
Y	1,000.00	1,103.10	5.01	1,020.03	4.81	0.96
Investor	1,000.00	1,102.10	6.31	1,018.79	6.06	1.21
R5	1,000.00	1,103.80	4.59	1,020.43	4.41	0.88
R6	1,000.00	1,103.90	4.38	1,020.63	4.21	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2012 through April 30, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. Effective February 6, 2013, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.10%, 1.85%, 1.85%, 0.85%, 1.10%, 0.85% and 0.85% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.10%, 1.85%, 1.85%, 0.85%, 1.10%, 0.85% and 0.84% for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.73, $9.62, $9.62, $4.43, $5.73, $4.43 and $4.38 for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $5.51, $9.25, $9.25, $4.26, $5.51, $4.26 and $4.21 for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

22                         Invesco Dividend Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$22,004,877
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Dividend Income Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Dividend Income Fund was held on February 1, 2013. The Meeting was held for the following purpose:

(1)	Elimination of the Fund’s fundamental investment restriction.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1)	Elimination of the Fund’s fundamental investment restriction	8,913,221	1,126,277	421,911	0

24                         Invesco Dividend Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Dividend Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief, Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco Dividend Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Dividend Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Dividend Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s

Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905 I-DIVI-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	April 30, 2013
Invesco American Value Fund Nasdaq: A: MSAVX ¢ B: MGAVX ¢ C: MSVCX ¢ R: MSARX ¢ Y: MSAIX ¢ R5: MSAJX ¢ R6: MSAFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    The reporting period covered by this report was challenging. For much of the reporting period, US economic data was only mildly positive, and investors closely monitored eurozone governments’ efforts to reduce debt levels, strengthen the banking system and stimulate economic growth. The economic uncertainty of 2012 gave way to greater optimism in the first quarter of 2013, and investors pushed major US equity indexes to multiyear or even all-time highs. Despite these market changes, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

    Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco American Value Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

    No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

    Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco

Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

    To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

    You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

    In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

    Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco American Value Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2013, Invesco American Value Fund under-performed the Russell Midcap Value Index, the Fund’s style-specific benchmark. As a result of a bottom-up stock selection process, we expect the Fund’s performance to deviate from the benchmark over certain periods. While stock selection detracted from Fund performance for the fiscal year, we remain confident in and committed to our investment philosophy and process. As the market rallied significantly during the last few months of the reporting period, our focus on valuation led us to eliminate a few positions and take some profits in others. This, in turn, led to an above average cash position in the Fund, which also negatively affected performance relative to the style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/12 to 4/30/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.35%
Class B Shares	16.33
Class C Shares	15.52
Class R Shares	16.08
Class Y Shares	16.65
Class R5 Shares	16.74
Class R6 Shares*	16.62
S&P 500 Index‚ (Broad Market Index)	16.89
Russell Midcap Value Index■ (Style-Specific Index)	23.66
Lipper Mid-Cap Value Funds Index¿ (Peer Group Index)	20.68

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

                  ■Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

*	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price appreciation for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential, and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Typical examples of catalysts include improved operational efficiency, changing industry dynamics and a change in management. We initially identify potential investments through a series of quantitative screens that look at valuation and rate of return metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and an assessment of its stability. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for a potential investment. Finally, we set price targets for each of the Fund’s holdings by applying historical and/or peer group valuation multiples to our estimate of normalized earnings.

    In short, our goal is to capitalize on perceived market skepticism toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

    We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified, and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated an economic slowdown in the US, where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

    In early fall, as the European Central Bank implemented new measures to support member economies and the US Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013. However, for the first time in years, markets appeared willing to look past headline events. US equity markets were generally strong in the final few months of the reporting period, with

Portfolio Composition
By sector

Financials	21.7%
Industrials	12.6
Consumer Discretionary	12.0
Information Technology	11.6
Health Care	9.8
Materials	7.9
Consumer Staples	5.4
Utilities	5.2
Energy	4.6
Telecommunication Services	2.7
Money Market Funds Plus Other Assets Less Liabilities	6.5

Top 10 Equity Holdings*

1. Sealed Air Corp.	3.2%
2. Snap-on Inc.	3.2
3. Fidelity National Information Services, Inc.	3.1
4. ConAgra Foods, Inc.	3.1
5. Newell Rubbermaid Inc.	3.0
6. ACE Ltd.	3.0
7. Edison International	2.9
8. Marsh & McLennan Cos., Inc.	2.7
9. tw telecom inc.	2.7
10. Zebra Technologies Corp.-Class A	2.6

Total Net Assets	$1.4 billion

Total Number of Holdings*	48

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco American Value Fund

major market indexes setting multiyear or even all-time highs.1

    All sectors of the Russell Midcap Value Index except for the materials sector posted double-digit positive returns for the reporting period. The health care sector made a significant contribution to absolute and relative Fund performance due to stock selection and an overweight position. Brookdale Senior Living and HealthSouth made positive contributions to Fund performance. Brookdale’s stock price appreciated as the operator of assisted living facilities was able to improve occupancy and cash flow at its facilities. HealthSouth has done a tremendous job gaining market share in the rehabilitation market, improving margins, generating free cash flow and buying back stock.

    The materials sector made a positive contribution to absolute and relative performance due to effective stock selection. W. R. Grace, a chemical supplier for refineries, was a top performer due to positive earnings revisions. Sealed Air contributed to performance as the Fund increased its investment in this company when the share price fell to a very attractive level in August 2012.

    Strong stock selection within the consumer discretionary sector was another large contributor to relative Fund performance. Newell Rubbermaid and Mohawk Industries were the two largest contributors in this sector. The companies delivered improved financial results. Newell showed good execution under new executive leadership, while Mohawk benefited from gradual improvement in the housing industry. We sold our position in Mohawk as it met our fair value estimate during the reporting period.

    Within the financials sector, the Fund generated a positive absolute return and owned several stocks that appreciated nicely. However, an underweight position, as well as a more defensive posture, meaningfully hurt relative Fund performance. The Fund was underweight real estate investment trusts (REITs), while the Russell Midcap Value Index had significant exposure to this area. It has been difficult to find REITs that are under-earning and undervalued. Performance was also hurt by investments in regional banks, such as Wintrust Financial and BB&T, which are being pressured by low interest rates.

    In the information technology (IT) sector, the Fund generated a positive absolute return, but poor stock selection hurt relative Fund performance. Fidelity National Information Services and Zebra Technologies both appreciated markedly over the fiscal year. These positive performers, however, were offset by negative returns from Diebold and Juniper Networks. Juniper Networks’ stock price fell as investors grew increasingly concerned about competitive challenges.

    In the energy sector, poor stock selection and an underweight position hurt relative Fund performance. Positive contributions from Murphy Oil (no longer held at the end of the reporting period) and Williams Companies were offset by negative performance from Newfield Exploration, which has struggled to meet production targets.

    In the consumer staples sector, the Fund had several successful investments. ConAgra Foods was up markedly during the reporting period as the company continued to improve its margins and diversified into an attractive market area with an acquisition. Avon was a drag on Fund performance as the company continued to struggle to grow its revenue and improve its margins. We are optimistic that a new management team will be able to address these challenges.

    A material underweight position in the utilities sector hurt relative Fund performance as utilities posted strong returns for the reporting period. It has been difficult to find utilities stocks that are attractively valued in our estimation.

    Equity markets experienced continued volatility during the fiscal year. Toward the end of the reporting period, we increased our exposure in the industrials, financials and health care sectors by initiating positions in Foster Wheeler, Stifel Financial, Health Care REIT, Universal Health Services and Carefusion. We trimmed select positions in the telecommunication services and IT sectors based on valuations, and we eliminated positions in Charles Schwab and WPX Energy.

    We are focused on bottom-up stock selection. The Fund’s allocation to cash was a result of our sensitivity to valuation and perceived remaining stock price upside. This discipline becomes more crucial in a rapidly rising market in an attempt to protect investor returns through an entire cycle. Harvesting well-performing holdings with limited upside potential created a higher cash position for the Fund during the reporting period and detracted from relative performance.

    We are committed to working to achieve positive returns for the Fund’s shareholders through an entire market cycle. Thank you for your continued investment in Invesco American Value Fund.

1	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Copper Chartered Financial Analyst, portfolio manager, is co-lead manager of Invesco American Value

Fund. He joined Invesco in 2010. Mr. Copper earned a BA in economics and political science from Tulane University and an MBA from Baylor University.

John Mazanec Portfolio manager, is co-lead manager of Invesco American Value Fund. He joined Invesco in

2010. Mr. Mazanec earned a BS from DePauw University and an MBA from Harvard University.

Sergio Marchelli Portfolio manager, is manager of Invesco American Value Fund. He joined Invesco in 2010.

Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

5                Invesco American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco American Value Fund

Average Annual Total Returns
As of 4/30/13, including maximum applicable sales charges

Class A Shares
Inception (10/18/93)	9.33%
10 Years	11.00
5 Years	5.64
1 Year	9.94

Class B Shares
Inception (8/1/95)	9.28%
10 Years	11.30
5 Years	6.43
1 Year	11.33

Class C Shares
Inception (10/18/93)	8.86%
10 Years	10.81
5 Years	6.05
1 Year	14.52

Class R Shares
Inception (3/20/07)	5.40%
5 Years	6.57
1 Year	16.08

Class Y Shares
Inception (2/7/06)	7.67%
5 Years	7.10
1 Year	16.65

Class R5 Shares
10 Years	11.76%
5 Years	7.09
1 Year	16.74

Class R6 Shares
10 Years	11.66%
5 Years	6.89
1 Year	16.62

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen American Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen American Value Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen American Value Fund (renamed Invesco American Value Fund). Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class

Average Annual Total Returns
As of 3/31/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/18/93)	9.38%
10 Years	11.88
5 Years	6.70
1 Year	11.30

Class B Shares
Inception (8/1/95)	9.33%
10 Years	12.17
5 Years	7.53
1 Year	12.74

Class C Shares
Inception (10/18/93)	8.91%
10 Years	11.68
5 Years	7.14
1 Year	15.89

Class R Shares
Inception (3/20/07)	5.50%
5 Years	7.65
1 Year	17.47

Class Y Shares
Inception (2/7/06)	7.77%
5 Years	8.19
1 Year	18.04

Class R5 Shares
10 Years	12.65%
5 Years	8.18
1 Year	18.20

Class R6 Shares
10 Years	12.54%
5 Years	7.96
1 Year	18.03

A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.32%, 1.32%, 2.04%, 1.57%, 1.07%, 0.88% and 0.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco American Value Fund

Invesco American Value Fund’s investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

■	Unless otherwise stated, information presented in this report is as of April 30, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Investing in value stocks risk. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks can continue to be undervalued for long periods of time and may not ever realize their full value.
■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
■	Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Equity-linked securities risk. Investments in equity-linked securities may subject the Fund to risks if the underlying equity security, reference rate of index underperforms or if the issuer defaults on the payment of the dividend or the common stock at maturity. Additionally, the trading market for particular equity-linked securities may be less liquid, making it difficult for the
Fund to dispose of a particular security and to obtain market quotations for valuing the Fund’s portfolio.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.
■	Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

continued on page 6

Fund Nasdaq Symbols

Class A Shares	MSAVX
Class B Shares	MGAVX
Class C Shares	MSVCX
Class R Shares	MSARX
Class Y Shares	MSAIX
Class R5 Shares	MSAJX
Class R6 Shares	MSAFX

8                Invesco American Value Fund

Schedule of Investments(a)

April 30, 2013

	Shares	Value
Common Stocks & Other Equity Interests–90.55%
Alternative Carriers–2.67%
tw telecom inc.(b)	1,374,678	$37,226,280

Apparel Retail–3.52%
Ascena Retail Group, Inc.(b)	1,477,415	27,332,178
Express, Inc.(b)	1,192,725	21,719,522
		49,051,700

Asset Management & Custody Banks–2.26%
Northern Trust Corp.	583,736	31,475,045

Auto Parts & Equipment–1.33%
Johnson Controls, Inc.	531,728	18,615,797

Automotive Retail–2.16%
Advance Auto Parts, Inc.	358,723	30,089,686

Communications Equipment–0.87%
Juniper Networks, Inc.(b)	730,704	12,093,151

Computer Hardware–1.96%
Diebold, Inc.	935,134	27,390,075

Construction & Engineering–2.04%
Foster Wheeler AG (Switzerland)(b)	1,346,588	28,413,007

Data Processing & Outsourced Services–3.10%
Fidelity National Information Services, Inc.	1,028,064	43,230,091

Diversified Banks–2.28%
Comerica Inc.	877,761	31,818,836

Electric Utilities–2.86%
Edison International	741,162	39,874,516

Electronic Manufacturing Services–2.12%
Flextronics International Ltd. (Singapore)(b)	4,135,160	29,566,394

Food Distributors–1.15%
Sysco Corp.	461,965	16,104,100

Health Care Equipment–1.52%
CareFusion Corp.(b)	635,501	21,251,153

Health Care Facilities–5.41%
Brookdale Senior Living Inc.(b)	971,364	25,051,478
HealthSouth Corp.(b)	1,303,021	35,833,078
Universal Health Services, Inc.–Class B	218,758	14,567,095
		75,451,651

Heavy Electrical Equipment–2.15%
Babcock & Wilcox Co. (The)	1,104,602	30,045,174

Housewares & Specialties–3.04%
Newell Rubbermaid Inc.	1,607,726	42,347,503

	Shares	Value
Industrial Machinery–5.18%
Ingersoll-Rand PLC	515,478	$27,732,716
Snap-on Inc.	516,238	44,499,716
		72,232,432

Insurance Brokers–4.60%
Marsh & McLennan Cos., Inc.	1,006,497	38,256,951
Willis Group Holdings PLC	654,496	25,970,401
		64,227,352

Investment Banking & Brokerage–1.69%
Stifel Financial Corp.(b)	731,381	23,565,096

Life Sciences Tools & Services–0.87%
PerkinElmer, Inc.	397,589	12,186,103

Multi-Utilities–2.36%
CenterPoint Energy, Inc.	1,333,165	32,902,512

Office Electronics–2.60%
Zebra Technologies Corp.–Class A(b)	777,710	36,280,172

Oil & Gas Drilling–0.69%
Noble Corp.	258,294	9,686,025

Oil & Gas Exploration & Production–1.79%
Newfield Exploration Co.(b)	1,146,989	24,992,890

Oil & Gas Storage & Transportation–2.14%
Williams Cos., Inc. (The)	782,470	29,835,581

Packaged Foods & Meats–3.09%
ConAgra Foods, Inc.	1,219,071	43,118,541

Paper Packaging–5.29%
Sealed Air Corp.	2,022,183	44,730,688
Sonoco Products Co.	830,704	29,107,868
		73,838,556

Personal Products–1.19%
Avon Products, Inc.	716,920	16,603,867

Property & Casualty Insurance–2.95%
ACE Ltd.	461,620	41,148,807

Real Estate Operating Companies–0.83%
Forest City Enterprises, Inc.–Class A(b)	621,762	11,608,297

Regional Banks–4.22%
BB&T Corp.	1,014,522	31,216,842
Wintrust Financial Corp.	773,078	27,722,577
		58,939,419

Retail REIT’s–1.88%
Weingarten Realty Investors	770,405	26,247,698

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco American Value Fund

	Shares	Value
Specialty Chemicals–2.56%
W.R. Grace & Co.(b)	464,045	$35,782,510

Specialty Stores–1.96%
Staples, Inc.	2,069,095	27,394,818

Systems Software–0.97%
BMC Software, Inc.(b)	298,657	13,582,920

Trucking–3.25%
Swift Transportation Co.(b)	1,512,755	21,208,825
Werner Enterprises, Inc.	1,050,672	24,123,429
		45,332,254
Total Common Stocks & Other Equity Interests (Cost $1,048,055,373)		1,263,550,009

Preferred Stocks–1.96%
Health Care Facilities–0.95%
HealthSouth Corp., Series A, $65.00 Conv. Pfd.	11,011	13,298,535

Specialized REIT’s–1.01%
Health Care REIT, Inc., Series I, $3.25 Conv. Pfd.	207,230	14,029,471
Total Preferred Stocks (Cost $20,913,660)		27,328,006

	Principal Amount	Value
Bonds and Notes–1.01%
Health Care Facilities–1.01%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18 (Cost $11,053,300)	$11,920,000	$14,050,700

	Shares
Money Market Funds–7.01%
Liquid Assets Portfolio–Institutional Class(c)	48,955,822	48,955,822
Premier Portfolio–Institutional Class(c)	48,955,822	48,955,822
Total Money Market Funds (Cost $97,911,644)		97,911,644
TOTAL INVESTMENTS–100.53% (Cost $1,177,933,977)		1,402,840,359
OTHER ASSETS LESS LIABILITIES–(0.53)%		(7,382,929)
NET ASSETS–100.00%		$1,395,457,430

Investment Abbreviations:

Conv.	– Convertible
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco American Value Fund

Statement of Assets and Liabilities

April 30, 2013

Assets:
Investments, at value (Cost $1,080,022,333)	$1,304,928,715
Investments in affiliated money market funds, at value and cost	97,911,644
Total investments, at value (Cost $1,177,933,977)	1,402,840,359
Receivable for:
Investments sold	15,194,828
Fund shares sold	6,516,155
Dividends and interest	743,804
Investment for trustee deferred compensation and retirement plans	53,872
Other assets	62,026
Total assets	1,425,411,044

Liabilities:
Payable for:
Investments purchased	12,744,576
Fund shares reacquired	15,891,198
Accrued fees to affiliates	1,117,334
Accrued trustees’ and officers’ fees and benefits	2,972
Accrued other operating expenses	66,270
Trustee deferred compensation and retirement plans	131,264
Total liabilities	29,953,614
Net assets applicable to shares outstanding	$1,395,457,430

Net assets consist of:
Shares of beneficial interest	$1,137,117,867
Undistributed net investment income	2,633,301
Undistributed net realized gain	30,799,880
Unrealized appreciation	224,906,382
$1,395,457,430

Net Assets:
Class A	$846,515,857
Class B	$36,719,914
Class C	$88,519,487
Class R	$58,085,802
Class Y	$285,559,630
Class R5	$26,519,098
Class R6	$53,537,642

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	23,667,332
Class B	1,126,965
Class C	2,766,642
Class R	1,625,231
Class Y	7,955,292
Class R5	738,552
Class R6	1,491,142
Class A:
Net asset value per share	$35.77
Maximum offering price per share
(Net asset value of $35.77 ÷ 94.50%)	$37.85
Class B:
Net asset value and offering price per share	$32.58
Class C:
Net asset value and offering price per share	$32.00
Class R:
Net asset value and offering price per share	$35.74
Class Y:
Net asset value and offering price per share	$35.90
Class R5:
Net asset value and offering price per share	$35.91
Class R6:
Net asset value and offering price per share	$35.90

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco American Value Fund

Statement of Operations

For the year ended April 30, 2013

Investment income:
Dividends	$21,057,618
Dividends from affiliated money market funds	146,972
Interest	461,108
Total investment income	21,665,698

Expenses:
Advisory fees	8,681,760
Administrative services fees	314,689
Custodian fees	36,773
Distribution fees:
Class A	1,863,153
Class B	96,761
Class C	779,271
Class R	248,164
Transfer agent fees — A, B, C, R and Y	2,519,971
Transfer agent fees — R5	22,588
Transfer agent fees — R6	955
Trustees’ and officers’ fees and benefits	59,246
Other	360,901
Total expenses	14,984,232
Less: Fees waived and expense offset arrangement(s)	(175,136)
Net expenses	14,809,096
Net investment income	6,856,602

Realized and unrealized gain from:
Net realized gain from:
Investment securities	95,132,942
Option contracts written	302,747
95,435,689
Change in net unrealized appreciation of investment securities	96,750,899
Net realized and unrealized gain	192,186,588
Net increase in net assets resulting from operations	$199,043,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco American Value Fund

Statement of Changes in Net Assets

For the years ended April 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$6,856,602	$4,278,612
Net realized gain	95,435,689	65,238,435
Change in net unrealized appreciation (depreciation)	96,750,899	(44,749,388)
Net increase in net assets resulting from operations	199,043,190	24,767,659

Distributions to shareholders from net investment income:
Class A	(3,822,291)	(1,844,303)
Class B	(195,689)	(143,539)
Class R	(138,193)	(13,130)
Class Y	(2,146,482)	(644,476)
Class R5	(203,300)	(49,930)
Class R6	(127,345)	—
Total distributions from net investment income	(6,633,300)	(2,695,378)

Share transactions–net:
Class A	30,057,143	138,013,689
Class B	(12,181,227)	5,476,959
Class C	800,155	28,052,556
Class R	12,849,721	17,600,497
Class Y	(20,335,981)	217,540,193
Class R5	10,347,634	11,198,089
Class R6	52,695,698	—
Net increase in net assets resulting from share transactions	74,233,143	417,881,983
Net increase in net assets	266,643,033	439,954,264

Net assets:
Beginning of year	1,128,814,397	688,860,133
End of year (includes undistributed net investment income of $2,633,301 and $2,368,262, respectively)	$1,395,457,430	$1,128,814,397

Notes to Financial Statements

April 30, 2013

NOTE 1—Significant Accounting Policies

Invesco American Value Fund, formerly Invesco Van Kampen American Value Fund (the “Fund”), is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices

13                         Invesco American Value Fund

furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14                         Invesco American Value Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Call Options Written and Purchased — The Fund may write and/or buy covered call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $500 million	0.72%
Next $535 million	0.715%
Next $31.965 billion	0.65%
Over $33 billion	0.64%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the

15                         Invesco American Value Fund

Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.25%, 2.00%, 2.00%, 1.50%, 1.00%, 1.00% and 1.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2013, the Adviser waived advisory fees of $172,446.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

IDI has contractually agreed to limit Rule 12b-1 plan fees on Class B to 0.49% of average daily net assets, through June 30, 2012. IDI did not waive Rule 12b-1 fees under this limitation during the period.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2013, IDI advised the Fund that IDI retained $269,177 in front-end sales commissions from the sale of Class A shares and $3,629, $26,324 and $5,406 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2013, the Fund incurred $21,211 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16                         Invesco American Value Fund

The following is a summary of the tiered valuation input levels, as of April 30, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,375,491,124	$13,298,535	$—	$1,388,789,659
Corporate Debt Securities	—	14,050,700	—	14,050,700
Total Investments	$1,375,491,124	$27,349,235	$—	$1,402,840,359

NOTE 4—Derivative Investments

Effect of Derivative Investments for the year ended April 30, 2013

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Options*
Realized Gain
Equity risk	$302,747
Change in Unrealized Appreciation
Equity risk	—
Total	$302,747

*	The average notional value of options outstanding during the period was $1,422,667.

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	3,104	821,905
Closed	(3,104)	(821,905)
End of period	—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2013, the Fund engaged in securities purchases of $2,758,825.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,690.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco American Value Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2013 and 2012:

	2013	2012
Ordinary income	$6,633,300	$2,695,378

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$2,690,169
Undistributed long-term gain	39,505,992
Net unrealized appreciation — investments	224,123,337
Temporary book/tax differences	(575,710)
Capital loss carryforward	(7,404,225)
Shares of beneficial interest	1,137,117,867
Total net assets	$1,395,457,430

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $51,693,141 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2018	$7,404,225	$—	$7,404,225

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of the reorganizations of Invesco Mid-Cap Value Fund and Invesco Mid Cap Basic Value Fund into the Fund and April 30, 2012, the date of the reorganization of Invesco U.S. Mid Cap Value Fund into the Fund are realized on securities held in each fund at such date of reorganizations, the capital loss carryforward may be further limited for up to five years from the date of the reorganizations.

On April 30, 2013, a total of 379,548 Class A shares of the Fund valued at $13,576,441 were redeemed by significant shareholders and settled through a redemption-in-kind transaction, which resulted in a realized gain of $4,174,846 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2013 was $427,854,103 and $308,941,090, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$262,371,287
Aggregate unrealized (depreciation) of investment securities	(38,247,950)
Net unrealized appreciation of investment securities	$224,123,337

Cost of investments for tax purposes is $1,178,717,022.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of redemption in-kind transactions and non-deductible Federal Income taxes, on April 30, 2013, undistributed net investment income was increased by $41,737, undistributed net realized gain was decreased by $4,139,281 and shares of beneficial interest was increased by $4,097,544. This reclassification had no effect on the net assets of the Fund.

18                         Invesco American Value Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended April 30,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	6,488,372	$207,332,373	3,090,521	$86,811,895
Class B	63,716	1,836,571	53,258	1,386,353
Class C	584,850	16,698,836	290,064	7,418,928
Class R	1,166,238	36,616,619	775,623	21,961,959
Class Y	3,391,951	106,167,612	1,543,337	44,325,369
Class R5	906,901	28,244,327	529,752	15,196,051
Class R6(b)	1,513,542	53,487,755	—	—
Issued as reinvestment of dividends:
Class A	111,067	3,562,021	63,757	1,751,147
Class B	6,446	187,405	5,530	137,994
Class R	4,263	138,084	486	13,129
Class Y	61,957	1,976,545	20,992	580,444
Class R5	6,175	197,236	1,719	48,974
Class R6	3,595	127,291	—	—
Automatic conversion of Class B shares to Class A shares:
Class A	251,090	7,959,533	346,908	9,398,867
Class B	(275,606)	(7,959,533)	(376,772)	(9,398,867)
Issued in connection with acquisitions:(c)
Class A	—	—	7,411,027	222,154,433
Class B	—	—	846,986	22,840,405
Class C	—	—	1,414,855	37,713,266
Class R	—	—	257,971	7,628,842
Class Y	—	—	6,704,048	204,483,380
Class R5	—	—	9,398	279,372
Reacquired:
Class A	(5,868,014)	(188,796,784)	(6,626,795)	(182,102,653)
Class B	(215,332)	(6,245,670)	(370,731)	(9,488,926)
Class C	(563,396)	(15,898,681)	(696,472)	(17,079,638)
Class R	(733,839)	(23,904,982)	(429,911)	(12,003,433)
Class Y	(3,861,727)	(128,480,138)	(1,155,863)	(31,849,000)
Class R5	(572,318)	(18,093,929)	(143,864)	(4,326,308)
Class R6	(25,995)	(919,348)	—	—
Net increase in share activity	2,443,936	$74,233,143	13,565,824	$417,881,983

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Mid-Cap Value Fund and Invesco Mid Cap Basic Value Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 10,990,892 shares of the Fund for 11,782,241 shares outstanding of Invesco Mid-Cap Value Fund and 14,984,047 shares outstanding of Invesco Mid Cap Basic Value Fund as of the close of business on May 20, 2011. Each class of shares of the Target Funds was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Funds to the net asset value of the Fund at the close of business on May 20, 2011. Invesco Mid-Cap Value Fund’s net assets at that date of $121,971,596, including $19,608,737 of unrealized appreciation and Invesco Mid Cap Basic Value Fund’s net assets at that date of $197,340,066 including $39,514,293 unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $681,095,239. The net assets immediately after the acquisition were $1,000,406,901.
Additionally, as of the opening of business on April 30, 2012, the Fund acquired all the net assets of Invesco U.S. Mid Cap Value Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on January 12, 2012 and by the shareholders of the Target Fund on April 2, 2012. The acquisition was accomplished by a tax-free exchange of 5,653,393 shares of the Fund for 4,253,558 shares outstanding of the Target Fund as of the close of business on April 27, 2012. Each class of shares of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on April 27, 2012. The Target Fund’s net assets at that date of $175,788,036, including $16,826,087 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $957,360,938. The net assets immediately after the acquisition were $1,133,148,974.
The pro forma results of operations for the year ended April 30, 2012, assuming both reorganizations had been completed on May 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$6,005,337
Net realized/unrealized gains	22,063,522
Change in net assets resulting from operations	$28,068,859
The combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that has been included in the Fund’s Statement of Operations since their respective reorganization dates.

19                         Invesco American Value Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(b)
Class A
Year ended 04/30/13	$30.90	$0.17	$4.86	$5.03	$(0.16)	$—	$(0.16)	$35.77	16.35	%(c)	$846,516	1.22	%(d)	1.23	%(d)	0.54	%(d)	28%
Year ended 04/30/12	29.86	0.14	0.98	1.12	(0.08)	—	(0.08)	30.90	3.80	(c)	700,857	1.31		1.32		0.52		30
Ten months ended 04/30/11	22.22	0.07	7.61	7.68	(0.04)	—	(0.04)	29.86	34.57	(c)	549,428	1.26	(e)	1.27	(e)	0.34	(e)	28
Year ended 06/30/10	17.44	0.11	4.78	4.89	(0.11)	—	(0.11)	22.22	28.07	(c)	450,675	1.31		1.31		0.50		50
Year ended 06/30/09	24.18	0.16	(6.54)	(6.38)	(0.14)	(0.22)	(0.36)	17.44	(26.17	)(f)	398,513	1.41		1.41		0.90		60
Year ended 06/30/08	34.55	0.12	(5.01)	(4.89)	(0.14)	(5.34)	(5.48)	24.18	(16.43	)(f)	633,126	1.25		1.25		0.43		65
Class B
Year ended 04/30/13	28.15	0.16	4.42	4.58	(0.15)	—	(0.15)	32.58	16.33	(c)(g)	36,720	1.22	(d)(g)	1.23	(d)(g)	0.54	(d)(g)	28
Year ended 04/30/12	27.19	0.14	0.90	1.04	(0.08)	—	(0.08)	28.15	3.84	(c)(g)	43,561	1.27	(g)	1.28	(g)	0.56	(g)	30
Ten months ended 04/30/11	20.23	0.04	6.93	6.97	(0.01)	—	(0.01)	27.19	34.45	(c)(g)	37,780	1.38	(e)(g)	1.39	(e)(g)	0.22	(e)(g)	28
Year ended 06/30/10	15.89	0.05	4.37	4.42	(0.08)	—	(0.08)	20.23	27.82	(c)(g)	33,933	1.55	(g)	1.55	(g)	0.26	(g)	50
Year ended 06/30/09	22.11	0.14	(6.00)	(5.86)	(0.14)	(0.22)	(0.36)	15.89	(26.22	)(h)(i)	31,586	1.48	(i)	1.48	(i)	0.82	(i)	60
Year ended 06/30/08	32.11	0.02	(4.59)	(4.57)	(0.09)	(5.34)	(5.43)	22.11	(16.70	)(h)(i)	53,854	1.59	(i)	1.59	(i)	0.08	(i)	65
Class C
Year ended 04/30/13	27.70	(0.06)	4.36	4.30	—	—	—	32.00	15.52	(c)	88,519	1.97	(d)	1.98	(d)	(0.21	)(d)	28
Year ended 04/30/12	26.89	(0.05)	0.86	0.81	—	—	—	27.70	3.01	(c)(j)	76,053	2.03	(j)	2.04	(j)	(0.20	)(j)	30
Ten months ended 04/30/11	20.11	(0.07)	6.85	6.78	—	—	—	26.89	33.72	(c)(j)	46,700	1.97	(e)(j)	1.98	(e)(j)	(0.37	)(e)(j)	28
Year ended 06/30/10	15.82	(0.05)	4.35	4.30	(0.01)	—	(0.01)	20.11	27.18	(c)	38,952	2.06		2.06		(0.25)		50
Year ended 06/30/09	22.03	0.03	(5.96)	(5.93)	(0.06)	(0.22)	(0.28)	15.82	(26.68	)(i)(k)	33,390	2.11	(i)	2.11	(i)	0.19	(i)	60
Year ended 06/30/08	32.05	(0.09)	(4.59)	(4.68)	–	(5.34)	(5.34)	22.03	(17.09	)(k)	54,508	2.00		2.00		(0.33)		65
Class R
Year ended 04/30/13	30.87	0.10	4.86	4.96	(0.09)	—	(0.09)	35.74	16.08	(c)	58,086	1.47	(d)	1.48	(d)	0.29	(d)	28
Year ended 04/30/12	29.84	0.08	0.97	1.05	(0.02)	—	(0.02)	30.87	3.51	(c)	36,695	1.56		1.57		0.27		30
Ten months ended 04/30/11	22.23	0.02	7.59	7.61	(0.00)	—	(0.00)	29.84	34.24	(c)	17,440	1.51	(e)	1.52	(e)	0.09	(e)	28
Year ended 06/30/10	17.44	0.06	4.79	4.85	(0.06)	—	(0.06)	22.23	27.84	(c)	12,052	1.56		1.56		0.27		50
Year ended 06/30/09	24.19	0.12	(6.55)	(6.43)	(0.10)	(0.22)	(0.32)	17.44	(26.36	)(l)	4,132	1.70		1.70		0.73		60
Year ended 06/30/08	34.55	0.06	(5.01)	(4.95)	(0.07)	(5.34)	(5.41)	24.19	(16.65	)(l)	1,102	1.51		1.51		0.20		65
Class Y
Year ended 04/30/13	31.01	0.25	4.88	5.13	(0.24)	—	(0.24)	35.90	16.65	(c)	285,560	0.97	(d)	0.98	(d)	0.79	(d)	28
Year ended 04/30/12	29.98	0.21	0.97	1.18	(0.15)	—	(0.15)	31.01	4.01	(c)	259,308	1.06		1.07		0.77		30
Ten months ended 04/30/11	22.31	0.13	7.63	7.76	(0.09)	—	(0.09)	29.98	34.81	(c)	37,488	1.01	(e)	1.02	(e)	0.59	(e)	28
Year ended 06/30/10(m)	17.50	0.17	4.81	4.98	(0.17)	—	(0.17)	22.31	28.47	(c)	10,772	1.06		1.06		0.76		50
Year ended 06/30/09	24.27	0.21	(6.58)	(6.37)	(0.18)	(0.22)	(0.40)	17.50	(25.99	)(n)	8,135	1.19		1.19		1.23		60
Year ended 06/30/08	34.65	0.18	(5.00)	(4.82)	(0.22)	(5.34)	(5.56)	24.27	(16.24	)(n)	6,909	1.02		1.02		0.67		65
Class R5
Year ended 04/30/13	31.02	0.29	4.89	5.18	(0.29)	—	(0.29)	35.91	16.81	(c)	26,519	0.86	(d)	0.87	(d)	0.90	(d)	28
Year ended 04/30/12	29.98	0.28	0.97	1.25	(0.21)	—	(0.21)	31.02	4.26	(c)	12,340	0.87		0.88		0.96		30
Ten months ended 04/30/11	22.31	0.15	7.64	7.79	(0.12)	—	(0.12)	29.98	34.98	(c)	24	0.79	(e)	0.80	(e)	0.81	(e)	28
Year ended 06/30/10(o)	23.19	0.03	(0.88)	(0.85)	(0.03)	—	(0.03)	22.31	(3.69	)(c)	2,592	0.62	(e)	0.62	(e)	1.37	(e)	50
Class R6
Year ended 04/30/13(o)	31.40	0.22	4.45	4.67	(0.17)	—	(0.17)	35.90	14.92	(c)	53,538	0.75	(d)(e)	0.76	(d)(e)	1.01	(d)(e)	28

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $397,951,008 and sold of $108,111,947 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Mid-Cap Value Fund, Invesco Mid Cap Basic Value Fund and Invesco U.S. Mid Cap Value Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $745,261, $38,704, $77,909, $49,633, $287,058, $22,596 and $11,912 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.21%, 0.37% and 0.49% for the years ended April 30, 2013, 2012, the ten months ended April 30, 2011 and the year ended June 30, 2010, respectively.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(j)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.97% and 0.96% for the year ended April 30, 2012 and the ten months ended April 30, 2011.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(m)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(n)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(o)	Commencement date of June 1, 2010 and September 24, 2012 for Class R5 and Class R6 shares, respectively.

20                         Invesco American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco American Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco American Value Fund (formerly known as Invesco Van Kampen American Value Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended April 30, 2011 and the year ended June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by another independent registered public accounting firm whose report dated August 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

June 27, 2013

Houston, Texas

21                         Invesco American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/13)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,152.00	$6.46	$1,018.79	$6.06	1.21%
B	1,000.00	1,152,10	6.46	1,018.79	6.06	1.21
C	1,000.00	1,147.80	10.44	1,015.08	9.79	1.96
R	1,000.00	1,150.70	7.79	1,017.55	7.30	1.46
Y	1,000.00	1,153,50	5.13	1,020.03	4.81	0.96
R5	1,000.00	1,154.00	4.65	1,020.48	4.36	0.87
R6	1,000.00	1,154,30	4.06	1,021.03	3.81	0.76

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2012 through April 30, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22                         Invesco American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief, Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco American Value Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905                 VK-AMVA-AR-1             Invesco Distributors, Inc.

Annual Report to Shareholders April 30, 2013
Invesco Comstock Fund Nasdaq: A: ACSTX ¢ B: ACSWX ¢ C: ACSYX ¢ R: ACSRX ¢ Y: ACSDX ¢ R5: ACSHX ¢ R6: ICSFX

Letters to Shareholders

PhilipTaylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    The reporting period covered by this report was challenging. For much of the reporting period, US economic data was only mildly positive, and investors closely monitored eurozone governments’ efforts to reduce debt levels, strengthen the banking system and stimulate economic growth. The economic uncertainty of 2012 gave way to greater optimism in the first quarter of 2013, and investors pushed major US equity indexes to multiyear or even all-time highs. Despite these market changes, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

    Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Comstock Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

    No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

    Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

    To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

    You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

    In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

    Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Comstock Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2013, Invesco Comstock Fund, at net asset value (NAV), performed in line with its style-specific benchmark, the Russell 1000 Value Index. Stock selection was the main driver of performance for the reporting period, as portfolio construction is based solely on bottom-up stock selection.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/12 to 4/30/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	21.46%
Class B Shares	21.11
Class C Shares	20.52
Class R Shares	21.11
Class Y Shares	21.76
Class R5 Shares	21.85
Class R6 Shares*	21.87
S&P 500 Index‚ (Broad Market Index)	16.89
Russell 1000 Value Index■ (Style-Specific Index)	21.80
Lipper Large-Cap Value Funds Index¿ (Peer Group Index)	18.93

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

                  ■Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

*	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

Our strategy aims to capitalize on market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe the market will recognize the value in these companies, and we will sell them as the stock prices begin to reflect their intrinsic value. We feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success. In addition, we seek to take advantage of pricing anomalies by purchasing undervalued stocks before a recognizable catalyst arises.

    The Fund’s investable universe includes, but is not limited to, all large-cap US dollar-denominated equities and American Depository Receipts. To distill these investments, we first filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending on the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.

    We will initiate a purchase of a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:

■	It is statistically cheap on the basis of its primary valuation criteria, which depends on the cyclical or growth nature of its business.
■	Rigorous fundamental analysis shows that the company is undervalued and possesses potential financial strength and improved quality of management for potential future growth.

Portfolio Composition
By sector
Financials	23.2%
Consumer Discretionary	15.1
Health Care	14.3
Energy	13.6
Information Technology	10.1
Industrials	5.9
Consumer Staples	5.5
Materials	2.3
Telecommunication Services	2.3
Utilities	2.3
Money Market Funds Plus Other Assets Less Liabilities	5.4

Total Net Assets	$9.7 billion

Total Number of Holdings*	73

Top 10 Equity Holdings*

1. Citigroup Inc.	4.1%
2. Chase & Co.	3.2
3. Microsoft Corp.	2.5
4. Viacom Inc.-Class B	2.3
5. Weatherford International Ltd.	2.2
6. Bank of New York Mellon Corp. (The)	2.2
7. Merck & Co., Inc.	2.2
8. Wells Fargo & Co.	2.2
9. Halliburton Co.	2.1
10. BP PLC-ADR	2.1

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

    Portfolio construction is bottom-up and stock-specific, concentrating on individual company fundamental analysis and valuation. Therefore, while we monitor and are aware of our positions relative to the style-specific index, they do not play a major role in the construction of the Fund.

    We seek to manage risk with portfolio construction through diversification across most major sectors and the assistance of an independent quantitative risk control group. Risk management is continuous. The Fund is regularly reviewed to ensure it is optimally constructed on a risk-reward basis.

    Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, we typically sell a security if it meets one or more of the following criteria:

■	We believe the target price has been realized, and we no longer consider the company undervalued.
■	We determine that a better value opportunity can be found elsewhere.
■	Our research shows that a company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level and the trend is likely to be a long-term issue.

Market conditions and your Fund

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified, and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the US, where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

    In early fall, as the European Central Bank implemented new measures to support member economies and the US Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013. However, for the first

4                Invesco Comstock Fund

time in years, markets appeared willing to look past headline events. US equity markets were generally strong in the final few months of the reporting period, with major market indexes setting multiyear or even all-time highs.1

    All sectors of the Russell 1000 Value Index were positive for the reporting period, with all sectors providing double digit returns, except materials.2 On the positive side of sector performance, an overweight position and contributions from select stocks in the consumer discretionary sector were large contributors to Fund performance. The Fund’s main consumer discretionary exposure was in the media industry, with holdings such as Comcast, Time Warner and News Corp. contributing the most within this industry. Comcast, a top cable provider that is well positioned to take advantage of secular changes in broadband and content delivery, exhibited significant free cash flow generation, enabling the company to return capital to investors by buying back company stock at attractive valuations.

    Strong stock selection in the financials sector also acted as a large contributor to relative Fund performance. Allstate and Citigroup were top performers within this sector, posting strong returns for the reporting period. Citigroup traded at attractive valuations, despite strong performance over the reporting period and strong capital and reserve positions.

    Favorable stock selection in the consumer staples sector also helped Fund performance as holdings in the food and staples retailing industry, like Wal-Mart and CVS Caremark, returned more than 30% for reporting period, outperforming both the sector and style-specific benchmark.

    Strong stock selection in the materials sector also enhanced relative Fund performance. Notably, International Paper boosted Fund performance on both an absolute and relative basis as the company successfully implemented price increases and experienced continued revenue growth throughout the reporting period.

    On the negative side, material overweight exposure to and stock selection in the information technology (IT) sector hampered Fund performance. Hewlett-Packard and Microsoft were large detractors within this sector. Hewlett-Packard’s changes in management and the resulting inconsistent strategic plans continued to concern investors.

    Weak stock selection in the health care sector also was a large detractor from relative Fund performance for the reporting period. Specifically, Cardinal Health underperformed both the sector and style-specific benchmark. Also, not owning pharmaceutical giant Johnson & Johnson detracted from Fund performance as the stock rallied based on improving financials for 2012.

    Unfavorable stock selection in the energy sector also detracted from Fund performance. Select holdings such as Weatherford International and Royal Dutch Shell were large detractors within the sector. Weatherford International continued to deal with an unfavorable drilling and service environment, as well as working through issues with internal accounting controls.

    Unfavorable stock selection and an underweight position to the telecommunication services sector detracted from relative Fund performance. Vodafone disappointed investors with a negative return for the reporting period, based on poor financials.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a very slight negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.

    During the fiscal year, we trimmed select holdings in IT services, insurance, media and consumer staples based on valuations. Toward the end of the reporting period, we added select holdings in IT equipment and energy to the Fund on weakness and initiated positions in a food and beverage company, an oil and gas exploration and production company and a consumer durables company.

    As value managers, we believe the very low earnings expectations that characterize most holdings in the portfolio, combined with historically attractive valuations, could potentially provide downside protection in a volatile equity market. Although recent market volatility has created challenges, it has also created investment opportunities as companies have become more attractively valued.

    Thank you for your investment in Invesco Comstock Fund and for sharing our long-term investment horizon.

1	Source: Reuters
2	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Kevin Holt Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Comstock Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an MBA from the University of Chicago Booth School of Business.

Devin Armstrong Chartered Financial Analyst, portfolio manager, is manager of Invesco Comstock Fund. He joined

Invesco in 2010. Mr. Armstrong earned a BS in psychology and finance from the University of Illinois and an MBA in finance from Columbia University.

Jason Leder Chartered Financial Analyst, portfolio manager, is manager of Invesco Comstock Fund. He joined

Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin and an MBA from Columbia University.

Matt Seinsheimer Chartered Financial Analyst, portfolio manager, is manager of Invesco Comstock Fund. He joined

Invesco in 1998. Mr. Seinsheimer earned a BBA from Southern Methodist University and an MBA from The University of Texas at Austin.

James Warwick Portfolio manager, is manager of Invesco Comstock Fund. He joined Invesco in 2010. Mr. Warwick earned a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

5                Invesco Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

1   Source(s): Invesco, Russell via FactSet Research Systems Inc.

2   Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

3   Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued	from page 8

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank
Russell Co.
■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco Comstock Fund

Average Annual Total Returns
As of 4/30/13, including maximum applicable sales charges

Class A Shares
Inception (10/7/68)	10.82%
10 Years	7.88
5 Years	5.07
1 Year	14.75

Class B Shares
Inception (10/19/92)	9.74%
10 Years	8.12
5 Years	5.88
1 Year	16.11

Class C Shares
Inception (10/26/93)	9.06%
10 Years	7.67
5 Years	5.46
1 Year	19.52

Class R Shares
Inception (10/1/02)	8.88%
10 Years	8.21
5 Years	5.99
1 Year	21.11

Class Y Shares
Inception (10/29/04)	6.25%
5 Years	6.53
1 Year	21.76

Class R5 Shares
10 Years	8.61%
5 Years	6.50
1 Year	21.85

Class R6 Shares
10 Years	8.53%
5 Years	6.33
1 Year	21.87

Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Comstock Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Comstock Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Comstock Fund (renamed Invesco Comstock Fund). Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class

Average Annual Total Returns
As of 3/31/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/7/68)	10.79%
10 Years	8.49
5 Years	5.32
1 Year	11.20

Class B Shares
Inception (10/19/92)	9.66%
10 Years	8.72
5 Years	6.16
1 Year	12.48

Class C Shares
Inception (10/26/93)	8.98%
10 Years	8.28
5 Years	5.71
1 Year	15.77

Class R Shares
Inception (10/1/02)	8.73%
10 Years	8.83
5 Years	6.25
1 Year	17.42

Class Y Shares
Inception (10/29/04)	6.04%
5 Years	6.77
1 Year	17.93

Class R5 Shares
10 Years	9.22%
5 Years	6.75
1 Year	18.14

Class R6 Shares
10 Years	9.13%
5 Years	6.58
1 Year	18.04

A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.88%, 1.63%, 1.63%, 1.13%, 0.63%, 0.44% and 0.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Comstock Fund

Invesco Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks.

■	Unless otherwise stated, information presented in this report is as of April 30, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and medium-sized companies risk. During an overall stock market decline, stock prices of small- or medium-sized companies often fluctuate more than stock prices of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies and may be less liquid than larger-sized companies. In addition, small- and medium-sized companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.
■	Value investing risk. A value style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than the returns on other styles of investing or the overall stock markets.
■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
■	Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols Class A Shares Class B Shares Class C Shares Class R Shares Class Y Shares Class R5 Shares Class R6 Shares	ACSTX ACSWX ACSYX ACSRX ACSDX ACSHX ICSFX

8                Invesco Comstock Fund

Schedule of Investments(a)

April 30, 2013

	Shares	Value
Common Stocks & Other Equity Interests–94.64%
Aerospace & Defense–1.32%
Honeywell International Inc.	982,924	$72,284,231
Textron Inc.	2,166,174	55,778,980
		128,063,211

Agricultural Products–0.73%
Archer–Daniels–Midland Co.	2,089,857	70,929,747

Aluminum–0.94%
Alcoa Inc.	10,656,029	90,576,247

Asset Management & Custody Banks–2.91%
Bank of New York Mellon Corp. (The)	7,428,749	209,639,297
State Street Corp.	1,223,694	71,549,388
		281,188,685

Auto Parts & Equipment–0.89%
Johnson Controls, Inc.	2,457,593	86,040,331

Automobile Manufacturers–1.98%
General Motors Co.(b)	6,208,545	191,471,528

Cable & Satellite–3.69%
Comcast Corp.–Class A	3,899,080	161,032,004
Time Warner Cable Inc.	2,088,671	196,105,320
		357,137,324

Communications Equipment–1.03%
Cisco Systems, Inc.	4,781,250	100,023,750

Computer Hardware–1.92%
Hewlett-Packard Co.	9,030,998	186,038,559

Department Stores–0.48%
Kohl’s Corp.	981,541	46,191,319

Diversified Banks–2.78%
U.S. Bancorp	1,830,845	60,930,521
Wells Fargo & Co.	5,466,256	207,608,403
		268,538,924

Drug Retail–1.61%
CVS Caremark Corp.	2,673,364	155,536,318

Electric Utilities–2.28%
FirstEnergy Corp.	1,690,018	78,754,839
PPL Corp.	4,242,484	141,614,116
		220,368,955

Electrical Components & Equipment–1.13%
Emerson Electric Co.	1,972,621	109,500,192

Electronic Components–1.27%
Corning Inc.	8,483,979	123,017,696

	Shares	Value
General Merchandise Stores–0.87%
Target Corp.	1,193,704	$84,227,754

Health Care Distributors–0.79%
Cardinal Health, Inc.	1,721,782	76,137,200

Home Improvement Retail–0.48%
Lowe’s Cos., Inc.	1,198,426	46,043,527

Hotels, Resorts & Cruise Lines–0.85%
Carnival Corp.	2,383,698	82,261,418

Household Products–0.28%
Procter & Gamble Co. (The)	347,703	26,693,159

Housewares & Specialties–0.50%
Newell Rubbermaid Inc.	1,833,363	48,290,781

Hypermarkets & Super Centers–0.25%
Wal-Mart Stores, Inc.	313,640	24,376,101

Industrial Conglomerates–1.97%
General Electric Co.	8,554,190	190,672,895

Industrial Machinery–1.51%
Ingersoll–Rand PLC	2,712,825	145,949,985

Integrated Oil & Gas–7.76%
BP PLC–ADR (United Kingdom)	4,588,727	200,068,497
Chevron Corp.	1,058,733	129,176,013
Murphy Oil Corp.	2,453,772	152,354,704
Occidental Petroleum Corp.	1,392,482	124,292,943
Royal Dutch Shell PLC–ADR (United Kingdom)	2,128,214	144,654,706
		750,546,863

Integrated Telecommunication Services–1.44%
AT&T Inc.	1,363,769	51,086,787
Verizon Communications Inc.	1,642,943	88,571,057
		139,657,844

Internet Software & Services–2.83%
eBay Inc.(b)	2,674,287	140,105,896
Yahoo! Inc.(b)	5,419,869	134,033,360
		274,139,256

Investment Banking & Brokerage–2.08%
Goldman Sachs Group, Inc. (The)	669,883	97,849,810
Morgan Stanley	4,683,029	103,729,092
		201,578,902

Life & Health Insurance–1.51%
Aflac, Inc.	670,875	36,522,435
MetLife, Inc.	2,803,663	109,314,820
		145,837,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Comstock Fund

	Shares	Value
Managed Health Care–2.91%
UnitedHealth Group Inc.	2,939,796	$176,181,974
WellPoint, Inc.	1,444,041	105,299,470
		281,481,444

Movies & Entertainment–4.79%
News Corp.–Class B	5,356,620	166,698,014
Time Warner Inc.	1,175,599	70,277,308
Viacom Inc.–Class B	3,540,136	226,533,303
		463,508,625

Oil & Gas Drilling–0.47%
Noble Corp.	1,211,991	45,449,663

Oil & Gas Equipment & Services–4.27%
Halliburton Co.	4,697,023	200,891,674
Weatherford International Ltd.(b)	16,596,984	212,275,425
		413,167,099

Oil & Gas Exploration & Production–1.08%
QEP Resources Inc.	3,642,559	104,577,869

Other Diversified Financial Services–8.82%
Bank of America Corp.	11,935,479	146,925,746
Citigroup Inc.	8,475,735	395,477,795
JPMorgan Chase & Co.	6,348,161	311,123,371
		853,526,912

Packaged Foods & Meats–2.61%
Mondelez International Inc.–Class A	2,985,414	93,891,270
Tyson Foods, Inc.–Class A	2,477,884	61,030,283
Unilever N.V.–New York Shares (Netherlands)	2,295,017	97,492,322
		252,413,875

Paper Products–1.35%
International Paper Co.	2,769,473	130,109,842

Pharmaceuticals–10.58%
Bristol–Myers Squibb Co.	4,031,943	160,148,776
GlaxoSmithKline PLC–ADR (United Kingdom)	2,015,222	104,066,064
Merck & Co., Inc.	4,443,893	208,862,971

	Shares	Value
Pharmaceuticals–(continued)
Novartis AG (Switzerland)	1,535,128	$114,143,299
Pfizer Inc.	6,790,777	197,407,887
Roche Holding AG–ADR (Switzerland)	1,511,080	94,508,534
Sanofi–ADR (France)	2,695,297	143,794,095
		1,022,931,626

Property & Casualty Insurance–2.54%
Allstate Corp. (The)	3,922,690	193,231,709
Travelers Cos., Inc. (The)	613,505	52,399,462
		245,631,171

Regional Banks–2.60%
Fifth Third Bancorp	5,886,899	100,253,890
PNC Financial Services Group, Inc.	2,227,534	151,205,008
		251,458,898

Semiconductors–0.58%
Intel Corp.	2,356,295	56,433,265

Specialty Stores–0.61%
Staples, Inc.	4,447,225	58,881,259

Systems Software–2.47%
Microsoft Corp.	7,220,488	238,998,153

Wireless Telecommunication Services–0.88%
Vodafone Group PLC–ADR (United Kingdom)	2,785,528	85,209,302
Total Common Stocks & Other Equity Interests (Cost $7,679,533,658)		9,154,814,729

Money Market Funds–5.14%
Liquid Assets Portfolio–Institutional Class(c)	248,448,105	248,448,105
Premier Portfolio–Institutional Class(c)	248,448,104	248,448,104
Total Money Market Funds (Cost $496,896,209)		496,896,209
TOTAL INVESTMENTS–99.78% (Cost $8,176,429,867)		9,651,710,938
OTHER ASSETS LESS LIABILITIES–0.22%		20,875,692
NET ASSETS–100.00%		$9,672,586,630

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Comstock Fund

Statement of Assets and Liabilities

April 30, 2013

Assets:
Investments, at value (Cost $7,679,533,658)	$9,154,814,729
Investments in affiliated money market funds, at value and cost	496,896,209
Total investments, at value (Cost $8,176,429,867)	9,651,710,938
Foreign currencies, at value (Cost $148)	149
Receivable for:
Investments sold	27,776,842
Fund shares sold	14,544,931
Dividends	8,253,219
Investment for trustee deferred compensation and retirement plans	147,205
Other assets	73,893
Total assets	9,702,507,177

Liabilities:
Payable for:
Investments purchased	2,781,610
Fund shares reacquired	13,489,488
Foreign currency contracts outstanding	5,163,026
Accrued fees to affiliates	7,220,363
Accrued trustees’ and officers’ fees and benefits	11,227
Accrued other operating expenses	644,587
Trustee deferred compensation and retirement plans	610,246
Total liabilities	29,920,547
Net assets applicable to shares outstanding	$9,672,586,630

Net assets consist of:
Shares of beneficial interest	$9,012,766,497
Undistributed net investment income	26,246,110
Undistributed net realized gain (loss)	(836,546,142)
Unrealized appreciation	1,470,120,165
$9,672,586,630

Net Assets:
Class A	$6,034,791,589
Class B	$248,403,999
Class C	$469,962,324
Class R	$220,443,108
Class Y	$2,151,815,544
Class R5	$398,311,019
Class R6	$148,859,047

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	298,054,939
Class B	12,278,283
Class C	23,221,160
Class R	10,889,426
Class Y	106,267,549
Class R5	19,676,022
Class R6	7,350,980
Class A:
Net asset value per share	$20.25
Maximum offering price per share
(Net asset value of $20.25 ÷ 94.50%)	$21.43
Class B:
Net asset value and offering price per share	$20.23
Class C:
Net asset value and offering price per share	$20.24
Class R:
Net asset value and offering price per share	$20.24
Class Y:
Net asset value and offering price per share	$20.25
Class R5:
Net asset value and offering price per share	$20.24
Class R6:
Net asset value and offering price per share	$20.25

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Comstock Fund

Statement of Operations

For the year ended April 30, 2013

Investment income:
Dividends (net of foreign withholding taxes of $4,145,749)	$211,326,385
Dividends from affiliated money market funds	296,372
Total investment income	211,622,757

Expenses:
Advisory fees	33,639,211
Administrative services fees	744,800
Custodian fees	310,252
Distribution fees:
Class A	13,584,543
Class B	2,899,104
Class C	4,339,424
Class R	978,653
Transfer agent fees — A, B, C, R and Y	15,978,881
Transfer agent fees — R5	252,130
Transfer agent fees — R6	379
Trustees’ and officers’ fees and benefits	304,334
Other	1,653,306
Total expenses	74,685,017
Less: Fees waived and expense offset arrangement(s)	(1,841,946)
Net expenses	72,843,071
Net investment income	138,779,686

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $2,637,148)	515,139,064
Foreign currencies	190,759
Foreign currency contracts	(6,708,772)
508,621,051
Change in net unrealized appreciation (depreciation) of:
Investment securities	1,077,128,448
Foreign currencies	2,120
Foreign currency contracts	(5,163,026)
1,071,967,542
Net realized and unrealized gain	1,580,588,593
Net increase in net assets resulting from operations	$1,719,368,279

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Comstock Fund

Statement of Changes in Net Assets

For the years ended April 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$138,779,686	$134,462,189
Net realized gain	508,621,051	456,911,483
Change in net unrealized appreciation (depreciation)	1,071,967,542	(609,450,092)
Net increase (decrease) in net assets resulting from operations	1,719,368,279	(18,076,420)

Distributions to shareholders from net investment income:
Class A	(83,504,096)	(73,790,536)
Class B	(3,962,755)	(5,569,717)
Class C	(3,465,883)	(2,872,358)
Class R	(2,508,829)	(2,112,474)
Class Y	(34,671,348)	(31,358,652)
Class R5	(7,159,413)	(5,008,575)
Class R6	(1,435,018)	—
Total distributions from net investment income	(136,707,342)	(120,712,312)

Share transactions–net:
Class A	(433,257,931)	(476,506,998)
Class B	(142,261,515)	(163,006,123)
Class C	(57,062,036)	(62,601,449)
Class R	(7,138,539)	(4,496,828)
Class Y	(320,594,954)	349,785,336
Class R5	(67,864,490)	203,611,955
Class R6	128,219,143	—
Net increase (decrease) in net assets resulting from share transactions	(899,960,322)	(153,214,107)
Net increase (decrease) in net assets	682,700,615	(292,002,839)

Net assets:
Beginning of year	8,989,886,015	9,281,888,854
End of year (includes undistributed net investment income of $26,246,110 and $23,468,081, respectively)	$9,672,586,630	$8,989,886,015

Notes to Financial Statements

April 30, 2013

NOTE 1—Significant Accounting Policies

Invesco Comstock Fund, formerly Invesco Van Kampen Comstock Fund (the “Fund”), is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular

13                         Invesco Comstock Fund

day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14                         Invesco Comstock Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.50%
Next $1 billion	0.45%
Next $1 billion	0.40%
Over $3 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

15                         Invesco Comstock Fund

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75% respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 0.89%, 1.64%, 1.64%, 1.14%, 0.64% and 0.64% respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2013, the Adviser waived advisory fees of $322,590.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

IDI had contractually agreed, through December 31, 2012, to limit Rule 12b-1 plan fees for Class B shares to 0.25% of average daily net assets. For the year ended April 30, 2013, 12b-1 fees for Class B shares were $1,391,731 after fee waivers of $1,507,373.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2013, IDI advised the Fund that IDI retained $574,072 in front-end sales commissions from the sale of Class A shares and $6,705, $149,749 and $9,979 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

16                         Invesco Comstock Fund

The following is a summary of the tiered valuation input levels, as of April 30, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$9,443,059,105	$208,651,833	$—	$9,651,710,938
Foreign Currency Contracts*	—	(5,163,026)	—	(5,163,026)
Total Investments	$9,443,059,105	$203,488,807	$—	$9,646,547,912

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Foreign currency contracts(a)	$—	$(5,163,026)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended April 30, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Foreign Currency Contracts*
Realized Gain (Loss)
Currency risk	$(6,708,772)
Change in Unrealized Appreciation (Depreciation)
Currency risk	(5,163,026)
Total	$(11,871,798)

*	The average notional value of foreign currency contracts outstanding during the period was $547,555,327.

Open Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/15/13	Bank of New York	CHF	39,111,999	USD	42,031,056	$42,071,113	$ (40,057)
05/15/13	Citibank N.A.	CHF	40,533,371	USD	43,558,275	43,600,022	(41,747)
05/15/13	State Street Bank and Trust Co.	CHF	72,419,627	USD	77,820,360	77,898,711	(78,351)
05/15/13	Bank of New York	EUR	53,685,573	USD	70,319,511	70,712,140	(392,629)
05/15/13	CIBC N.A.	EUR	69,741,840	USD	91,350,791	91,860,708	(509,917)
05/15/13	Citibank N.A.	EUR	59,054,132	USD	77,351,169	77,783,357	(432,188)
05/15/13	State Street Bank and Trust Co.	EUR	59,054,136	USD	77,354,422	77,783,362	(428,940)
05/15/13	Bank of New York	GBP	53,874,101	USD	82,805,301	83,679,274	(873,973)
05/15/13	CIBC N.A.	GBP	72,730,036	USD	111,809,048	112,967,019	(1,157,971)
05/15/13	Citibank N.A.	GBP	37,614,335	USD	57,821,170	58,423,996	(602,826)
05/15/13	State Street Bank and Trust Co.	GBP	37,711,870	USD	57,971,064	58,575,491	(604,427)
Total open foreign currency contracts							$(5,163,026)

Currency Abbreviations:

CHF	– Swiss Franc
GBP	– British Pound Sterling

EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2013, the Fund engaged in securities sales of $7,819,650, which resulted in net realized gains of $2,637,148.

17                         Invesco Comstock Fund

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended April 30, 2013, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $11,983.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2013 and 2012:

	2013	2012
Ordinary income	$136,707,342	$120,712,312

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$26,988,888
Net unrealized appreciation — investments	1,465,395,510
Net unrealized appreciation — other investments	2,120
Temporary book/tax differences	(590,210)
Capital loss carryforward	(831,976,175)
Shares of beneficial interest	9,012,766,497
Total net assets	$9,672,586,630

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $500,384,410 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2013, which expires as follows:

	Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2017	$823,271,437	$—	$823,271,437
April 30, 2018	8,704,738	—	8,704,738
Total capital loss carryforward	$831,976,175	$—	$831,976,175

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganizations of Invesco Large Cap Basic Value Fund and Invesco Value II Fund and December 19, 2011, the date of the reorganization of Invesco Value Fund into the Fund are realized on securities held in each fund at such dates of reorganizations, the capital loss carryforward may be further limited for up to five years from the dates of the reorganizations.

18                         Invesco Comstock Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2013 was $1,059,984,022 and $2,279,789,836, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,012,776,612
Aggregate unrealized (depreciation) of investment securities	(547,381,102)
Net unrealized appreciation of investment securities	$1,465,395,510

Cost of investments for tax purposes is $8,186,315,428.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and other fair fund distribution transactions, on April 30, 2013, undistributed net investment income was increased by $705,685 and undistributed net realized gain (loss) was decreased by $705,685. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity
	Years ended April 30,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	28,354,606	$509,828,054	28,137,121	$441,783,452
Class B	143,151	2,553,384	203,709	3,285,777
Class C	1,426,339	25,880,300	1,079,102	17,212,159
Class R	4,357,115	78,208,878	3,888,940	60,770,192
Class Y	26,160,421	463,679,469	48,895,738	742,021,366
Class R5	7,779,805	137,210,242	16,690,720	250,577,692
Class R6(b)	9,312,883	165,064,469	—	—

Issued as reinvestment of dividends:
Class A	4,492,477	79,105,801	4,349,133	68,097,142
Class B	219,159	3,778,268	332,838	5,199,128
Class C	179,046	3,139,068	160,972	2,520,646
Class R	141,889	2,492,487	133,892	2,096,694
Class Y	1,920,856	33,741,238	1,922,517	30,095,202
Class R5	404,643	7,093,115	317,369	5,008,337
Class R6	77,812	1,435,018	—	—

Issued in connection with acquisitions:(c)
Class A	—	—	12,227,583	195,132,286
Class B	—	—	938,482	14,663,335
Class C	—	—	1,094,732	17,269,471
Class R	—	—	108,762	1,821,636
Class Y	—	—	5,264,763	87,582,134
Class R5	—	—	42,555	713,103

Automatic conversion of Class B shares to Class A shares:
Class A	5,642,919	101,141,273	6,428,978	101,706,655
Class B	(5,645,296)	(101,141,273)	(6,369,442)	(101,706,655)

Reacquired:
Class A	(63,691,543)	(1,123,333,059)	(82,162,169)	(1,283,226,533)
Class B	(2,711,012)	(47,451,894)	(5,430,937)	(84,447,708)
Class C	(4,902,931)	(86,081,404)	(6,338,779)	(99,603,725)
Class R	(4,932,584)	(87,839,904)	(4,397,026)	(69,185,350)
Class Y	(47,953,400)	(818,015,661)	(32,973,058)	(509,913,366)
Class R5	(11,982,079)	(212,167,847)	(3,334,005)	(52,687,177)
Class R6	(2,039,715)	(38,280,344)	—	—
Net increase (decrease) in share activity	(53,245,439)	$(899,960,322)	(8,787,510)	$(153,214,107)

19                         Invesco Comstock Fund

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Large Cap Basic Value Fund and Invesco Value II Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 13,377,277 shares of the Fund for 7,828,863 shares outstanding of Invesco Large Cap Basic Value Fund and 8,473,367 shares outstanding of Invesco Value II Fund as of the close of business on May 20, 2011. Each class of the Target Funds were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Funds to the net asset value of the Fund on the close of business, May 20, 2011. Invesco Large Cap Basic Value Fund’s net assets as of the close of business on May 20, 2011 of $85,450,496, including $18,438,726 of unrealized appreciation and Invesco Value II Fund’s net assets as of the close of business on May 20, 2011 of $138,753,893 including $21,433,501 of unrealized appreciation, were combined with those of the Fund . The net assets of the Fund immediately before the acquisition were $9,011,495,941. The net assets immediately after the acquisition were $9,235,700,330.
Additionally, as of the opening of business on December 19, 2011, the Fund acquired all the net assets of Invesco Value Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on November 28, 2011. The acquisition was accomplished by a tax- free exchange of 6,299,600 shares of the Fund for 7,875,802 shares outstanding of the Target Fund as of the close of business on December 16, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, December 16, 2011. The Target Fund’s net assets at that date of $92,977,576, including $5,974,337 of unrealized depreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $7,998,387,222. The net assets immediately after the acquisition were $8,091,364,798.
The pro forma results of operations for the year ended April 30, 2012, assuming both reorganizations had been completed on May 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$135,691,777
Net realized/unrealized gains (losses)	(188,267,656)
Change in net assets resulting from operations	$(52,575,879)
The combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed. It is not practicable to separate the amounts of revenue and earnings of each Target Fund that has been included in the Fund’s Statement of Operations since their respective reorganization dates.

20                         Invesco Comstock Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Class A
Year ended 04/30/13	$16.93	$0.27	$3.32	$3.59	$(0.27)	$—	$(0.27)	$20.25	21.46	%(c)	$6,034,792	0.86	%(d)	0.86	%(d)	1.56	%(d)	12%
Year ended 04/30/12	17.20	0.25	(0.30)	(0.05)	(0.22)	—	(0.22)	16.93	(0.19	)(c)	5,473,149	0.88		0.88		1.55		17
Four months ended 04/30/11	15.73	0.06	1.46	1.52	(0.05)	—	(0.05)	17.20	9.71	(c)	6,092,190	0.84	(e)	0.84	(e)	1.18	(e)	10
Year ended 12/31/10	13.81	0.20	1.93	2.13	(0.21)	—	(0.21)	15.73	15.60	(c)	5,760,670	0.86		0.86		1.39		18
Year ended 12/31/09	10.85	0.19	2.95	3.14	(0.18)	—	(0.18)	13.81	29.45	(f)	5,759,425	0.89		0.89		1.63		14
Year ended 12/31/08	17.48	0.32	(6.48)	(6.16)	(0.32)	(0.15)	(0.47)	10.85	(35.89	)(f)	5,798,794	0.84		0.84		2.16		19
Class B
Year ended 04/30/13	16.93	0.23	3.30	3.53	(0.23)	—	(0.23)	20.23	21.11	(c)	248,404	1.09	(d)	1.61	(d)	1.33	(d)	12
Year ended 04/30/12	17.20	0.25	(0.30)	(0.05)	(0.22)	—	(0.22)	16.93	(0.19	)(c)(g)	343,166	0.88	(g)	0.88	(g)	1.55	(g)	17
Four months ended 04/30/11	15.73	0.06	1.46	1.52	(0.05)	—	(0.05)	17.20	9.71	(c)(g)	526,168	0.84	(e)(g)	0.84	(e)(g)	1.18	(e)(g)	10
Year ended 12/31/10	13.81	0.20	1.93	2.13	(0.21)	—	(0.21)	15.73	15.60	(c)(g)	547,060	0.86	(g)	0.86	(g)	1.39	(g)	18
Year ended 12/31/09	10.85	0.19	2.95	3.14	(0.18)	—	(0.18)	13.81	29.45	(f)(g)	756,515	0.89	(g)	0.89	(g)	1.64	(g)	14
Year ended 12/31/08	17.49	0.32	(6.49)	(6.17)	(0.32)	(0.15)	(0.47)	10.85	(35.93	)(f)(g)	906,301	0.84	(g)	0.84	(g)	2.16	(g)	19
Class C
Year ended 04/30/13	16.93	0.14	3.31	3.45	(0.14)	—	(0.14)	20.24	20.52	(c)	469,962	1.61	(d)	1.61	(d)	0.81	(d)	12
Year ended 04/30/12	17.20	0.13	(0.30)	(0.17)	(0.10)	—	(0.10)	16.93	(0.94	)(c)	448,866	1.63		1.63		0.80		17
Four months ended 04/30/11	15.74	0.02	1.46	1.48	(0.02)	—	(0.02)	17.20	9.43	(c)	524,840	1.59	(e)	1.59	(e)	0.43	(e)	10
Year ended 12/31/10	13.81	0.09	1.94	2.03	(0.10)	—	(0.10)	15.74	14.82	(c)	506,742	1.61		1.61		0.64		18
Year ended 12/31/09	10.86	0.10	2.94	3.04	(0.09)	—	(0.09)	13.81	28.37	(f)	538,048	1.64		1.64		0.87		14
Year ended 12/31/08	17.49	0.21	(6.48)	(6.27)	(0.21)	(0.15)	(0.36)	10.86	(36.35	)(f)	544,631	1.59		1.59		1.41		19
Class R
Year ended 04/30/13	16.93	0.23	3.31	3.54	(0.23)	—	(0.23)	20.24	21.11	(c)	220,443	1.11	(d)	1.11	(d)	1.31	(d)	12
Year ended 04/30/12	17.19	0.20	(0.28)	(0.08)	(0.18)	—	(0.18)	16.93	(0.38	)(c)	191,685	1.13		1.13		1.30		17
Four months ended 04/30/11	15.73	0.05	1.45	1.50	(0.04)	—	(0.04)	17.19	9.57	(c)	199,254	1.09	(e)	1.09	(e)	0.93	(e)	10
Year ended 12/31/10	13.81	0.16	1.93	2.09	(0.17)	—	(0.17)	15.73	15.32	(c)	184,927	1.11		1.11		1.14		18
Year ended 12/31/09	10.85	0.15	2.96	3.11	(0.15)	—	(0.15)	13.81	29.13	(f)	164,959	1.14		1.14		1.35		14
Year ended 12/31/08	17.49	0.28	(6.49)	(6.21)	(0.28)	(0.15)	(0.43)	10.85	(36.09	)(f)	130,746	1.09		1.09		1.91		19
Class Y(h)
Year ended 04/30/13	16.93	0.32	3.31	3.63	(0.31)	—	(0.31)	20.25	21.76	(c)	2,151,816	0.61	(d)	0.61	(d)	1.81	(d)	12
Year ended 04/30/12	17.20	0.28	(0.29)	(0.01)	(0.26)	—	(0.26)	16.93	0.06	(c)	2,135,728	0.63		0.63		1.80		17
Four months ended 04/30/11	15.73	0.08	1.45	1.53	(0.06)	—	(0.06)	17.20	9.78	(c)	1,771,697	0.59	(e)	0.59	(e)	1.43	(e)	10
Year ended 12/31/10	13.80	0.23	1.94	2.17	(0.24)	—	(0.24)	15.73	15.97	(c)	1,530,636	0.61		0.61		1.65		18
Year ended 12/31/09	10.85	0.21	2.95	3.16	(0.21)	—	(0.21)	13.80	29.67	(f)	1,181,166	0.64		0.64		1.85		14
Year ended 12/31/08	17.48	0.35	(6.48)	(6.13)	(0.35)	(0.15)	(0.50)	10.85	(35.73	)(f)	896,154	0.59		0.59		2.41		19
Class R5
Year ended 04/30/13	16.93	0.34	3.31	3.65	(0.34)	—	(0.34)	20.24	21.85	(c)	398,311	0.49	(d)	0.49	(d)	1.93	(d)	12
Year ended 04/30/12	17.19	0.31	(0.28)	0.03	(0.29)	—	(0.29)	16.93	0.33	(c)	397,292	0.44		0.44		1.99		17
Four months ended 04/30/11	15.72	0.09	1.45	1.54	(0.07)	—	(0.07)	17.19	9.82	(c)	167,740	0.36	(e)	0.36	(e)	1.66	(e)	10
Year ended 12/31/10(i)	13.33	0.14	2.44	2.58	(0.19)	—	(0.19)	15.72	19.53	(c)	164,600	0.49	(e)	0.49	(e)	1.68	(e)	18
Class R6
Year ended 04/30/13(i)	17.67	0.22	2.54	2.76	(0.18)	—	(0.18)	20.25	15.73	(c)	148,859	0.41	(d)(e)	0.41	(d)(e)	2.01	(d)(e)	12

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $279,205,287 and sold of $89,253,686 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Large Cap Basic Value Fund, Invesco Value Fund and Invesco Value II Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $5,446,890, $289,910, $433,942, $195,731, $1,937,708, $360,957 and $148,205 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for all classes for the period and does not include payments of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC) on Class A shares, the maximum CDSC of 5%, charged on certain redemptions of Class B shares, made within one year of purchase and declining to 0% after the fifth year or on the maximum CDSC of 1%, charged on certain redemptions of Class C shares within one year of purchase. On purchases of $1 million or more of Class A shares, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% on Class A shares, up to 1% on Class B and Class C shares or up to 0.50% on Class R shares, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	Total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% for the year ended April 30, 2012, the four months ended April 30, 2011 and the year ended December 31, 2010 and reflect actual 12b-1 fees of less than 1.00% for the years ended December 31, 2009 and 2008 .
(h)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(i)	Commencement date of June 1, 2010 and September 24, 2012 for Class R5 shares and Class R6 shares, respectively.

21                         Invesco Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Comstock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Comstock Fund (formerly known as Invesco Van Kampen Comstock Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended April 30, 2011 and the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

June 27, 2013

Houston, Texas

22                         Invesco Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/13)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,167.90	$4.62	$1,020.53	$4.31	0.86%
B3	1,000.00	1,165.30	7.25	1,018.10	6.76	1.35
C	1,000.00	1,163.70	8.64	1,016.81	8.05	1.61
R	1,000.00	1,166.60	5.96	1,019.29	5.56	1.11
Y	1,000.00	1,169.40	3.28	1,021.77	3.06	0.61
R5	1,000.00	1,170.20	2.69	1,022.32	2.51	0.50
R6	1,000.00	1,170.50	2.26	1,022.71	2.11	0.42

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2012 through April 30, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
[3]	The annualized expense ratio for Class B shares has been restated to reflect a change in Rule 12b-1 fees. Had this change been in effect throughout the entire most recent fiscal half year the annualized expense ratio for Class B shares would have been 1.61%. The actual and hypothetical expenses paid have been restated as if the changes discussed previously had been in effect throughout the entire most recent fiscal half year are $8.64 and $8.05, respectively for Class B shares.

23                         Invesco Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief, Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Comstock Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905                 VK-COM-AR-1         Invesco Distributors, Inc.

Annual Report to Shareholders April 30, 2013
Invesco Mid Cap Growth Fund Nasdaq: A: VGRAX ■ B: VGRBX ■ C: VGRCX ■ R: VGRRX ■ Y: VGRDX ■ R5: VGRJX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    The reporting period covered by this report was challenging. For much of the reporting period, US economic data was only mildly positive, and investors closely monitored eurozone governments’ efforts to reduce debt levels, strengthen the banking system and stimulate economic growth. The economic uncertainty of 2012 gave way to greater optimism in the first quarter of 2013, and investors pushed major US equity indexes to multiyear or even all-time highs. Despite these market changes, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

    Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                        Invesco Mid Cap Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

    No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

    Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

    To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

    You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

    In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

    Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                        Invesco Mid Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2013, Invesco Mid Cap Growth Fund had solid positive returns at net asset value (NAV), but underperformed its style-specific benchmark, the Russell Midcap Growth Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/12 to 4/30/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.44%
Class B Shares	10.46
Class C Shares	9.62
Class R Shares	10.19
Class Y Shares	10.73
Class R5 Shares	10.93
S&P 500 Index‚ (Broad Market Index)	16.89
Russell Midcap Growth Index■ (Style-Specific Index)	14.42
Lipper Mid-Cap Growth Funds Index♦ (Peer Group Index)	11.38

Source(s):	‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Russell via FactSet Research Systems Inc.; ♦Lipper Inc.

How we invest

To narrow our investment universe, we use a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. The result of this distillation process is a set of stocks we analyze in greater depth.

    Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also employ a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the company’s business cycle, and other factors that best reflect a company’s value.

    Risk management plays an important role in portfolio construction. Our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth and dividing the portfolio between stable growth stocks and catalyst-driven stocks.

    We consider selling a stock for any of the following reasons:

■	The price target set at purchase has been reached.
■	There is deterioration in fundamentals.
■	The catalysts for growth are no longer present or are reflected in the stock price.
■	There is a more attractive investment opportunity.

Market conditions and your Fund

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified, and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the US, where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

    In early fall, as the European Central Bank implemented new measures to support member economies and the US Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013. However, for the first time in years, markets appeared willing to look past headline events. US equity markets were generally strong in the final few months of the reporting period, with major market indexes setting multiyear or even all-time highs.1

    Despite volatility for much of the fiscal year, major equity market indexes delivered double-digit gains.2 In this environment, the Fund, at NAV, had solid positive returns but underperformed its style-specific index, the Russell Midcap Growth Index, during the fiscal year. Strong performance in the industrials, telecommunication services, consumer discretionary, health care and financials sectors was offset by underperformance in other sectors, especially in information technology (IT) and materials.

Portfolio Composition By sector

Consumer Discretionary	25.2%
Industrials	18.1
Information Technology	13.5
Health Care	13.4
Energy	7.2
Materials	6.9
Financials	5.9
Consumer Staples	4.5
Telecommunication Services	3.9
Money Market Funds Plus Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*

1. PPG Industries, Inc.	2.3%
2. Affiliated Managers Group, Inc.	2.3
3. SBA Communications Corp.- Class A	2.1
4. Onyx Pharmaceuticals, Inc.	2.1
5. AMETEK, Inc.	2.1
6. Wynn Resorts Ltd.	2.0
7. Discovery Communications, Inc.- Class A	1.9
8. O’Reilly Automotive, Inc.	1.8
9. Fastenal Co.	1.8
10. Amphenol Corp.-Class A	1.8

Total Net Assets	$1.8 billion

Total Number of Holdings*	78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                        Invesco Mid Cap Growth Fund

    The IT sector was the most challenging for the Fund during the reporting period, and F5 Networks was the largest detractor in this space. Despite solid products used for prioritizing Internet traffic, the firm struggled due to exposure to slowing European economies and also to the somewhat sporadic spending of large telecom companies. ON Semiconductor also detracted from performance during the reporting period. Due to continuing concerns that the global economy was slowing, the demand for semiconductors fell off sharply. In addition, the departure of some key executives from ON indicated that there were more issues with the business than just the cyclical downturn, and we sold the stock.

    In the materials sector, a downturn in the macroeconomic outlook during the fiscal year led to questions regarding the earnings of many companies, including specialty metals producer Allegheny Technologies. The mid-year slowdown in global economic development and related demand for metals hurt its current business and made the intermediate-term outlook cloudy as well. Owens-Illinois produces specialty glass containers and had significant exposure in Europe where the outlook became considerably gloomier than in the US. Both holdings were sold during the reporting period.

    The Fund outperformed its style-specific benchmark by the widest margin in the industrials sector. Mastec is a top contractor involved in several key infrastructure areas. The company helps install generators and antennas involved in rolling out new broadband networks across the US. Additionally, Mastec benefited from pipeline construction spurred by new drilling methods being employed throughout the country. The firm also benefited from repair and replacement of aging utility and power transmission infrastructure. Flowserve and Kansas City Southern were also solid contributors in this sector.

    The strongest-performing sector in the Russell Midcap Growth Index during the reporting period was telecommunication services. The Fund outperformed its style-specific index in this sector on the back of two particularly successful investments. SBA Communications is a tower operator that continued to benefit from the build-outs of 3G and now 4G wireless networks, which utilize SBA’s towers to deploy their broadband and telecommunications equipment. Sprint Nextel also contributed to performance as it implemented several initiatives to make its business competitive again and received multiple offers for strategic corporate partnership, which drove the stock price higher.

    As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco Mid Cap Growth Fund.

1	Source: Reuters
2	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jim Leach Chartered Financial Analyst, portfolio manager, is manager of Invesco Mid Cap Growth Fund. He joined Invesco in 2011. Mr. Leach earned a BS in mechanical engineering from the University of California and an MBA from New York University Stern School of Business.

5                        Invesco Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 4/30/03

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                        Invesco Mid Cap Growth Fund

Average Annual Total Returns
As of 4/30/13, including maximum applicable sales charges

Class A Shares
Inception (12/27/95)	11.33%
10 Years	10.10
5 Years	3.31
1 Year	4.36

Class B Shares
Inception (12/27/95)	11.34%
10 Years	10.25
5 Years	4.01
1 Year	5.46

Class C Shares
Inception (12/27/95)	10.89%
10 Years	9.90
5 Years	3.72
1 Year	8.61

Class R Shares
Inception (7/11/08)	7.09%
1 Year	10.19

Class Y Shares
Inception (8/12/05)	7.32%
5 Years	4.76
1 Year	10.73

Class R5 Shares
10 Years	10.84%
5 Years	4.71
1 Year	10.93

Effective June 1, 2010, Class A, Class B, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Mid Cap Growth Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Mid Cap Growth Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Mid Cap Growth Fund (renamed Invesco Mid Cap Growth Fund). Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 3/31/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/27/95)	11.28%
10 Years	10.51
5 Years	4.70
1 Year	1.39

Class B Shares
Inception (12/27/95)	11.29%
10 Years	10.65
5 Years	5.41
1 Year	2.30

Class C Shares
Inception (12/27/95)	10.84%
10 Years	10.31
5 Years	5.11
1 Year	5.51

Class R Shares
Inception (7/11/08)	6.84%
1 Year	7.05

Class Y Shares
Inception (8/12/05)	7.16%
5 Years	6.16
1 Year	7.57

Class R5 Shares
10 Years	11.25%
5 Years	6.11
1 Year	7.77

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.31%, 1.31%, 2.06%, 1.56%, 1.06% and 0.85%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                        Invesco Mid Cap Growth Fund

Invesco Mid Cap Growth Fund’s investment objective is to seek capital growth.

■	Unless otherwise stated, information presented in this report is as of April 30, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Medium-sized companies risk. Medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of medium-sized companies generally are less liquid than larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

■	Growth investing risk. Investments in growth-oriented equity securities may have above-average volatility of price movement. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund’s investments will vary and at times may be lower or higher than that of other types of investments.
■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
■	Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VGRAX
Class B Shares	VGRBX
Class C Shares	VGRCX
Class R Shares	VGRRX
Class Y Shares	VGRDX
Class R5 Shares	VGRJX

8                        Invesco Mid Cap Growth Fund

Schedule of Investments(a)

April 30, 2013

	Shares	Value
Common Stocks & Other Equity Interests–98.57%
Aerospace & Defense–2.88%
B/E Aerospace, Inc.(b)	427,985	$26,851,779
Triumph Group, Inc.	323,940	25,882,806
		52,734,585

Apparel Retail–2.17%
Ross Stores, Inc.	292,297	19,312,063
Urban Outfitters, Inc.(b)	492,591	20,412,971
		39,725,034

Apparel, Accessories & Luxury Goods–4.43%
Michael Kors Holdings Ltd.(b)	384,485	21,892,576
Ralph Lauren Corp.	160,782	29,194,795
Under Armour, Inc.–Class A(b)	528,345	30,157,933
		81,245,304

Application Software–2.46%
Citrix Systems, Inc.(b)	425,916	26,479,198
Salesforce.com, Inc.(b)	452,688	18,610,003
		45,089,201

Asset Management & Custody Banks–2.32%
Affiliated Managers Group, Inc.(b)	272,832	42,474,486

Automobile Manufacturers–1.69%
Tesla Motors, Inc.(b)	575,194	31,054,724

Automotive Retail–1.83%
O’Reilly Automotive, Inc.(b)	312,097	33,494,250

Biotechnology–5.51%
BioMarin Pharmaceutical Inc.(b)	475,105	31,166,888
Medivation Inc.(b)	592,144	31,211,910
Onyx Pharmaceuticals, Inc.(b)	406,594	38,545,111
		100,923,909

Broadcasting–1.89%
Discovery Communications, Inc.– Class A(b)	439,842	34,668,346

Building Products–1.81%
Fortune Brands Home & Security Inc.	324,415	11,805,462
Lennox International Inc.	345,950	21,448,900
		33,254,362

Casinos & Gaming–2.53%
Penn National Gaming, Inc.(b)	182,062	10,659,730
Wynn Resorts Ltd.	260,350	35,746,055
		46,405,785

Commodity Chemicals–0.78%
LyondellBasell Industries N.V.–Class A	236,101	14,331,331

Communications Equipment–1.76%
F5 Networks, Inc.(b)	180,496	13,795,309
Palo Alto Networks, Inc.(b)	340,284	18,409,365
		32,204,674

	Shares	Value
Computer & Electronics Retail–0.84%
Best Buy Co., Inc.	589,154	$15,312,112

Construction & Engineering–1.35%
MasTec Inc.(b)	887,952	24,685,066

Construction & Farm Machinery & Heavy Trucks–2.37%
Cummins Inc.	195,420	20,790,734
Joy Global Inc.	399,932	22,604,156
		43,394,890

Construction Materials–1.19%
Martin Marietta Materials, Inc	216,428	21,857,064

Consumer Finance–1.61%
Discover Financial Services	674,174	29,488,371

Data Processing & Outsourced Services–1.59%
Alliance Data Systems Corp.(b)(c)	169,998	29,200,556

Distillers & Vintners–0.75%
Constellation Brands, Inc.–Class A(b)	278,287	13,733,463

Diversified Chemicals–2.34%
PPG Industries, Inc.	291,148	42,839,517

Electrical Components & Equipment–2.06%
AMETEK, Inc.	924,883	37,651,987

Electronic Components–1.79%
Amphenol Corp.–Class A	434,629	32,823,182

Environmental & Facilities Services–1.54%
Waste Connections, Inc.	743,189	28,204,023

Food Retail–1.72%
Whole Foods Market, Inc.	357,735	31,595,155

Health Care Equipment–0.89%
Intuitive Surgical, Inc.(b)	32,957	16,224,402

Health Care Facilities–1.78%
Universal Health Services, Inc.–Class B	488,969	32,560,446

Health Care Services–3.51%
Catamaran Corp.(b)	561,033	32,388,435
DaVita HealthCare Partners Inc.(b)	110,907	13,159,116
Omnicare, Inc.(c)	429,631	18,804,949
		64,352,500

Health Care Technology–0.74%
HMS Holdings Corp.(b)	534,910	13,485,081

Homebuilding–0.91%
Toll Brothers, Inc.(b)	488,241	16,751,549

Household Appliances–0.83%
Whirlpool Corp.	132,376	15,127,929

Household Products–1.22%
Church & Dwight Co., Inc.	351,077	22,430,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Mid Cap Growth Fund

	Shares	Value
Industrial Gases–0.12%
Airgas, Inc.	23,253	$2,247,402

Industrial Machinery–1.59%
Flowserve Corp.	184,422	29,160,807

Internet Retail–0.45%
Netflix Inc.(b)(c)	37,963	8,202,665

Internet Software & Services–2.35%
Equinix, Inc.(b)	141,705	30,339,041
LinkedIn Corp.–Class A(b)	66,257	12,727,307
		43,066,348

IT Consulting & Other Services–0.53%
Teradata Corp.(b)	191,625	9,786,289

Movies & Entertainment–1.78%
Cinemark Holdings, Inc.	1,053,902	32,555,033

Oil & Gas Equipment & Services–3.45%
Cameron International Corp.(b)	468,988	28,866,211
FMC Technologies, Inc.(b)	279,245	15,163,004
Superior Energy Services, Inc.(b)	696,959	19,229,099
		63,258,314

Oil & Gas Exploration & Production–3.78%
EQT Corp.	300,133	22,545,991
Gulfport Energy Corp.(b)	295,187	15,405,809
Pioneer Natural Resources Co.	256,648	31,370,085
		69,321,885

Packaged Foods & Meats–0.81%
Mead Johnson Nutrition Co.	182,142	14,769,895

Pharmaceuticals–1.00%
Shire PLC–ADR (Ireland)	196,200	18,372,168

Railroads–1.46%
Kansas City Southern	245,781	26,807,334

Regional Banks–1.21%
First Republic Bank	581,457	22,083,737

Restaurants–1.08%
Panera Bread Co.–Class A(b)	111,513	19,763,449

Semiconductors–2.22%
Avago Technologies Ltd.	705,818	22,557,943
Cavium Inc.(b)	208,319	6,551,633
NXP Semiconductor N.V. (Netherlands)(b)	420,364	11,581,028
		40,690,604

	Shares	Value
Specialized Finance–0.78%
CME Group Inc.	234,402	$14,265,706

Specialty Chemicals–1.52%
Albemarle Corp.	454,050	27,810,562

Specialty Stores–4.75%
Dick’s Sporting Goods, Inc.	675,115	32,473,031
Tractor Supply Co.	233,469	25,020,873
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	336,661	29,508,337
		87,002,241

Steel–0.94%
Nucor Corp.	396,533	17,296,769

Systems Software–0.74%
Red Hat, Inc.(b)	282,942	13,561,410

Trading Companies & Distributors–1.79%
Fastenal Co.	669,787	32,853,052

Trucking–1.28%
J.B. Hunt Transport Services, Inc.	331,042	23,527,155

Wireless Telecommunication Services–3.85%
NII Holdings Inc.(b)(c)	1,574,421	13,697,463
SBA Communications Corp.–Class A(b)	488,021	38,548,779
Sprint Nextel Corp.(b)	2,590,327	18,261,805
		70,508,047
Total Common Stocks & Other Equity Interests (Cost $1,425,507,363)		1,806,234,465

Money Market Funds–2.18%
Liquid Assets Portfolio– Institutional Class(d)	20,028,010	20,028,010
Premier Portfolio– Institutional Class(d)	20,028,010	20,028,010
Total Money Market Funds (Cost $40,056,020)		40,056,020
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.75% (Cost $1,465,563,383)		1,846,290,485

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.18%
Liquid Assets Portfolio–Institutional Class (Cost $39,861,880)(d)(e)	39,861,880	39,861,880
TOTAL INVESTMENTS–102.93% (Cost $1,505,425,263)		1,886,152,365
OTHER ASSETS LESS LIABILITIES–(2.93)%		(53,678,324)
NET ASSETS–100.00%		$1,832,474,041

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2013.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Mid Cap Growth Fund

Statement of Assets and Liabilities

April 30, 2013

Assets:
Investments, at value (Cost $1,425,507,363)*	$1,806,234,465
Investments in affiliated money market funds, at value and cost	79,917,900
Total investments, at value (Cost $1,505,425,263)	1,886,152,365
Cash	25,269
Receivable for:
Investments sold	11,168,482
Fund shares sold	1,721,841
Dividends	353,349
Investment for trustee deferred compensation and retirement plans	102,766
Other assets	404,768
Total assets	1,899,928,840

Liabilities:
Payable for:
Investments purchased	22,246,745
Fund shares reacquired	3,120,340
Collateral upon return of securities loaned	39,861,880
Accrued fees to affiliates	1,676,459
Accrued trustees’ and officers’ fees and benefits	3,763
Accrued other operating expenses	203,695
Trustee deferred compensation and retirement plans	341,917
Total liabilities	67,454,799
Net assets applicable to shares outstanding	$1,832,474,041

Net assets consist of:
Shares of beneficial interest	$1,619,347,885
Undistributed net investment income (loss)	(6,238,625)
Undistributed net realized gain (loss)	(161,362,321)
Unrealized appreciation	380,727,102
$1,832,474,041

Net Assets:
Class A	$1,491,997,351
Class B	$106,585,940
Class C	$134,484,495
Class R	$31,409,849
Class Y	$48,115,339
Class R5	$19,881,067

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	47,987,691
Class B	3,943,143
Class C	5,150,968
Class R	1,022,595
Class Y	1,514,242
Class R5	623,736
Class A:
Net asset value per share	$31.09
Maximum offering price per share
(Net asset value of $31.09 ÷ 94.50%)	$32.90
Class B:
Net asset value and offering price per share	$27.03
Class C:
Net asset value and offering price per share	$26.11
Class R:
Net asset value and offering price per share	$30.72
Class Y:
Net asset value and offering price per share	$31.78
Class R5:
Net asset value and offering price per share	$31.87

*	At April 30, 2013, securities with an aggregate value of $38,851,176 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Mid Cap Growth Fund

Statement of Operations

For the year ended April 30, 2013

Investment income:
Dividends (net of foreign withholding taxes of $190,787)	$19,190,442
Dividends from affiliated money market funds (includes securities lending income of $1,965,013)	2,009,536
Total investment income	21,199,978

Expenses:
Advisory fees	12,403,679
Administrative services fees	412,252
Custodian fees	45,969
Distribution fees:
Class A	3,632,729
Class B	285,070
Class C	1,271,077
Class R	164,317
Transfer agent fees — A, B, C, R and Y	5,221,207
Transfer agent fees — R5	14,124
Trustees’ and officers’ fees and benefits	78,323
Other	462,282
Total expenses	23,991,029
Less: Fees waived and expense offset arrangement(s)	(58,556)
Net expenses	23,932,473
Net investment income (loss)	(2,732,495)

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $577,561)	63,191,829
Change in net unrealized appreciation of investment securities	152,822,036
Net realized and unrealized gain	216,013,865
Net increase in net assets resulting from operations	$213,281,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended April 30, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$(2,732,495)	$(9,217,806)
Net realized gain (loss)	63,191,829	(45,098,949)
Change in net unrealized appreciation (depreciation)	152,822,036	(117,227,576)
Net increase (decrease) in net assets resulting from operations	213,281,370	(171,544,331)

Distributions to shareholders from net realized gains:
Class A	—	(84,792,467)
Class B	—	(9,607,933)
Class C	—	(8,351,094)
Class R	—	(902,695)
Class Y	—	(3,275,918)
Class R5	—	(101,928)
Total distributions from net realized gains	—	(107,032,035)

Share transactions–net:
Class A	119,347,551	(116,385,683)
Class B	(14,849,599)	(32,997,614)
Class C	23,210,936	(15,859,736)
Class R	10,559,171	5,617,373
Class Y	(9,365,584)	11,779,418
Class R5	14,216,234	2,446,795
Net increase (decrease) in net assets resulting from share transactions	143,118,709	(145,399,447)
Net increase (decrease) in net assets	356,400,079	(423,975,813)

Net assets:
Beginning of year	1,476,073,962	1,900,049,775
End of year (includes undistributed net investment income (loss) of $(6,238,625) and $(3,402,189), respectively)	$1,832,474,041	$1,476,073,962

Notes to Financial Statements

April 30, 2013

NOTE 1—Significant Accounting Policies

Invesco Mid Cap Growth Fund, formerly Invesco Van Kampen Mid Cap Growth Fund, (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be

13                         Invesco Mid Cap Growth Fund

considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to

14                         Invesco Mid Cap Growth Fund

shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                         Invesco Mid Cap Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 1.40%, 2.15%, 2.15%, 1.65%, 1.15% and 1.15%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend of continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended April 30, 2013, the Adviser waived advisory fees of $49,461.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended April 30, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2013, IDI advised the Fund that IDI retained $139,086 in front-end sales commissions from the sale of Class A shares and $616, $96,354 and $3,950 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2013, the Fund incurred $27,151 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to

16                         Invesco Mid Cap Growth Fund

significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2013, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2013, the Fund engaged in securities sales of $1,735,836, which resulted in net realized gains of $577,561.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,095.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2013 and 2012:

	2013	2012
Ordinary income	$—	$36,405,815
Long-term capital gain	—	70,626,220
Total distributions	$—	$107,032,035

17                         Invesco Mid Cap Growth Fund

Tax Components of Net Assets at Period-End:

2013
Net unrealized appreciation — investments	$379,779,704
Temporary book/tax differences	(325,941)
Post-October deferrals	(20,774,572)
Late-Year ordinary loss deferrals	(5,912,684)
Capital loss carryforward	(139,640,351)
Shares of beneficial interest	1,619,347,885
Total net assets	$1,832,474,041

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $62,503,452 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2017	$139,640,351	$—	$139,640,351

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 11, 2012, the date of reorganization of Invesco Capital Development Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2013 was $1,378,687,160 and $1,314,128,953, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$410,158,857
Aggregate unrealized (depreciation) of investment securities	(30,379,153)
Net unrealized appreciation of investment securities	$379,779,704

Cost of investments for tax purposes is $1,506,372,661.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of proxy cost and fair funds settlements, on April 30, 2013, undistributed net investment income (loss) was increased by $115,027, undistributed net realized gain (loss) was decreased by $85,027 and shares of beneficial interest was decreased by $30,000. Further, as a result of tax deferrals and capital loss carryforward acquired in the reorganization of Invesco Capital Development Fund into the Fund, undistributed net investment income (loss) was decreased by $218,968, undistributed net realized gain (loss) was decreased by $145,349,100 and shares of beneficial interest was increased by $145,568,068. These reclassifications had no effect on the net assets of the Fund.

18                         Invesco Mid Cap Growth Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended April 30,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	3,767,489	$105,499,274	4,978,879	$140,017,333
Class B	31,585	780,304	66,704	1,635,680
Class C	357,022	8,499,564	440,126	10,605,381
Class R	222,149	6,127,960	294,289	8,306,287
Class Y	522,239	14,741,599	1,066,698	30,010,470
Class R5	294,948	8,415,361	103,690	2,784,970

Issued as reinvestment of dividends:
Class A	—	—	3,220,770	82,322,866
Class B	—	—	422,298	9,375,010
Class C	—	—	364,305	7,901,774
Class R	—	—	35,595	901,986
Class Y	—	—	109,757	2,856,977
Class R5	—	—	3,883	101,106

Issued in connection with acquisitions:(b)
Class A	16,448,346	428,914,181	—	—
Class B	1,150,727	26,095,316	—	—
Class C	2,165,559	47,714,113	—	—
Class R	888,909	22,949,747	—	—
Class Y	236,389	6,285,183	—	—
Class R5	464,820	12,375,874	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	766,845	21,613,810	812,822	22,957,151
Class B	(881,590)	(21,613,810)	(910,976)	(22,957,151)

Reacquired:
Class A	(15,601,418)	(436,679,714)	(12,854,778)	(361,683,033)
Class B	(829,640)	(20,111,409)	(875,986)	(21,051,153)
Class C	(1,401,771)	(33,002,741)	(1,415,824)	(34,366,891)
Class R	(665,177)	(18,518,536)	(130,919)	(3,590,900)
Class Y	(1,070,405)	(30,392,366)	(742,708)	(21,088,029)
Class R5	(228,481)	(6,575,001)	(15,533)	(439,281)
Net increase (decrease) in share activity	6,638,545	$143,118,709	(5,026,908)	$(145,399,447)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 11, 2012, the Fund acquired all the net assets of Invesco Capital Development Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 30, 2011 and by the shareholders of the Target Fund on April 30, 2012. The acquisition was accomplished by a tax-free exchange of 21,354,750 shares of the Fund for 35,123,891 shares outstanding of the Target Fund as of the close of business on June 8, 2012. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on June 8, 2012. The Target Fund’s net assets at that date of $544,334,414, including $67,690,735 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,347,144,886 and $1,891,479,300 immediately after the acquisition.
The pro forma results of operations for the year ended April 30, 2013 assuming the reorganization had been completed on May 1, 2012, the beginning of the annual reporting period, are as follows:

Net investment income (loss)	$(3,027,751)
Net realized/unrealized gains	215,315,866
Change in net assets resulting from operations	$212,288,115
The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed; it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since June 11, 2012.

19                         Invesco Mid Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains		Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(b)
Class A
Year ended 04/30/13	$28.15	$(0.03	)(c)	$2.97	$2.94	$—		$31.09	10.44	%(d)	$1,491,997	1.29	%(e)	1.29	%(e)	(0.11	)%(c)(e)	88%
Year ended 04/30/12	33.15	(0.16)		(2.82)	(2.98)	(2.02)		28.15	(8.37	)(d)	1,199,482	1.31		1.31		(0.57)		109
One month ended 04/30/11	31.79	(0.03)		1.39	1.36	—		33.15	4.28	(d)	1,539,895	1.28	(f)	1.28	(f)	(1.10	)(f)	21
Year ended 03/31/11	24.65	(0.16)		7.30	7.14	—		31.79	28.97	(d)	1,485,888	1.29		1.29		(0.61)		162
Year ended 03/31/10	14.37	(0.10)		10.38	10.28	—		24.65	71.54	(g)	1,441,286	1.24		1.31		(0.49)		25
Year ended 03/31/09	25.07	(0.11)		(10.43)	(10.54)	(0.16	)(h)	14.37	(42.02	)(g)	848,832	1.19		1.40		(0.58)		29
Class B
Year ended 04/30/13	24.47	(0.03	)(c)	2.59	2.56	—		27.03	10.46	(d)(i)	106,586	1.29	(e)(i)	1.29	(e)(i)	(0.11	)(c)(e)(i)	88
Year ended 04/30/12	29.11	(0.11)		(2.51)	(2.62)	(2.02)		24.47	(8.29	)(d)(i)	109,449	1.21	(i)	1.21	(i)	(0.47	)(i)	109
One month ended 04/30/11	27.91	(0.03)		1.23	1.20	—		29.11	4.30	(d)(j)	167,947	1.35	(f)(j)	1.35	(f)(j)	(1.17	)(f)(j)	21
Year ended 03/31/11	21.69	(0.20)		6.42	6.22	—		27.91	28.68	(d)(j)	165,822	1.53	(j)	1.53	(j)	(0.85	)(j)	162
Year ended 03/31/10	12.68	(0.13)		9.14	9.01	—		21.69	71.06	(k)(l)	224,558	1.50	(k)	1.57	(k)	(0.74	)(k)	25
Year ended 03/31/09	22.24	(0.16)		(9.24)	(9.40)	(0.16	)(h)	12.68	(42.24	)(k)(l)	168,132	1.58	(k)	1.81	(k)	(0.94	)(k)	29
Class C
Year ended 04/30/13	23.82	(0.20	)(c)	2.49	2.29	—		26.11	9.62	(d)	134,484	2.04	(e)	2.04	(e)	(0.86	)(c)(e)	88
Year ended 04/30/12	28.63	(0.32)		(2.47)	(2.79)	(2.02)		23.82	(9.06	)(d)	95,998	2.06		2.06		(1.32)		109
One month ended 04/30/11	27.47	(0.04)		1.20	1.16	—		28.63	4.22	(d)	132,885	2.03	(f)	2.03	(f)	(1.85	)(f)	21
Year ended 03/31/11	21.45	(0.32)		6.34	6.02	—		27.47	28.07	(d)	128,536	2.04		2.04		(1.36)		162
Year ended 03/31/10	12.60	(0.23)		9.08	8.85	—		21.45	70.24	(m)	112,608	1.99		2.06		(1.24)		25
Year ended 03/31/09	22.19	(0.23)		(9.20)	(9.43)	(0.16	)(h)	12.60	(42.47	)(m)	69,522	1.94		2.15		(1.33)		29
Class R
Year ended 04/30/13	27.88	(0.10	)(c)	2.94	2.84	—		30.72	10.19	(d)	31,410	1.54	(e)	1.54	(e)	(0.36	)(c)(e)	88
Year ended 04/30/12	32.94	(0.23)		(2.81)	(3.04)	(2.02)		27.88	(8.62	)(d)	16,080	1.56		1.56		(0.82)		109
One month ended 04/30/11	31.59	(0.04)		1.39	1.35	—		32.94	4.27	(d)	12,443	1.53	(f)	1.53	(f)	(1.35	)(f)	21
Year ended 03/31/11	24.55	(0.24)		7.28	7.04	—		31.59	28.68	(d)	11,742	1.54		1.54		(0.86)		162
Year ended 03/31/10	14.35	(0.22)		10.42	10.20	—		24.55	71.08	(n)	4,118	1.49		1.56		(0.96)		25
Period ended 03/31/09(o)	24.15	(0.08)		(9.56)	(9.64)	(0.16)		14.35	(39.89	)(n)(p)	99	1.44	(f)	1.76	(f)	(0.66	)(f)	29
Class Y
Year ended 04/30/13	28.70	0.04	(c)	3.04	3.08	—		31.78	10.73	(d)	48,115	1.04	(e)	1.04	(e)	0.14	(c)(e)	88
Year ended 04/30/12	33.66	(0.09)		(2.85)	(2.94)	(2.02)		28.70	(8.12	)(d)	52,408	1.06		1.06		(0.32)		109
One month ended 04/30/11	32.27	(0.02)		1.41	1.39	—		33.66	4.31	(d)	46,867	1.03	(f)	1.03	(f)	(0.85	)(f)	21
Year ended 03/31/11(q)	24.96	(0.09)		7.40	7.31	—		32.27	29.29	(d)	41,968	1.04		1.04		(0.36)		162
Year ended 03/31/10	14.52	(0.05)		10.49	10.44	—		24.96	71.90	(r)	143,273	0.99		1.06		(0.24)		25
Year ended 03/31/09	25.26	(0.06)		(10.52)	(10.58)	(0.16	)(h)	14.52	(41.86	)(r)	84,681	0.94		1.15		(0.31)		29
Class R5
Year ended 04/30/13	28.73	0.10	(c)	3.04	3.14	—		31.87	10.93	(d)	19,881	0.84	(e)	0.84	(e)	0.34	(c)(e)	88
Year ended 04/30/12	33.64	(0.03)		(2.86)	(2.89)	(2.02)		28.73	(7.97	)(d)	2,656	0.85		0.85		(0.11)		109
One month ended 04/30/11	32.24	(0.02)		1.42	1.40	—		33.64	4.34	(d)	14	0.85	(f)	0.85	(f)	(0.67	)(f)	21
Period ended 03/31/11(o)	24.57	(0.05)		7.72	7.67	—		32.24	31.22	(d)	13	0.82	(f)	0.82	(f)	(0.26	)(f)	162

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended April 30, 2013, the portfolio turnover calculation excludes the value of securities purchased of $463,100,189 and sold of $427,869,406 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Capital Development Fund into the Fund.
(c)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.18) and (0.63)%, $(0.15) and (0.63)%, $(0.32) and (1.38)%, $(0.24) and (0.88)%, $(0.11) and (0.38)% and $(0.05) and (0.18)% for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $1,453,092, $114,028, $127,762, $32,863, $50,215 and $14,914 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	Includes return of capital distributions of less than $0.01.
(i)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% and 0.15% for the years ended April 30, 2013 and 2012, respectively.
(j)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.32% and 0.49% for the one month ended April 30, 2011 and the year ended March 31, 2011, respectively.
(k)	The Total return, Ratio of expenses to average net assets and Ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(l)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(m)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20                         Invesco Mid Cap Growth Fund

(n)	Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of up to 0.50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(o)	Commencement date of July 11, 2008 and June 1, 2010 for Class R and Class R5 shares, respectively.
(p)	Non-annualized.
(q)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(r)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

NOTE 13—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Dynamics Fund (the “Target Fund”) in exchange for shares of the Fund (the “Reorganization”).

The Agreement was approved by the Target Fund’s shareholders on April 24, 2013 and the Reorganization is expected to close on July 15, 2013. Upon the closing of the Reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

21                         Invesco Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Mid Cap Growth Fund (formerly known as Invesco Van Kampen Mid Cap Growth Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended April 30, 2011 and the year ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated May 18, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

June 27, 2013

Houston, Texas

22                         Invesco Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/13)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,151.00	$6.88	$1,018.40	$6.46	1.29%
B	1,000.00	1,151.20	6.88	1,018.40	6.46	1.29
C	1,000.00	1,147.20	11.02	1,014.53	10.34	2.07
R	1,000.00	1,150.10	8.21	1,017.16	7.70	1.54
Y	1,000.00	1,152.70	5.55	1,019.64	5.21	1.04
R5	1,000.00	1,153.90	4.49	1,020.63	4.21	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2012 through April 30, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23                         Invesco Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief, Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Mid Cap Growth Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905 VK-MCG-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders April 30, 2013
Invesco Small Cap Value Fund Nasdaq: A: VSCAX ■ B: VSMBX ■ C: VSMCX ■ Y: VSMIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. For much of the reporting period, US economic data was only mildly positive, and investors closely monitored eurozone governments’ efforts to reduce debt levels, strengthen the banking system and stimulate economic growth. The economic uncertainty of 2012 gave way to greater optimism in the first quarter of 2013, and investors pushed major US equity indexes to multiyear or even all-time highs. Despite these market changes, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

¡

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

¡

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

¡	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Small Cap Value Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Small Cap Value Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2013, Class A shares of Invesco Small Cap Value Fund, at net asset value, outperformed the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index.

Drivers of Fund performance were largely stock specific. Select holdings in the consumer discretionary, health care and industrials sectors were among the largest contributors to Fund performance. Select holdings in the information technology (IT), industrials and energy sectors were among the largest detractors.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/12 to 4/30/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.27%
Class B Shares	19.44
Class C Shares	19.39
Class Y Shares	20.54
S&P 500 Index‚ (Broad Market Index)	16.89
Russell 2000 Value Index■ (Style-Specific Index)	19.71
Lipper Small-Cap Value Funds Index¿ (Peer Group Index)	15.71

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

 ■Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

We seek to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to our estimated intrinsic value. We believe intrinsic value represents the inherent business value of portfolio holdings based on our estimates of future cash flow.

The Fund’s philosophy is based on key elements that we believe have extensive empirical evidence:

■	Most companies’ intrinsic values can be reasonably estimated. Importantly, this estimated fair business value is independent of the company’s stock price.
■	Market prices are more volatile than business values, partly because investors regularly overreact to negative news.
■	Long-term investment results are a function of the level and growth of business value in the portfolio.

We sell stocks for three primary reasons:

■	A more attractive investment opportunity presents itself.
■	A stock is trading at or above our estimate of intrinsic value.
■	Deterioration in the business fundamentals.

Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from the stock market indexes and peers and have little information value since we typically structure the portfolio significantly differently than these benchmarks.

Market conditions and your Fund

The fiscal year that ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the US, where market performance and economic data were mixed. Employment and housing data, for instance, showed some improvement – but other data remained soft. Companies generally met earnings expectations but missed revenue guidance.

    In early fall, as the European Central Bank implemented new measures to support member economies and the US Federal Reserve initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013. However, US equity markets were generally strong in the final few months of the reporting period after a compromise was reached over the “fiscal cliff,” with major market indexes setting multiyear or even all-time highs.1

    In this environment, the Fund’s Class A shares, at net asset value, outperformed the Fund’s style-specific index, the Russell 2000 Value Index, for the fiscal year. Select Fund holdings in the consumer discretionary sector performed particularly well. Specifically, our investments in clothing retailer Abercrombie & Fitch and drive-in restaurant chain Sonic posted strong gains and were among the top contributors to Fund performance for the fiscal year. At the close of the fiscal year, Abercrombie & Fitch remained one of the Fund’s largest holdings.

Portfolio Composition
By sector
Information Technology	22.1%
Industrials	20.2
Financials	17.6
Consumer Discretionary	13.8
Health Care	13.8
Energy	4.5
Materials	4.2
Consumer Staples	0.1
Money Market Funds Plus Other Assets Less Liabilities	3.7

Top 10 Equity Holdings*

1. Abercrombie & Fitch Co.	3.7%
2. Belden Inc.	3.2
3. Alere, Inc.	3.2
4. Health Management Associates Inc.	2.9
5. Manpower, Inc.	2.8
6. Zions Bancorp.	2.7
7. Sanmina Corp.	2.6
8. ON Semiconductor Corp.	2.6
9. Guess?, Inc.	2.4
10. Sealed Air Corp.	2.3

Total Net Assets	$2.5 billion

Total Number of Holdings*	67

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Small Cap Value Fund

    Health care companies AMN Healthcare Services and Health Management Associates also were among the largest contributors to results. AMN Healthcare Services is the largest health care staffing firm in the US and Health Management Associates operates acute care hospitals and other health care facilities in non-urban areas across the South. During the fiscal year, both companies’ stock prices benefited from renewed investor optimism toward hospital management and service providers, given more clarity regarding health care reform in the US.

    In contrast, select holdings in IT were among the largest detractors from Fund performance. GT Advanced Technologies was the largest detractor from Fund performance during the fiscal year. The company provides crystal glass growth equipment used in the solar, LED and electronics industries. We initiated our position in August 2012, believing fundamentals in the solar business were nearing a bottom and believing in the long-term opportunities for the company’s sapphire furnace business. Over the past several months, imposition of trade sanctions by the US against Chinese solar panel producers, combined with other factors, have hurt the solar business in general and delayed new product rollouts by the company. We reassessed our investment thesis for GT Advanced Technologies and sold our position before the close of the fiscal year.

    ACCO Brands, a world leader in branded office products, was also among the largest detractors from Fund performance. In May 2012, ACCO completed its merger with MeadWestvaco’s (not a Fund holding) Consumer & Office Products business, a leading manufacturer and marketer of school supplies, office products and planning and organizing tools. ACCO believes the addition of this business will increase its scale and strengthen its position as an industry leader in school and office products over the long term. Nonetheless, the company’s share price declined after the company’s management reduced its earnings outlook. We used this weakness as an opportunity to add to our position in ACCO.

    At the close of the fiscal year, the Fund continued to be positioned with more economically sensitive investments than the Russell 2000 Value Index. The portfolio is not constructed based on short-term macroeconomic views; instead, positioning is driven by our bottom-up stock selection. In a market that continues to be characterized by uncertainty about the sustainability of the economic recovery, we continue to see many economically sensitive stocks trading significantly below our estimates of their intrinsic value. We are also finding attractive investment opportunities in other areas of the market, such as the health care sector.

    We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results nor popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.

    At the end of the fiscal year, the difference between the market price and the estimated intrinsic value of the Fund remained very attractive, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the large gap between price and estimated intrinsic value may stack the odds in favor of above-average capital appreciation as capital markets continue to normalize.

    We will continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment and for sharing our long-term investment perspective.

1	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

R. Canon Coleman II Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Small Cap Value Fund.
He joined Invesco in 1999. Mr. Coleman earned a BS and an MS in accounting from the University of Florida. He also earned an MBA from the Wharton School of the University of Pennsylvania.

Jonathan Edwards Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Cap Value Fund. He joined Invesco in 2001. Mr. Edwards earned a BS in economics from Texas A&M University and an MBA from The University of Texas at Austin.

Jonathan Mueller Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Cap Value Fund. He joined Invesco in 2001. Mr. Mueller earned a BBA in accounting from Texas Christian University and an MBA in finance from The University of Texas at Austin. He is also a Certified Public Accountant.

5                Invesco Small Cap Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

1	Source: Lipper Inc.
2	Source(s): Invesco, Russell via FactSet Research Systems Inc.
3	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued	from page 8

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco Small Cap Value Fund

Average Annual Total Returns
As of 4/30/13, including maximum applicable sales charges

Class A Shares
Inception (6/21/99)	10.17%
10 Years	12.12
5 Years	8.72
1 Year	13.64
Class B Shares
Inception (6/21/99)	10.14%
10 Years	12.27
5 Years	9.27
1 Year	14.44
Class C Shares
Inception (6/21/99)	9.80%
10 Years	11.92
5 Years	9.16
1 Year	18.39
Class Y Shares
Inception (8/12/05)	9.46%
5 Years	10.23
1 Year	20.54

Average Annual Total Returns
As of 3/31/13, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (6/21/99)	10.40%
10 Years	13.22
5 Years	9.87
1 Year	12.68
Class B Shares
Inception (6/21/99)	10.37%
10 Years	13.37
5 Years	10.44
1 Year	13.46
Class C Shares
Inception (6/21/99)	10.03%
10 Years	13.02
5 Years	10.30
1 Year	17.40
Class Y Shares
Inception (8/12/05)	9.87%
5 Years	11.39
1 Year	19.59

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Small Cap Value Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Small Cap Value Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Small Cap Value Fund (renamed Invesco Small Cap Value Fund). Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.17%, 1.92%, 1.90% and 0.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses on Class B shares in the past, performance would have been lower.

7                Invesco Small Cap Value Fund

Invesco Small Cap Value Fund’s investment objective is to seek capital appreciation.

■	Unless otherwise stated, information presented in this report is as of April 30, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■

Small capitalization companies risk. Small capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small capitalization companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and are generally less liquid than equity securities of larger companies.

■

Value investing risk. Value investing is subject to the risk that the valuations never improve, and the returns on value equity securities may or may not move in tandem with the returns on other styles of investing or the overall stock market.

■

Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

■

Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, with-holding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■

The Russell 2000® Value Index is an unmanaged index considered representative of small-cap value stocks. The Russell 2000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Small-Cap Value Funds Index is an unmanaged index considered representative of small-cap value funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VSCAX
Class B Shares	VSMBX
Class C Shares	VSMCX
Class Y Shares	VSMIX

8                Invesco Small Cap Value Fund

Schedule of Investments(a)

April 30, 2013

	Shares	Value
Common Stocks & Other Equity Interests–96.27%
Air Freight & Logistics–2.16%
UTi Worldwide, Inc.	3,683,600	$54,112,084

Apparel Retail–6.10%
Abercrombie & Fitch Co.–Class A	1,885,400	93,440,424
Guess?, Inc.	2,146,800	59,423,424
		152,863,848

Apparel, Accessories & Luxury Goods–2.47%
Jones Group Inc. (The)	164,950	2,309,300
Maidenform Brands, Inc.(b)	850,025	15,300,450
Quiksilver, Inc.(b)	6,568,745	44,207,654
		61,817,404

Asset Management & Custody Banks–0.30%
Artisan Partners Asset Management, Inc.(b)	198,469	7,402,894

Auto Parts & Equipment–0.74%
Modine Manufacturing Co.(b)	2,038,031	18,627,603

Computer Storage & Peripherals–0.69%
Synaptics Inc.(b)	421,988	17,398,565

Construction & Engineering–1.83%
Aegion Corp.(b)(c)	2,172,486	45,752,555

Construction & Farm Machinery & Heavy Trucks–3.28%
Terex Corp.(b)	1,502,400	42,968,640
WABCO Holdings Inc.(b)	541,500	39,112,545
		82,081,185

Consumer Electronics–2.24%
Harman International Industries, Inc.	1,255,559	56,136,043

Data Processing & Outsourced Services–1.02%
Broadridge Financial Solutions Inc.	1,018,200	25,638,276

Diversified Metals & Mining–0.63%
Globe Specialty Metals Inc.	1,212,300	15,832,638

Education Services–0.33%
Grand Canyon Education, Inc.(b)	325,541	8,324,083

Electrical Components & Equipment–3.20%
Belden Inc.	1,624,953	80,305,177

Electronic Components–0.91%
Rogers Corp.(b)	535,076	22,815,641

Electronic Manufacturing Services–8.26%
Flextronics International Ltd. (Singapore)(b)	6,523,016	46,639,565
Jabil Circuit, Inc.	2,400,600	42,730,680
KEMET Corp.(b)(c)	2,384,100	14,852,943
Methode Electronics, Inc.(c)	2,536,795	36,479,112
Sanmina Corp.(b)(c)	5,250,394	66,259,972
		206,962,272

	Shares	Value
Health Care Equipment–0.16%
Invacare Corp.	301,343	$4,053,063

Health Care Facilities–7.18%
Brookdale Senior Living Inc.(b)	2,154,700	55,569,713
Health Management Associates Inc.–Class A(b)	6,385,208	73,366,040
Universal Health Services, Inc.–Class B	766,400	51,034,576
		179,970,329

Health Care Services–2.29%
AMN Healthcare Services, Inc.(b)(c)	3,751,004	51,501,285
ExamWorks Group Inc.(b)	330,321	5,978,810
		57,480,095

Health Care Supplies–3.16%
Alere, Inc.(b)	3,084,530	79,210,730

Human Resource & Employment Services–2.84%
Manpower, Inc.	1,339,400	71,202,504

Investment Banking & Brokerage–2.41%
E*TRADE Financial Corp.(b)	4,366,900	44,935,401
FBR & Co.(b)(c)	736,983	15,351,356
		60,286,757

IT Consulting & Other Services–2.30%
CIBER, Inc.(b)(c)	6,751,300	28,760,538
iGATE Corp.(b)	1,732,830	28,920,933
		57,681,471

Leisure Products–1.01%
Callaway Golf Co.(c)	3,788,207	25,380,987

Life & Health Insurance–1.90%
CNO Financial Group, Inc.	4,201,888	47,565,372

Life Sciences Tools & Services–0.98%
PerkinElmer, Inc.	803,500	24,627,275

Managed Health Care–0.04%
Triple-S Management Corp.–Class B (Puerto Rico)(b)	51,658	931,394

Office Services & Supplies–2.32%
ACCO Brands Corp.(b)	5,042,712	34,038,306
Interface, Inc.	1,442,237	24,143,047
		58,181,353

Oil & Gas Equipment & Services–3.28%
Global Geophysical Services, Inc.(b)	1,634,500	5,949,580
ION Geophysical Corp.(b)	5,395,043	33,665,069
Superior Energy Services, Inc.(b)	1,539,880	42,485,289
		82,099,938

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Value Fund

	Shares	Value
Oil & Gas Exploration & Production–1.27%
Goodrich Petroleum Corp.(b)(c)	2,445,612	$31,890,780

Packaged Foods & Meats–0.10%
WhiteWave Foods Co.–Class A(b)	147,300	2,490,843

Paper Packaging–2.34%
Sealed Air Corp.	2,651,273	58,646,159

Property & Casualty Insurance–2.40%
AmTrust Financial Services, Inc.	673,109	21,310,631
Argo Group International Holdings, Ltd.	939,704	38,950,731
		60,261,362

Regional Banks–6.26%
First Horizon National Corp.	5,228,867	54,380,217
First Niagara Financial Group, Inc.	3,731,717	35,488,628
Zions Bancorp.	2,724,000	67,064,880
		156,933,725

Reinsurance–3.06%
Reinsurance Group of America, Inc.	412,494	25,801,500
Validus Holdings, Ltd. (Bermuda)	1,320,400	50,980,644
		76,782,144

Research & Consulting Services–3.15%
Dun & Bradstreet Corp. (The)	504,100	44,587,645
Resources Connection Inc.(c)	3,019,514	34,301,679
		78,889,324

Restaurants–0.86%
Sonic Corp.(b)	1,714,026	21,476,746

Semiconductor Equipment–2.07%
Advanced Energy Industries, Inc.(b)	652,072	11,072,182
Brooks Automation, Inc.	1,232,900	11,983,788
Lam Research Corp.(b)	622,917	28,791,224
		51,847,194

	Shares	Value
Semiconductors–6.83%
Lattice Semiconductor Corp.(b)(c)	10,928,800	$50,818,920
Micrel, Inc.	1,236,700	12,441,202
Microsemi Corp.(b)	2,041,600	42,465,280
ON Semiconductor Corp.(b)	8,326,108	65,443,209
		171,168,611

Specialized Finance–1.23%
NASDAQ OMX Group, Inc. (The)	1,046,100	30,839,028

Steel–1.23%
Allegheny Technologies, Inc.	1,141,300	30,792,274

Trading Companies & Distributors–1.44%
AerCap Holdings N.V.(b)	2,267,470	35,984,749
Total Common Stocks & Other Equity Interests (Cost $1,857,782,490)		2,412,744,475

Money Market Funds–3.11%
Liquid Assets Portfolio–Institutional Class(d)	38,928,354	38,928,354
Premier Portfolio–Institutional Class(d)	38,928,354	38,928,354
Total Money Market Funds (Cost $77,856,708)		77,856,708
TOTAL INVESTMENTS–99.38% (Cost $1,935,639,198)		2,490,601,183
OTHER ASSETS LESS LIABILITIES–0.62%		15,516,213
NET ASSETS–100.00%		$2,506,117,396

Investment Abbreviations:

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of April 30, 2013 was $401,350,127, which represented 16.01% of the Fund’s Net Assets. See Note 4.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Value Fund

Statement of Assets and Liabilities

April 30, 2013

Assets:
Investments, at value (Cost $1,513,421,301)	$2,011,394,348
Investments in affiliates, at value (Cost $422,217,897)	479,206,835
Total investments, at value (Cost $1,935,639,198)	2,490,601,183
Receivable for:
Investments sold	31,733,604
Fund shares sold	3,151,422
Dividends	60,013
Investment for trustee deferred compensation and retirement plans	44,745
Other assets	53,631
Total assets	2,525,644,598

Liabilities:
Payable for:
Investments purchased	10,999,479
Fund shares reacquired	5,834,854
Amount due custodian	58,843
Accrued fees to affiliates	2,333,482
Accrued trustees’ and officers’ fees and benefits	4,305
Accrued other operating expenses	131,677
Trustee deferred compensation and retirement plans	164,562
Total liabilities	19,527,202
Net assets applicable to shares outstanding	$2,506,117,396

Net assets consist of:
Shares of beneficial interest	$1,936,025,275
Undistributed net investment income (loss)	(157,607)
Undistributed net realized gain	15,287,743
Unrealized appreciation	554,961,985
$2,506,117,396

Net Assets:
Class A	$1,454,000,512
Class B	$28,407,898
Class C	$138,381,619
Class Y	$885,327,367

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	78,455,281
Class B	1,748,072
Class C	8,727,016
Class Y	46,835,071
Class A:
Net asset value per share	$18.53
Maximum offering price per share
(Net asset value of $18.53 ÷ 94.50%)	$19.61
Class B:
Net asset value and offering price per share	$16.25
Class C:
Net asset value and offering price per share	$15.86
Class Y:
Net asset value and offering price per share	$18.90

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Value Fund

Statement of Operations

For the year ended April 30, 2013

Investment income:
Dividends	$20,393,670
Dividends from affiliates	1,402,346
Total investment income	21,796,016

Expenses:
Advisory fees	14,086,243
Administrative services fees	455,001
Custodian fees	57,618
Distribution fees:
Class A	3,247,193
Class B	296,889
Class C	1,308,287
Transfer agent fees	4,864,618
Trustees’ and officers’ fees and benefits	94,116
Other	412,894
Total expenses	24,822,859
Less: Fees waived and expense offset arrangement(s)	(599,970)
Net expenses	24,222,889
Net investment income (loss)	(2,426,873)

Realized and unrealized gain from:
Net realized gain from investment securities	175,168,734
Change in net unrealized appreciation of investment securities	239,394,669
Net realized and unrealized gain	414,563,403
Net increase in net assets resulting from operations	$412,136,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Value Fund

Statement of Changes in Net Assets

For the years ended April 30, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$(2,426,873)	$(4,781,131)
Net realized gain	175,168,734	250,939,667
Change in net unrealized appreciation (depreciation)	239,394,669	(351,966,248)
Net increase (decrease) in net assets resulting from operations	412,136,530	(105,807,712)

Distributions to shareholders from net realized gains:
Class A	(166,908,714)	(83,002,653)
Class B	(4,213,950)	(2,902,184)
Class C	(19,034,069)	(10,267,086)
Class Y	(94,863,994)	(44,320,919)
Total distributions from net realized gains	(285,020,727)	(140,492,842)

Share transactions–net:
Class A	53,796,586	412,440,578
Class B	(6,498,630)	220,542
Class C	(5,623,331)	12,739,973
Class Y	91,959,557	617,701,249
Net increase in net assets resulting from share transactions	133,634,182	1,043,102,342
Net increase in net assets	260,749,985	796,801,788

Net assets:
Beginning of year	2,245,367,411	1,448,565,623
End of year (includes undistributed net investment income (loss) of $(157,607) and $(110,552), respectively)	$2,506,117,396	$2,245,367,411

Notes to Financial Statements

April 30, 2013

NOTE 1—Significant Accounting Policies

Invesco Small Cap Value Fund, formerly Invesco Van Kampen Small Cap Value Fund, (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

13                         Invesco Small Cap Value Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

14                         Invesco Small Cap Value Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund had a 2% redemption fee that was retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, was imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee was recorded as an increase in shareholder capital and was allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund eliminated the 2% redemption fee assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $500 million	0.67%
Next $500 million	0.645%
Over $1 billion	0.62%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 2.00%, 2.75%, 2.75% and 1.75%, respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.03%, 1.40% (after Rule 12b-1 fee limit), 1.78% and 0.78%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2013, the Adviser waived advisory fees of $578,693.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C

15                         Invesco Small Cap Value Fund

maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

Expenses under the Plans before fee waivers are shown as distribution fees in the Statement of Operations as Distribution fees. IDI had contractually agreed, through June 30, 2012, to limit Rule 12b-1 fees on Class B shares to 0.62% of average daily net assets. For the year ended April 30, 2013, 12b-1 fees for Class B shares were $277,294 after fee waivers of $19,595.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended April 30, 2013, IDI advised the Fund that IDI retained $24,101 in front-end sales commissions from the sale of Class A shares and $767, $29,471 and $1,637 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2013, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended April 30, 2013.

	Value 04/30/12	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 04/30/13	Interest/ Dividend Income
Aegion Corp.	$41,502,325	$—	$(2,582,528)	$6,780,766	$51,992	$45,752,555	$—
AMN Healthcare Services, Inc.	26,848,710	—	(3,622,095)	26,781,254	1,493,416	51,501,285	—
Callaway Golf Co.	—	25,679,447	—	(298,460)	—	25,380,987	8,779
CIBER, Inc.	24,865,984	2,377,568	—	1,516,986	—	28,760,538	—
FBR & Co.	15,850,445	—	(8,341,759)	10,716,325	(2,873,655)	15,351,356	—
Goodrich Petroleum Corp.	21,527,649	12,794,137	—	(2,431,006)	—	31,890,780	—
KEMET Corp.	—	10,641,029	—	4,211,914	—	14,852,943	—
Lattice Semiconductor Corp.	36,698,844	16,750,245	—	(2,630,169)	—	50,818,920	—
Methode Electronics, Inc.	21,639,444	—	(349,906)	15,163,520	26,054	36,479,112	717,047
Resources Connection Inc.	33,003,130	5,678,452	—	(4,379,903)	—	34,301,679	598,705
Sanmina Corp.	44,339,747	2,316,292	—	19,603,933	—	66,259,972	—
Total	$266,276,278	$76,237,170	$(14,896,288)	$75,035,160	(1,302,193)	$401,350,127	$1,324,531

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended April 30, 2013, the Fund engaged in securities purchases of $7,521,334.

16                         Invesco Small Cap Value Fund

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,682.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2013 and 2012:

	2013	2012
Ordinary income	$35,006,601	$20,497,702
Long-term capital gain	250,014,126	119,995,140
Total distributions	$285,020,727	$140,492,842

Tax Components of Net Assets at Period-End:

2013
Undistributed long-term gain	$35,610,421
Net unrealized appreciation — investments	547,916,603
Temporary book/tax differences	(157,607)
Post-October deferrals	(11,267,252)
Capital loss carryforward	(2,010,044)
Shares of beneficial interest	1,936,025,275
Total net assets	$2,506,117,396

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $502,511 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2017	$2,010,044	$—	$2,010,044

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Special Value Fund, Invesco U.S. Small Cap Value Fund and Invesco U.S. Small-Mid Cap Value Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

17                         Invesco Small Cap Value Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2013 was $760,583,564 and $956,770,862, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$578,662,806
Aggregate unrealized (depreciation) of investment securities	(30,746,203)
Net unrealized appreciation of investment securities	$547,916,603

Cost of investments for tax purposes is $1,942,684,580.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of net operating losses, on April 30, 2013, undistributed net investment income (loss) was increased by $2,379,818, undistributed net realized gain was decreased by $2,041,226 and shares of beneficial interest was decreased by $338,592. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Small Cap Value Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended April 30,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	15,727,724	$276,682,663	18,125,813	$312,999,273
Class B	20,194	315,878	18,890	296,099
Class C	450,135	6,836,291	515,139	7,516,931
Class Y	11,231,155	201,965,012	8,637,301	152,677,204

Issued as reinvestment of dividends:
Class A	10,027,140	155,922,027	5,145,436	80,062,984
Class B	284,420	3,888,017	192,510	2,697,063
Class C	1,340,015	17,875,804	708,420	9,740,782
Class Y	5,742,916	90,967,796	2,712,264	42,799,519

Automatic conversion of Class B shares to Class A shares:
Class A	338,255	5,805,598	1,008,126	17,262,960
Class B	(378,133)	(5,805,598)	(1,111,006)	(17,262,960)

Issued in connection with acquisitions:(b)
Class A	—	—	28,565,022	546,905,635
Class B	—	—	1,395,411	24,277,773
Class C	—	—	2,655,889	45,515,921
Class Y	—	—	34,418,470	666,710,807

Reacquired:(c)
Class A	(22,156,478)	(384,613,702)	(32,468,502)	(544,790,274)
Class B	(314,321)	(4,896,927)	(605,579)	(9,787,433)
Class C	(2,008,422)	(30,335,426)	(3,353,548)	(50,033,661)
Class Y	(11,323,825)	(200,973,251)	(14,235,705)	(244,486,281)
Net increase in share activity	8,980,775	$133,634,182	52,324,351	$1,043,102,342

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 23, 2011 the Fund acquired all the net assets of Invesco Special Value Fund, Invesco Small-Mid Special Value Fund, Invesco U.S. Small Cap Value Fund and Invesco U.S. Small-Mid Cap Value Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 67,034,792 shares of the Fund for 28,177,350, 7,763,887, 29,315,528 and 1,571,735 shares outstanding of Invesco Special Value Fund, Invesco Small-Mid Special Value Fund, Invesco U.S. Small Cap Value Fund and Invesco U.S. Small-Mid Cap Value Fund, respectively, as of the close of business on May 20, 2011. Each class of the Target Funds was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Funds to the net asset value of the Fund at the close of business on May 20, 2011. The net assets of Invesco Special Value Fund, Invesco Small-Mid Special Value Fund, Invesco U.S. Small Cap Value Fund and Invesco U.S. Small-Mid Cap Value Fund at that date of $390,180,913, $94,779,328, $783,803,191 and $14,646,704, including $97,721,791, $24,269,354, $189,121,985 and $3,495,853 of unrealized appreciation, were combined with those of the Fund. The Fund’s net assets immediately before the acquisition were $1,450,891,862, and the Fund’s net assets immediately after the acquisition were $2,734,301,998.
The pro forma results of operations for the year ended April 30, 2012 assuming the reorganization had been completed on May 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income (loss)	$(5,675,124)
Net realized/unrealized gains (losses)	(125,107,953)
Change in net assets resulting from operations	$(130,783,077)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since May 20, 2011.
(c)	Net of redemption fees of $67,324 allocated among the classes based on relative net assets of each class for the year ended April 30, 2012.

19                         Invesco Small Cap Value Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income		Distributions from net realized gains	Total distributions		Net asset value, end of period(f)	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(b)
Class A
Year ended 04/30/13	$17.80	$(0.02	)(c)	$3.17	$3.15	$—		$(2.42)	$(2.42)		$18.53	20.27	%(d)	$1,454,001	1.12	%(e)	1.15	%(e)	(0.13	)%(c)(e)	35%
Year ended 04/30/12	19.71	(0.04)		(0.75)	(0.79)	—		(1.12)	(1.12)		17.80	(3.18	)(d)	1,326,668	1.03		1.17		(0.24)		50
One month ended 04/30/11	19.17	(0.01)		0.55	0.54	—		—	—		19.71	2.82	(d)	1,067,286	1.33	(g)	1.36	(g)	(0.84	)(g)	5
Year ended 03/31/11	16.06	(0.03)		3.75	3.72	—		(0.61)	(0.61)		19.17	23.46	(d)	1,045,598	1.19		1.18		(0.19)		67
Year ended 03/31/10	9.56	(0.05)		6.55	6.50	(0.00	)(h)	—	(0.00	)(h)	16.06	68.04	(i)	675,936	1.25		1.25		(0.38)		28
Year ended 03/31/09	14.41	0.05		(4.83)	(4.78)	(0.03)		(0.04)	(0.07)		9.56	(33.21	)(i)	225,016	1.34		1.34		0.40		63
Class B
Year ended 04/30/13	16.01	(0.13	)(c)	2.79	2.66	—		(2.42)	(2.42)		16.25	19.44	(d)	28,408	1.81	(e)	1.90	(e)	(0.82	)(c)(e)	35
Year ended 04/30/12	17.91	(0.08)		(0.70)	(0.78)	—		(1.12)	(1.12)		16.01	(3.45	)(d)	34,194	1.33		1.81		(0.54)		50
One month ended 04/30/11	17.42	(0.01)		0.50	0.49	—		—	—		17.91	2.81	(d)(j)	40,226	1.33	(g)(j)	1.36	(g)(j)	(0.84	)(g)(j)	5
Year ended 03/31/11	14.69	(0.09)		3.43	3.34	—		(0.61)	(0.61)		17.42	23.07	(d)(j)	40,485	1.57	(j)	1.56	(j)	(0.57	)(j)	67
Year ended 03/31/10	8.77	(0.09)		6.01	5.92	—		—	—		14.69	67.50	(k)(l)	49,140	1.62	(l)	1.62	(l)	(0.78	)(l)	28
Year ended 03/31/09	13.24	0.02		(4.44)	(4.42)	(0.01)		(0.04)	(0.05)		8.77	(33.39	)(k)(l)	37,961	1.51	(l)	1.51	(l)	0.16	(l)	63
Class C
Year ended 04/30/13	15.69	(0.13	)(c)	2.72	2.59	—		(2.42)	(2.42)		15.86	19.39	(d)	138,382	1.87	(e)	1.90	(e)	(0.88	)(c)(e)	35
Year ended 04/30/12	17.65	(0.15)		(0.69)	(0.84)	—		(1.12)	(1.12)		15.69	(3.85	)(d)	140,342	1.76		1.90		(0.97)		50
One month ended 04/30/11	17.17	(0.02)		0.50	0.48	—		—	—		17.65	2.80	(d)	148,624	2.08	(g)	2.11	(g)	(1.59	)(g)	5
Year ended 03/31/11	14.55	(0.14)		3.37	3.23	—		(0.61)	(0.61)		17.17	22.52	(d)	146,633	1.94		1.93		(0.94)		67
Year ended 03/31/10	8.72	(0.14)		5.97	5.83	—		—	—		14.55	66.86	(m)	109,871	2.00		2.00		(1.14)		28
Year ended 03/31/09	13.23	(0.04)		(4.43)	(4.47)	—		(0.04)	(0.04)		8.72	(33.76	)(m)	50,495	2.10		2.10		(0.36)		63
Class Y(n)
Year ended 04/30/13	18.07	0.02	(c)	3.23	3.25	—		(2.42)	(2.42)		18.90	20.54	(d)	885,327	0.87	(e)	0.90	(e)	0.12	(c)(e)	35
Year ended 04/30/12	19.94	0.00		(0.75)	(0.75)	—		(1.12)	(1.12)		18.07	(2.93	)(d)	744,163	0.78		0.92		0.01		50
One month ended 04/30/11	19.38	(0.01)		0.57	0.56	—		—	—		19.94	2.89	(d)	192,429	1.08	(g)	1.11	(g)	(0.59	)(g)	5
Year ended 03/31/11	16.19	0.01		3.79	3.80	—		(0.61)	(0.61)		19.38	23.77	(d)	178,627	0.94		0.93		0.06		67
Year ended 03/31/10	9.63	(0.02)		6.61	6.59	(0.03)		—	(0.03)		16.19	68.43	(o)	128,802	1.00		1.00		(0.13)		28
Year ended 03/31/09	14.53	0.08		(4.88)	(4.80)	(0.06)		(0.04)	(0.10)		9.63	(33.09	)(o)	32,407	1.09		1.09		0.63		63

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $983,090,206 and sold of $586,342,254 in the effort to realign the Fund’s portfolio holdings after the reorganization of the Target Funds into the Fund.
(c)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.06) and (0.35)%, $(0.17) and (1.04)%, $(0.17) and (1.10)% and $(0.02) and (0.10)% for Class A, Class B, Class C and Class Y shares, respectively.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,298,877, $29,689, $130,829 and $752,096 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share, for fiscal years prior to April 30, 2013.
(g)	Annualized.
(h)	Amount is less than $0.01 per share.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% and 0.63% for the period April 1, 2011 to April 30, 2011 and the year ended March 31, 2011, respectively.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(m)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(n)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.
(o)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

20                         Invesco Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Value Fund (formerly known as Invesco Van Kampen Small Cap Value Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended April 30, 2011 and the year ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated May 18, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

June 27, 2013

Houston, Texas

21                         Invesco Small Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/13)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,228.30	$6.30	$1,019.14	$5.71	1.14%
B	1,000.00	1,224.20	10.42	1,015.42	9.44	1.89
C	1,000.00	1,224.30	10.48	1,015.37	9.49	1.90
Y	1,000.00	1,229.90	4.92	1,020.38	4.46	0.89

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2012 through April 30, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22                         Invesco Small Cap Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$250,014,126
Qualified Dividend Income*	68.15%
Corporate Dividends Received Deduction*	54.71%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Small Cap Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Small Cap Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief, Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco Small Cap Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Small Cap Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Value Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s
Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905                  VK-SCV-AR-1         Invesco Distributors, Inc.

Annual Report to Shareholders April 30, 2013
Invesco Value Opportunities Fund Nasdaq: A: VVOAX ■ B: VVOBX ■ C: VVOCX ■ R: VVORX ■ Y: VVOIX ■ R5: VVONX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    The reporting period covered by this report was challenging. For much of the reporting period, US economic data was only mildly positive, and investors closely monitored eurozone governments’ efforts to reduce debt levels, strengthen the banking system and stimulate economic growth. The economic uncertainty of 2012 gave way to greater optimism in the first quarter of 2013, and investors pushed major US equity indexes to multiyear or even all-time highs. Despite these market changes, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

    Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■	Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.
■	Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.
■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Value Opportunities Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

    No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

    Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

    To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

    You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

    In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

    Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Value Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended April 30, 2013, Invesco Value Opportunities Fund, at net asset value (NAV), underperformed its style-specific benchmark, the Russell 3000 Value Index. The Fund’s relative performance benefited from stock selection in the financials and consumer staples sectors. Alternatively, stock selection in information technology and energy detracted the most from the Fund’s relative performance.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 4/30/12 to 4/30/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.05%
Class B Shares	18.15
Class C Shares	17.26
Class R Shares	17.80
Class Y Shares	18.39
Class R5 Shares	18.82
S&P 500 Index‚ (Broad Market Index)	16.89
Russell 3000 Value Index¡ (Style-Specific Index)	21.64
Lipper Multi-Cap Value Funds Index♦ (Peer Group Index)*	19.27
Lipper Large-Cap Value Funds Index♦ (Former Peer Group Index)*	18.93

Source(s):	‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ¡Invesco, Russell via FactSet Research Systems Inc.; ♦Lipper Inc.
*	During the reporting period, the Fund has elected to use the Lipper Multi-Cap Value Funds Index as its peer group index, rather than the Lipper Large-Cap Value Funds Index, because the Lipper Multi-Cap Value Funds Index more closely reflects the performance of the types of securities in which the Fund invests.

How we invest

We seek to capitalize on market inefficiencies by investing in companies that appear undervalued relative to the market in general. We believe that there are four key drivers to finding attractive stocks:

■	Valuation – We use different measures of valuation for different sectors. We use more stable measures of value such as price/book, price/cash flow and price/sales in more cyclical parts of the market. We use more cash flow- and earnings-based measures in more growth-oriented parts of the market.
■	Fundamentals – We rigorously analyze the fundamentals and risks of a company and its industry.
■	Accounting – We focus on the quality of a company’s accounting including all four financial statements (balance sheet, income statement, statement of cash flows and statement of retained earnings).
■	Psychology – We feel that psychology is one reason that companies become undervalued.

    Ultimately, we believe that the market will recognize the value in these companies and we will sell them as their stock price begins to reflect their intrinsic value.

    We will only buy a security if we believe the potential for stock-price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:

■	It is found that the security is statistically cheap on the basis of its primary valuation criteria, which depends on the cyclical or growth nature of its business.
■	It is found through rigorous fundamental analysis that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.

    We focus on the quality of a company’s accounting and on financial statement analysis. Portfolio construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuation. Therefore, while we monitor and are aware of our positions relative to the Fund’s benchmark, they do not play a major role in the construction of the Fund.

    Our sell discipline is just as important as our buy decision and is based on the same principles: valuation and fundamentals. While no sale is automatic, we typically sell a security if it meets one or more of the following criteria:

■	The target price has been realized and if we no longer consider the company undervalued.
■	A better value opportunity can be found elsewhere.
■	A company is experiencing deteriorating fundamentals we believe to be a long-term issue.

Market conditions and your Fund

The fiscal year ended April 30, 2013, began amid negative investor sentiment; the ongoing eurozone sovereign debt crisis intensified and equity markets declined. Throughout the summer, news from Europe and China was poor; this precipitated a slowdown in the US, where market performance and economic data were mixed. Employment data, for instance, showed some improvement – but not enough. Companies generally met earnings expectations but missed revenue guidance.

Portfolio Composition
By sector
Financials	36.7%
Consumer Discretionary	16.6
Energy	16.5
Health Care	8.3
Consumer Staples	3.6
Information Technology	3.6
Industrials	2.4
Telecommunication Services	1.7
Materials	1.3
Money Market Funds Plus Other Assets Less Liabilities	9.3

Top 10 Equity Holdings *

1. JPMorgan Chase & Co.	5.3%
2. Chevron Corp.	4.4
3. Omnicom Group Inc.	4.2
4. Royal Dutch Shell PLC-ADR	4.1
5. Wells Fargo & Co.	3.7
6. Allstate Corp. (The)	3.6
7. Pfizer Inc.	3.1
8. Aspen Insurance Holdings Ltd.	3.0
9. Renault S.A.	3.0
10. Citigroup Inc.	3.0

Total Net Assets	$937.7 million

Total Number of Holdings*	42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Value Opportunities Fund

    In early fall, as the European Central Bank implemented new measures to support member economies and the US Federal Reserve (the Fed) initiated a third round of quantitative easing, consumer sentiment began to improve. Businesses, on the other hand, grew more hesitant to spend in the second half of the fiscal year. This was due in large part to uncertainty surrounding US election results, “fiscal cliff” negotiations and sequestration spending cuts in early 2013. However, for the first time in years, markets appeared willing to look past headline events. US equity markets were generally strong in the final few months of the reporting period, with major market indexes setting multiyear or even all-time highs.1

    In this environment, stock selection and an overweight position in the financials sector contributed the most to relative Fund performance. Financial holdings Allstate, Aspen Insurance and Citigroup were among the Fund’s top performers. Insurance stocks Allstate and Aspen Insurance benefited from improved pricing and share repurchases during the reporting period. Citigroup traded at attractive valuations despite performing strongly and maintaining a strong capital and reserve position during the reporting period.

    Stock selection in the consumer staples sector also helped Fund performance versus the Fund’s style-specific index, the Russell 3000 Value Index. In this sector, grocery store chain Kroger performed particularly well. Kroger’s increasing focus on its customers, operations and stockholders drove profits that beat analysts’ estimates.

    On an absolute basis, consumer discretionary holding Omnicom was among the largest contributors to Fund performance. The media company continued to perform strongly and repurchase shares.

    Unfavorable stock selection in the information technology sector was the largest detractor from relative Fund performance. Specifically, Apple, Hewlett-Packard and Dell were large detractors on both an absolute and relative basis. Apple’s stock declined sharply after fourth quarter 2012 earnings fell short of analysts’ estimates, a rare miss for the company. Apple’s products continue to have very high repeat purchase rates. Investors continued to be concerned with Hewlett-Packard due to management changes, resulting in inconsistent strategic plans and making it likely that the company’s turnaround will take longer than expected. We eliminated Dell from the portfolio before the close of the fiscal year.

    Stock selection and overweight exposure to the energy sector also hampered the Fund’s relative performance. Petroleo Brasileiro was among the largest detractors from overall returns. Petroleo Brasileiro suffered from weak pricing in its downstream operations and some temporary operating issues that we believe the company can fix. We believe the company has a very attractive resource base and is trading at a very attractive valuation.

    Europe remains in recession and China remains a risk, though it seems to be improving incrementally. The US economy has exhibited modest, albeit uneven signs of improvement. A possible reduction in bond buying by the Fed is a risk. While we analyze macroeconomic factors, our focus is on bottom-up stock selection. We invest in companies based on their individual risk and return potential, driven by their fundamentals and valuations.

    As value managers, we point to the attractive valuations that characterize many holdings in the portfolio. We believe low earnings expectations, combined with attractive valuations, can potentially provide downside protection in a volatile equity market.

    Thank you for your investment in Invesco Value Opportunities Fund and for sharing our long-term investment horizon.

1	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jason Leder Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Value Opportunities
Fund. He joined Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin and an MBA from Columbia University.

Devin Armstrong Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Opportunities Fund. He joined Invesco in 2010. Mr. Armstrong earned a BS in psychology and finance from the University of Illinois and an MBA in finance from Columbia University.

Kevin Holt Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Opportunities Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an MBA from the University of Chicago Booth School of Business.

Yogi Kak Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Opportunities Fund. He joined Invesco in 2011. Mr. Kak earned a Bachelor of Technology degree in electrical engineering from the Institute of Technology, Banares Hindu University, and an MBA from Tulane University.

Matt Seinsheimer Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Opportunities Fund. He joined Invesco in 1998. Mr. Seinsheimer earned a BBA from Southern Methodist University and an MBA from The University of Texas at Austin.

James Warwick Portfolio manager, is manager of Invesco Value Opportunities Fund. He joined Invesco in 2010. Mr.
Warwick earned a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

5                Invesco Value Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund has elected to use the Lipper Multi-Cap Value Funds Index as its peer-group index, rather than the Lipper Large-Cap Value Funds Index, because the Lipper Multi-Cap Value Funds Index more closely reflects the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued	from page 8

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 3000® Value Index is an unmanaged index considered representative of US value stocks. The Russell 3000 Value Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Multi-Cap Value Funds Index is an unmanaged index considered representative of multi-cap value funds tracked by Lipper.
■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco Value Opportunities Fund

Average Annual Total Returns
As of 4/30/13, including maximum applicable sales charges

Class A Shares
Inception (6/25/01)	3.92%
10 Years	6.72
5 Years	3.79
1 Year	11.52

Class B Shares
Inception (6/25/01)	3.89%
10 Years	6.73
5 Years	4.20
1 Year	13.15

Class C Shares
Inception (6/25/01)	3.67%
10 Years	6.59
5 Years	4.25
1 Year	16.26

Class R Shares
10 Years	7.07%
5 Years	4.73
1 Year	17.80

Class Y Shares
Inception (3/23/05)	3.85%
5 Years	5.22
1 Year	18.39

Class R5 Shares
10 Years	7.46%
5 Years	5.24
1 Year	18.82

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Value Opportunities Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Value Opportunities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Value Opportunities Fund (renamed Invesco Value Opportunities Fund). Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 3/31/13, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (6/25/01)	3.80%
10 Years	7.43
5 Years	3.46
1 Year	8.26

Class B Shares
Inception (6/25/01)	3.77%
10 Years	7.41
5 Years	3.86
1 Year	9.44

Class C Shares
Inception (6/25/01)	3.55%
10 Years	7.27
5 Years	3.39
1 Year	12.64

Class R Shares
10 Years	7.77%
5 Years	4.39
1 Year	14.15

Class Y Shares
Inception (3/23/05)	3.67%
5 Years	4.91
1 Year	14.83

Class R5 Shares
10 Years	8.16%
5 Years	4.89
1 Year	15.17

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B,

Class C, Class R, Class Y and Class R5 shares was 1.40%, 1.40%, 2.11%, 1.65%, 1.15% and 0.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Value Opportunities Fund

Invesco Value Opportunities Fund’s investment objective is to seek capital growth and income.

■	Unless otherwise stated, information presented in this report is as of April 30, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small and medium capitalization companies risk. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
■	Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
■	Investing in real estate investment trusts (REITs) risk. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
■	Unseasoned issuer risk. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments and securities of such companies may be more likely to experience fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.
■	Initial public offerings (IPO) risk. The prices of IPO securities fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	VVOAX
Class B Shares	VVOBX
Class C Shares	VVOCX
Class R Shares	VVORX
Class Y Shares	VVOIX
Class R5 Shares	VVONX

8                Invesco Value Opportunities Fund

Schedule of Investments(a)

April 30, 2013

	Shares	Value
Common Stocks & Other Equity Interests–90.71%
Advertising–4.23%
Omnicom Group Inc.	663,255	$39,642,751

Apparel Retail–1.01%
Vera Bradley, Inc.(b)(c)	414,500	9,458,890

Asset Management & Custody Banks–1.49%
Bank of New York Mellon Corp. (The)	495,220	13,975,108

Automobile Manufacturers–3.02%
Renault S.A. (France)	411,001	28,320,205

Cable & Satellite–2.16%
Time Warner Cable Inc.	216,002	20,280,428

Coal & Consumable Fuels–1.56%
Peabody Energy Corp.	726,377	14,571,123

Computer Hardware–3.61%
Apple Inc.	40,663	18,003,543
Hewlett-Packard Co.	770,861	15,879,737
		33,883,280

Department Stores–4.20%
Macy’s, Inc.	515,672	22,998,971
Nordstrom, Inc.	289,300	16,371,487
		39,370,458

Diversified Banks–6.57%
Comerica Inc.	382,235	13,856,019
U.S. Bancorp	382,638	12,734,193
Wells Fargo & Co.	922,825	35,048,893
		61,639,105

Food Retail–1.99%
Kroger Co. (The)	543,672	18,691,443

General Merchandise Stores–2.01%
Target Corp.	267,442	18,870,708

Household Products–1.65%
Procter & Gamble Co. (The)	201,660	15,481,438

Industrial Conglomerates–1.90%
General Electric Co.	799,845	17,828,545

Integrated Oil & Gas–13.93%
Chevron Corp.	334,702	40,836,991
Exxon Mobil Corp.	134,482	11,967,553
Petroleo Brasileiro S.A.–ADR (Brazil)	988,051	18,921,177
Royal Dutch Shell PLC–ADR (United Kingdom)	565,888	38,463,407
Total S.A.–ADR (France)	405,500	20,372,320
		130,561,448

	Shares	Value
Investment Banking & Brokerage–3.11%
Goldman Sachs Group, Inc. (The)	92,287	$13,480,362
Morgan Stanley	707,620	15,673,783
		29,154,145

Life & Health Insurance–4.91%
Aflac, Inc.	237,700	12,940,388
MetLife, Inc.	382,000	14,894,180
Unum Group	652,374	18,194,711
		46,029,279

Managed Health Care–3.91%
UnitedHealth Group Inc.	358,443	21,481,489
WellPoint, Inc.	207,658	15,142,421
		36,623,910

Marine–0.46%
Diana Shipping Inc. (Greece)(b)(c)	449,614	4,266,837

Oil & Gas Drilling–1.04%
Noble Corp.	260,277	9,760,387

Other Diversified Financial Services–10.24%
Bank of America Corp.	1,513,866	18,635,690
Citigroup Inc.	598,821	27,940,988
JPMorgan Chase & Co.	1,008,664	49,434,623
		96,011,301

Pharmaceuticals–4.38%
Bristol-Myers Squibb Co.	305,705	12,142,603
Pfizer Inc.	994,747	28,917,295
		41,059,898

Property & Casualty Insurance–10.36%
Allied World Assurance Co. Holdings AG	195,301	17,735,284
Allstate Corp. (The)	676,319	33,315,474
Aspen Insurance Holdings Ltd.	744,424	28,429,552
Chubb Corp. (The)	200,680	17,673,888
		97,154,198

Steel–1.32%
POSCO–ADR (South Korea)	172,104	12,389,767

Wireless Telecommunication Services–1.65%
Vodafone Group PLC–ADR (United Kingdom)	506,389	15,490,440
Total Common Stocks & Other Equity Interests (Cost $665,013,123)		850,515,092

Money Market Funds–9.14%
Liquid Assets Portfolio–Institutional Class(d)	42,874,889	42,874,889
Premier Portfolio–Institutional Class(d)	42,874,888	42,874,888
Total Money Market Funds (Cost $85,749,777)		85,749,777
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.85% (Cost $750,762,900)		936,264,869

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Value Opportunities Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.78%
Liquid Asset Portfolio–Institutional Class (Cost $7,271,025)(d)(e)	7,271,025	$7,271,025
TOTAL INVESTMENTS–100.63% (Cost $758,033,925)		943,535,894
OTHER ASSETS LESS LIABILITIES–(0.63)%		(5,877,963)
NET ASSETS–100.00%		$937,657,931

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2013.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Value Opportunities Fund

Statement of Assets and Liabilities

April 30, 2013

Assets:
Investments, at value (Cost $665,013,123)*	$850,515,092
Investments in affiliated money market funds, at value and cost	93,020,802
Total investments, at value (Cost $758,033,925)	943,535,894
Foreign currencies, at value (Cost $645,628)	658,106
Receivable for:
Investments sold	3,032,018
Fund shares sold	271,220
Dividends	762,531
Investment for trustee deferred compensation and retirement plans	111,835
Other assets	47,074
Total assets	948,418,678

Liabilities:
Payable for:
Fund shares reacquired	2,046,383
Collateral upon return of securities loaned	7,271,025
Accrued fees to affiliates	780,821
Accrued trustees’ and officers’ fees and benefits	2,748
Accrued other operating expenses	111,696
Trustee deferred compensation and retirement plans	548,074
Total liabilities	10,760,747
Net assets applicable to shares outstanding	$937,657,931

Net assets consist of:
Shares of beneficial interest	$983,599,013
Undistributed net investment income	8,990,138
Undistributed net realized gain (loss)	(240,445,667)
Unrealized appreciation	185,514,447
$937,657,931

Net Assets:
Class A	$749,818,563
Class B	$50,968,398
Class C	$101,771,541
Class R	$20,271,741
Class Y	$12,799,048
Class R5	$2,028,640

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	62,658,341
Class B	4,320,458
Class C	8,718,111
Class R	1,697,328
Class Y	1,071,605
Class R5	169,221
Class A:
Net asset value per share	$11.97
Maximum offering price per share
(Net asset value of $11.97 ÷ 94.50%)	$12.67
Class B:
Net asset value and offering price per share	$11.80
Class C:
Net asset value and offering price per share	$11.67
Class R:
Net asset value and offering price per share	$11.94
Class Y:
Net asset value and offering price per share	$11.94
Class R5:
Net asset value and offering price per share	$11.99

*	At April 30, 2013, securities with an aggregate value of $7,211,844 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Value Opportunities Fund

Statement of Operations

For the year ended April 30, 2013

Investment income:
Dividends (net of foreign withholding taxes of $658,192)	$21,495,527
Dividends from affiliated money market funds (includes securities lending income of $125,922)	202,979
Total investment income	21,698,506

Expenses:
Advisory fees	6,016,630
Administrative services fees	237,038
Custodian fees	13,563
Distribution fees:
Class A	1,786,714
Class B	144,942
Class C	929,015
Class R	95,588
Transfer agent fees — A, B, C, R and Y	2,754,419
Transfer agent fees — R5	792
Trustees’ and officers’ fees and benefits	52,654
Other	128,433
Total expenses	12,159,788
Less: Fees waived and expense offset arrangement(s)	(92,863)
Net expenses	12,066,925
Net investment income	9,631,581

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	102,975,901
Foreign currencies	(3,554)
102,972,347
Change in net unrealized appreciation of:
Investment securities	36,697,279
Foreign currencies	13,197
36,710,476
Net realized and unrealized gain	139,682,823
Net increase in net assets resulting from operations	$149,314,404

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Value Opportunities Fund

Statement of Changes in Net Assets

For the years ended April 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$9,631,581	$7,688,448
Net realized gain	102,972,347	69,971,545
Change in net unrealized appreciation (depreciation)	36,710,476	(60,851,233)
Net increase in net assets resulting from operations	149,314,404	16,808,760

Distributions to shareholders from net investment income:
Class A	(6,676,577)	(84,669)
Class B	(547,171)	—
Class C	(254,252)	—
Class R	(132,803)	(2,153)
Class Y	(136,277)	(1,909)
Class R5	(60,144)	(619)
Total distributions from net investment income	(7,807,224)	(89,350)

Distributions to shareholders from net realized gains:
Class A	(727,999)	—
Class B	(58,455)	—
Class C	(102,626)	—
Class R	(19,447)	—
Class Y	(11,754)	—
Class R5	(4,039)	—
Total distributions from net realized gains	(924,320)	—

Share transactions–net:
Class A	(102,431,631)	679,828,323
Class B	(24,998,015)	60,768,316
Class C	(15,114,419)	92,902,757
Class R	(2,329,511)	19,115,136
Class Y	(455,051)	6,596,330
Class R5	(2,376,165)	4,344,063
Net increase (decrease) in net assets resulting from share transactions	(147,704,792)	863,554,925
Net increase (decrease) in net assets	(7,121,932)	880,274,335

Net assets:
Beginning of year	944,779,863	64,505,528
End of year (includes undistributed net investment income of $8,990,138 and $7,173,913, respectively)	$937,657,931	$944,779,863

Notes to Financial Statements

April 30, 2013

NOTE 1—Significant Accounting Policies

Invesco Value Opportunities Fund, formerly Invesco Van Kampen Value Opportunities Fund (the “Fund”), is a series portfolio of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek capital growth and income.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares

13                         Invesco Value Opportunities Fund

until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14                         Invesco Value Opportunities Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.

Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the

15                         Invesco Value Opportunities Fund

difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed above) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 1.41%, 2.16%, 2.16%, 1.66%, 1.16% and 1.16%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended April 30, 2013, the Adviser waived advisory fees of $85,026.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended April 30, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class B, Class C and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and up to 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses. For the year ended April 30, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption

16                         Invesco Value Opportunities Fund

proceeds prior to remittance to the shareholder. During the year ended April 30, 2013, IDI advised the Fund that IDI retained $49,202 in front-end sales commissions from the sale of Class A shares and $62, $47,128 and $2,859 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended April 30, 2013, the Fund incurred $3,222 in brokerage commissions with Invesco Capital Markets, Inc. an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2013, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended April 30, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,837.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Value Opportunities Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2013 and 2012:

	2013	2012
Ordinary income	$7,812,702	$89,350
Long-term capital gain	918,842	—
Total distributions	$8,731,544	$89,350

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$9,520,827
Net unrealized appreciation — investments	177,515,707
Net unrealized appreciation — other investments	12,478
Temporary book/tax differences	(530,688)
Capital loss carryforward	(232,459,406)
Shares of beneficial interest	983,599,013
Total net assets	$937,657,931

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $97,946,710 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of April 30, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
April 30, 2017	$232,459,406	$—	$232,459,406

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Basic Value Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2013 was $122,637,311 and $316,075,315, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$225,630,449
Aggregate unrealized (depreciation) of investment securities	(48,114,742)
Net unrealized appreciation of investment securities	$177,515,707

Cost of investments for tax purposes is $766,020,187.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distribution reclasses, on April 30, 2013, undistributed net investment income was decreased by $8,132 and undistributed net realized gain (loss) was increased by $8,132. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Value Opportunities Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended April 30,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	2,582,920	$27,932,294	3,674,506	$33,685,777
Class B	106,701	1,108,180	111,008	1,446,227
Class C	415,540	4,333,405	376,239	3,924,269
Class R(b)	279,577	3,006,330	376,401	3,556,925
Class Y	208,198	2,256,693	221,708	2,035,298
Class R5(b)	10,809	118,998	181,444	1,576,092

Issued as reinvestment of dividends:
Class A	663,265	6,964,285	8,826	80,215
Class B	56,942	589,348	—	—
Class C	32,513	333,901	—	—
Class R	14,514	152,250	237	2,153
Class Y	12,746	133,446	196	1,775
Class R5	6,102	64,074	68	619

Issued in connection with acquisitions:(c)
Class A	—	—	81,789,030	808,828,507
Class B	—	—	10,498,963	102,352,547
Class C	—	—	11,653,261	113,178,199
Class R	—	—	2,088,804	20,662,849
Class Y	—	—	1,124,328	11,072,165
Class R5	—	—	915,801	9,022,329

Automatic conversion of Class B shares to Class A shares:
Class A	1,612,976	17,025,303	2,745,919	25,936,805
Class B	(1,635,311)	(17,025,303)	(2,786,360)	(25,936,805)

Reacquired:
Class A	(14,529,395)	(154,353,513)	(20,243,628)	(188,702,981)
Class B	(899,252)	(9,670,240)	(1,862,334)	(17,093,653)
Class C	(1,922,187)	(19,781,725)	(2,639,413)	(24,199,711)
Class R	(515,239)	(5,488,091)	(546,966)	(5,106,791)
Class Y	(267,409)	(2,845,190)	(704,227)	(6,512,908)
Class R5	(241,524)	(2,559,237)	(703,479)	(6,254,977)
Net increase (decrease) in share activity	(14,007,514)	$(147,704,792)	86,280,332	$863,554,925

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of May 23, 2011.
(C)	As of the open of business on May 23, 2011, the Fund acquired all the net assets of Invesco Basic Value Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2011 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 108,070,187 shares of the Fund for 49,783,080 shares outstanding of the Target Fund as of the close of business on May 20, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund as of the close of business on May 20, 2011. The Target Fund’s net assets at that date of $1,065,116,596, including $204,658,708 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $62,948,257. The net assets of the Fund subsequent to the acquisition were $1,128,064,853.
The pro forma results of operations for the year ended April 30, 2012 assuming the reorganization had been completed on May 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$9,031,133
Net realized/unrealized gain (loss)	(24,797,985)
Change in net assets resulting from operations	$(15,766,852)
The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. It is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 23, 2011.

19                         Invesco Value Opportunities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(b)
Class A
Year ended 04/30/13	$10.24	$0.12	$1.72	$1.84	$(0.10)	$(0.01)	$(0.11)	$11.97	18.15	%(c)	$749,819	1.26	%(d)	1.27	%(d)	1.14	%(d)	15%
Year ended 04/30/12	10.18	0.09	(0.03)	0.06	(0.00)	—	(0.00)	10.24	0.60	(c)	740,384	1.40		1.40		0.92		46
One month ended 04/30/11	9.98	(0.00)	0.20	0.20	—	—	—	10.18	2.00	(c)	44,328	1.40	(e)	1.98	(e)	(0.51	)(e)	2
Year ended 03/31/11	8.95	0.06	1.06	1.12	(0.09)	—	(0.09)	9.98	12.61	(c)	43,855	1.42		1.47		0.68		80
Year ended 03/31/10	5.84	0.06	3.12	3.18	(0.07)	—	(0.07)	8.95	54.55	(f)	53,983	1.44		1.44		0.72		13
Year ended 03/31/09	9.77	0.09	(3.94)	(3.85)	(0.08)	—	(0.08)	5.84	(39.47	)(f)	43,175	1.41		1.41		1.11		34
Class B
Year ended 04/30/13	10.09	0.12	1.70	1.82	(0.10)	(0.01)	(0.11)	11.80	18.25	(c)(g)	50,968	1.26	(d)(g)	1.27	(d)(g)	1.14	(d)(g)	15
Year ended 04/30/12	10.04	0.09	(0.04)	0.05	—	—	—	10.09	0.50	(c)(g)	67,547	1.38	(g)	1.38	(g)	0.94	(g)	46
One month ended 04/30/11	9.84	(0.00)	0.20	0.20	—	—	—	10.04	2.03	(c)(g)	7,331	1.46	(e)(g)	2.04	(e)(g)	(0.57	)(e)(g)	2
Year ended 03/31/11	8.79	0.01	1.04	1.05	—	—	—	9.84	11.95	(c)(g)	7,392	1.99	(g)	2.04	(g)	0.11	(g)	80
Year ended 03/31/10	5.73	(0.00)	3.06	3.06	—	—	—	8.79	53.40	(f)	8,629	2.19		2.19		(0.03)		13
Year ended 03/31/09	9.54	0.03	(3.84)	(3.81)	—	—	—	5.73	(39.94	)(f)	9,097	2.17		2.17		0.34		34
Class C
Year ended 04/30/13	9.99	0.05	1.67	1.72	(0.03)	(0.01)	(0.04)	11.67	17.26	(c)(g)	101,772	1.96	(d)(g)	1.97	(d)(g)	0.44	(d)(g)	15
Year ended 04/30/12	10.00	0.02	(0.03)	(0.01)	—	—	—	9.99	(0.10	)(c)(g)	101,785	2.11	(g)	2.11	(g)	0.21	(g)	46
One month ended 04/30/11	9.80	(0.01)	0.21	0.20	—	—	—	10.00	2.04	(c)(g)	8,021	2.07	(e)(g)	2.65	(e)(g)	(1.18	)(e)(g)	2
Year ended 03/31/11	8.77	0.01	1.03	1.04	(0.01)	—	(0.01)	9.80	11.81	(c)(g)	8,033	2.06	(g)	2.11	(g)	0.04	(g)	80
Year ended 03/31/10	5.73	0.00	3.06	3.06	(0.02)	—	(0.02)	8.77	53.42	(f)(g)	9,337	2.18	(g)	2.18	(g)	(0.02	)(g)	13
Year ended 03/31/09	9.55	0.03	(3.84)	(3.81)	(0.01)	—	(0.01)	5.73	(39.90	)(f)(g)	7,791	2.10	(g)	2.10	(g)	0.43	(g)	34
Class R
Year ended 04/30/13	10.22	0.09	1.72	1.81	(0.08)	(0.01)	(0.09)	11.94	17.80	(c)	20,272	1.51	(d)	1.52	(d)	0.89	(d)	15
Year ended 04/30/12(h)	9.89	0.07	0.26	0.33	(0.00)	—	(0.00)	10.22	3.35	(c)	19,599	1.65	(e)	1.65	(e)	0.67	(e)	46
Class Y(i)
Year ended 04/30/13	10.22	0.15	1.71	1.86	(0.13)	(0.01)	(0.14)	11.94	18.39	(c)	12,799	1.01	(d)	1.02	(d)	1.39	(d)	15
Year ended 04/30/12	10.14	0.11	(0.03)	0.08	(0.00)	—	(0.00)	10.22	0.80	(c)	11,424	1.15		1.15		1.17		46
One month ended 04/30/11	9.93	(0.00)	0.21	0.21	—	—	—	10.14	2.11	(c)	4,826	1.15	(e)	1.73	(e)	(0.26	)(e)	2
Year ended 03/31/11	8.94	0.08	1.05	1.13	(0.14)	—	(0.14)	9.93	12.75	(c)	4,757	1.17		1.22		0.93		80
Year ended 03/31/10	5.83	0.07	3.13	3.20	(0.09)	—	(0.09)	8.94	54.98	(f)	50,475	1.19		1.19		0.96		13
Year ended 03/31/09	9.77	0.11	(3.94)	(3.83)	(0.11)	—	(0.11)	5.83	(39.30	)(f)	35,805	1.17		1.17		1.41		34
Class R5
Year ended 04/30/13	10.26	0.18	1.73	1.91	(0.17)	(0.01)	(0.18)	11.99	18.82	(c)	2,029	0.73	(d)	0.74	(d)	1.67	(d)	15
Year ended 04/30/12(h)	9.85	0.14	0.27	0.41	(0.00)	—	(0.00)	10.26	4.18	(c)	4,040	0.81	(e)	0.81	(e)	1.51	(e)	46

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending April 30, 2012, the portfolio turnover calculation excludes the value of securities purchased of $846,280,438 and sold of $257,706,685 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Basic Value Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $714,685, $57,977, $97,317, $19,118, $11,468 and $3,176 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period for all classes. Does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (“CDSC”) on Class A shares, maximum CDSC of 5% on Class B shares or maximum CDSC of 1% on Class C shares. On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions of Class A shares made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% on Class A shares and up to 1% on Class B and Class C shares. Does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares for either class.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25% for Class B shares and 0.95% for Class C shares for the year ended April 30, 2013, 0.23% for Class B shares and 0.96% for Class C shares for the year ended April 30, 2012, 0.31% for Class B shares and 0.92% for Class C shares for the period April 1, 2011 to April 30, 2011 and 0.82% for Class B shares and 0.89% for Class C shares for the year ended March 31, 2011 and less than 1% for Class C shares for the years ended March 31, 2010 and 2009.
(h)	Commencement date of May 23, 2011.
(i)	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.

20                         Invesco Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)

and Shareholders of Invesco Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Value Opportunities Fund (formerly known as Invesco Van Kampen Value Opportunities Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended April 30, 2011 and the year ended March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated May 18, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

June 27, 2013

Houston, Texas

21                         Invesco Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/13)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,139.40	$6.63	$1,018.60	$6.26	1.25%
B	1,000.00	1,139.70	6.63	1,018.60	6.26	1.25
C	1,000.00	1,135.10	10.32	1,015.12	9.74	1.95
R	1,000.00	1,137.90	7.95	1,017.36	7.50	1.50
Y	1,000.00	1,140.40	5.31	1,019.84	5.01	1.00
R5	1,000.00	1,143.70	3.88	1,021.17	3.66	0.73

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2012 through April 30, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

22                         Invesco Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$918,842
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Value Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2000	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief, Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	1997	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2003

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Value Opportunities Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms

N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-03826 and 002-85905 VK-VOPP-AR-1 Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2012	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$384,050	N/A	$316,500	N/A
Audit-Related Fees(2)	$12,000	0%	$36,500	0%
Tax Fees(3)	$128,550	0%	$136,000	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$524,600	0%	$489,000	0%

(g) PWC billed the Registrant aggregate non-audit fees of $140,550 for the fiscal year ended 2013, and $172,500 for the fiscal year ended 2012, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Tax fees for the fiscal year end 2013 include fees billed for agreed upon procedures related to fund mergers. Tax fees for the fiscal year end 2012 include fees billed for agreed upon procedures related to fund mergers.
(3)	Tax fees for the fiscal year end 2013 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end 2012 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2013, and $0 for the fiscal year ended 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of May 23, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 23, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Sector Funds (Invesco Sector Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	July 8, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	July 8, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	July 8, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.